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                                                                    Exhibit 10.1
                                CREDIT AGREEMENT

                           DATED AS OF MARCH 31, 2003

                                  BY AND AMONG

                             ACE CASH EXPRESS, INC.,
                                   AS BORROWER
                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,
           AS ADMINISTRATIVE AGENT, CO-LEAD ARRANGER, AND AS A LENDER,
                              JPMORGAN CHASE BANK,
                  AS AGENT, SYNDICATION AGENT, AND AS A LENDER,
     J.P. MORGAN SECURITIES, INC., AS SOLE BOOKRUNNER AND CO-LEAD ARRANGER,
                             BANK OF AMERICA, N.A.,
                      AS SYNDICATION AGENT AND AS A LENDER,
     U.S. BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT AND AS A LENDER,

                                       AND

                         THE OTHER LENDERS PARTY HERETO
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                                TABLE OF CONTENTS
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ARTICLE I.  DEFINITIONS...........................................................................................2
    SECTION 1.01.  Certain Defined Terms..........................................................................2
    SECTION 1.02.  Accounting Terms; Financial Covenants.........................................................24
    SECTION 1.03.  Miscellaneous.................................................................................24

ARTICLE II.  THE LOANS...........................................................................................24
    SECTION 2.01.  The Total Commitments.........................................................................24
    SECTION 2.02.  Loans.........................................................................................26
    SECTION 2.03.  Notice of Revolving Credit Loans and Seasonal Revolving Credit Loans; Funding of Loans........27
    SECTION 2.04.  Notes; Repayment of Loans.....................................................................29
    SECTION 2.05.  Interest on Loans.............................................................................29
    SECTION 2.06.  Fees......................................................................................... 30
    SECTION 2.07.  Termination or Reduction of the Total Revolving Credit Commitment;
                    Termination of Seasonal Revolving Credit Commitment..........................................31
    SECTION 2.08.  Interest after Default; Alternate Rate of Interest............................................32
    SECTION 2.09.  Prepayment of Loans...........................................................................32
    SECTION 2.10.  Increased Costs...............................................................................33
    SECTION 2.11.  Break Funding Payments........................................................................34
    SECTION 2.12.  Taxes.........................................................................................35
    SECTION 2.13.  Payments Generally; Pro Rata Treatment, Sharing of Set-offs...................................36
    SECTION 2.14.  Letters of Credit.............................................................................38
    SECTION 2.15.  Incremental Facility..........................................................................43

ARTICLE III.  REPRESENTATIONS AND WARRANTIES.....................................................................44
    SECTION 3.01.  Organization; Legal Existence.................................................................44
    SECTION 3.02.  Authorization.................................................................................45
    SECTION 3.03.  Governmental Approvals........................................................................45
    SECTION 3.04.  Binding Effect................................................................................45
    SECTION 3.05.  Material Adverse Effect; Default..............................................................45
    SECTION 3.06.  Litigation; Compliance With Laws; Etc.........................................................45
    SECTION 3.07.  Financial Statements..........................................................................46
    SECTION 3.08.  Federal Reserve Regulation....................................................................46
    SECTION 3.09.  Taxes.........................................................................................47
    SECTION 3.10.  Employee Benefit Plans........................................................................47
    SECTION 3.11.  No Material Misstatements.....................................................................49
    SECTION 3.12.  Investment Company Act; Public Utility Holding Company Act....................................49
    SECTION 3.13.  Use of Proceeds...............................................................................49
    SECTION 3.14.  Subsidiaries..................................................................................49
    SECTION 3.15.  Title to Properties; Possession Under Leases; Trademarks......................................49
    SECTION 3.16.  Solvency......................................................................................50

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    SECTION 3.17.  Permits, Etc..................................................................................51
    SECTION 3.18.  Compliance with Environmental Laws............................................................51
    SECTION 3.19.  Labor Matters.................................................................................51
    SECTION 3.20.  Side Agreements...............................................................................53
    SECTION 3.21.  General.......................................................................................53


ARTICLE IV.  CONDITIONS OF CREDIT EVENTS.........................................................................53
    SECTION 4.01.  All Credit Events.............................................................................53
    SECTION 4.02.  First Credit Event............................................................................53


ARTICLE V.  AFFIRMATIVE COVENANTS................................................................................57
    SECTION 5.01.  Legal Existence...............................................................................57
    SECTION 5.02.  Businesses and Properties.....................................................................57
    SECTION 5.03.  Insurance.....................................................................................57
    SECTION 5.04.  Taxes.........................................................................................58
    SECTION 5.05.  Financial Statements, Reports, Etc............................................................58
    SECTION 5.06.  Litigation and Other Notices..................................................................60
    SECTION 5.07.  ERISA.........................................................................................61
    SECTION 5.08.  Maintaining Records; Access to Properties and Collateral; Inspections.........................62
    SECTION 5.09.  Use of Proceeds...............................................................................62
    SECTION 5.10.  [RESERVED]....................................................................................62
    SECTION 5.11.  Additional Guarantors and Pledge of Assets....................................................62
    SECTION 5.12.  Environmental Legislation.....................................................................63
    SECTION 5.13.  Pay Obligations to Lenders and Perform Other Covenants........................................64
    SECTION 5.14.  Assurances....................................................................................64
    SECTION 5.15.  Certain Changes...............................................................................64
    SECTION 5.16.  Assignment of Leases..........................................................................64
    SECTION 5.17.  Third-Party Payables..........................................................................64
    SECTION 5.18.  Interest Rate Hedging.........................................................................64
    SECTION 5.19.  Compliance with Agreements....................................................................65

ARTICLE VI.  NEGATIVE COVENANTS..................................................................................65
    SECTION 6.01.  Liens.........................................................................................65
    SECTION 6.02.  Sale and Lease-Back Transactions..............................................................67
    SECTION 6.03.  Indebtedness for Borrowed Money and Guarantees................................................67
    SECTION 6.04.  Equity Interest in Subsidiaries Equity Interests in Borrower..................................68
    SECTION 6.05.  Consolidations, Mergers and Sales of Assets...................................................68
    SECTION 6.06.  Loans and Advances............................................................................69
    SECTION 6.07.  Net Worth.....................................................................................69
    SECTION 6.08.  EBITDA........................................................................................70
    SECTION 6.09.  Debt to EBITDA Ratio..........................................................................70
    SECTION 6.10.  Cash Flow Coverage Ratio......................................................................70
    SECTION 6.11.  Use of Proceeds...............................................................................70
    SECTION 6.12.  ERISA.........................................................................................70
    SECTION 6.13.  Modifications of Certain Indebtedness; Other Agreements.......................................71
    SECTION 6.14.  Transactions with Affiliates..................................................................71

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    SECTION 6.15.  Other Agreements..............................................................................71
    SECTION 6.16.  Restricted Payments...........................................................................71
    SECTION 6.17.  Limitation on Investments.....................................................................72
    SECTION 6.18.  Change in Business............................................................................73
    SECTION 6.19.  Capital Expenditures..........................................................................73
    SECTION 6.20.  Deposit Accounts and Armored Couriers.........................................................73
    SECTION 6.21.  ACE Funding...................................................................................73
    SECTION 6.22.  Restrictive Agreements........................................................................74

ARTICLE VII.  EVENTS OF DEFAULT..................................................................................75

ARTICLE VIII.  AGENT.............................................................................................79

ARTICLE VIIIA.  ADMINISTRATIVE AGENT.............................................................................82

ARTICLE IX.  MISCELLANEOUS.......................................................................................85
    SECTION 9.01.  Notices.......................................................................................85
    SECTION 9.02.  Waivers; Amendments...........................................................................86
    SECTION 9.03.  Expenses; Indemnity, Damage Waiver............................................................87
    SECTION 9.04.  Successors and Assigns........................................................................88
    SECTION 9.05.  Survival......................................................................................91
    SECTION 9.06.  Counterparts; Integration; Effectiveness......................................................92
    SECTION 9.07.  Severability..................................................................................92
    SECTION 9.08.  Right of Set-off..............................................................................92
    SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process....................................92
    SECTION 9.10.  WAIVER OF JURY TRIAL..........................................................................93
    SECTION 9.11.  Headings......................................................................................93
    SECTION 9.12.  Confidentiality...............................................................................94
    SECTION 9.13.  Interest......................................................................................94
    SECTION 9.14. [RESERVED].....................................................................................95
    SECTION 9.15.  Nonapplicability of Chapter 346 et seq........................................................96
    SECTION 9.16.  Waiver of Consumer Rights.....................................................................96
    SECTION 9.17.  Entire Agreement..............................................................................96
    SECTION 9.18. Amendment and Restatement of Existing Credit Agreement.........................................96

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EXHIBITS:

EXHIBIT A.........Form of Revolving Credit Notes
EXHIBIT B.........Form of Seasonal Revolving Credit Notes
EXHIBIT C.........Form of Borrowing Base Report
EXHIBIT D.........Form of Borrowing Notice
EXHIBIT E ........Form of Global Assignment and Acceptance
EXHIBIT F-1.......Form of Perfection Letter - Bank (Long Form)
EXHIBIT F-2.......Form of Perfection Letter - Bank (Short Form)
EXHIBIT G.........Form of Perfection Letter - Courier
EXHIBIT H.........Form of Cash Holdings Report
EXHIBIT I.........Form of Compliance Certificate
EXHIBIT J.........Form of Assignment and Assumption

SCHEDULES:
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SCHEDULE 1..........Pricing Grid
SCHEDULE 2.01(a)....Revolving Credit Commitments
SCHEDULE 2.01(b)....Seasonal Revolving Credit Commitments
SCHEDULE 2.02(a)....Domestic Lending Offices
SCHEDULE 2.02(b)....Eurodollar Loan Lending Offices
SCHEDULE 3.06.......Litigation
SCHEDULE 3.14.......Subsidiaries
SCHEDULE 3.15(c)....Intellectual Property
SCHEDULE 3.15(d)....Deposit Accounts and Armored Couriers
SCHEDULE 3.18.......Environmental
SCHEDULE 6.01.......Existing Liens
SCHEDULE 6.02.......Sale Leaseback Transactions
SCHEDULE 6.03.......Existing Indebtedness
SCHEDULE 6.06.......Existing Loans and Advances
SCHEDULE 6.17.......Permitted Investments

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                                CREDIT AGREEMENT

         This CREDIT AGREEMENT (this "Agreement"), dated as of March 31, 2003 is by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("WFB"), as administrative agent for the Lenders (WFB, in such capacity, is herein referred to as the "Administrative Agent") and Co-Lead Arranger, JPMORGAN CHASE BANK ("JPMCB"), as agent for the Lenders (JPMCB, in such capacity, is herein referred to as the "Agent") and Syndication Agent, J.P. MORGAN SECURITIES, INC., as Sole Bookrunner and Co-Lead Arranger, BANK OF AMERICA, N.A., as Syndication Agent, U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent, and the lenders named in Schedule 2.01 hereto (collectively, together with all successors and assigns, the "Lenders").

                             PRELIMINARY STATEMENTS

      A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of November 9, 2000 (as amended, supplemented, restated, or otherwise modified, the "Existing Credit Agreement"), by and among Borrower, Wells Fargo Bank Texas, National Association, as Administrative Agent, and certain other financial institutions, as lenders (the "Existing Lenders"), Existing Lenders provided Borrower with a revolving credit, seasonal revolving credit, and term loan facility;

      B. Pursuant to a Global Assignment and Acceptance of even date herewith, the Existing Lenders have assigned certain of their rights and obligations under the Existing Credit Agreement to the several Lenders parties to such Global Assignment and Acceptance;

      C. The parties hereto wish to amend and restate the Existing Credit Agreement, which amendment and restatement is in extension and renewal, and not in extinguishment or novation, of certain of the indebtedness outstanding under the Existing Credit Agreement, as herein provided, it being acknowledged and agreed by the Borrower, on behalf of itself and its Subsidiaries (other than ACE Funding), that the Indebtedness under this Agreement constitutes an extension and renewal of certain of the outstanding indebtedness under the Existing Credit Agreement, and that all Liens and Guaranty Agreements that secure the repayment of such outstanding indebtedness under the Existing Credit Agreement shall continue to secure Indebtedness under this Agreement;

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
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                                    AGREEMENT

                             ARTICLE I. DEFINITIONS

      SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and plural of the terms defined):

      "AAA" shall have the meaning set forth in Section 9.14(b) hereof.

      "ABR Loans" shall mean any Loan bearing interest at an interest rate based upon the Alternate Base Rate.

      "Acceptable Acquisition" shall mean (i) any acquisition by the Borrower of all or substantially all of the business of, any business entity (whatever corporate form and whether accomplished as an asset acquisition or a stock purchase or acquisition of other forms of ownership interests) engaged in the same business or a substantially similar line of business, but only if (a) the purchase price of such acquisition (including the amount of Indebtedness of the business entity or of the seller or sellers assumed in connection therewith) is no more than $7,000,000 and (b) such business entity has either (I) positive EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition or (II) positive Restated EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition (as determined by Agent and Borrower), or (ii) any other acquisition approved by Required Lenders in their sole discretion.

      "Acceptable Hedging Contract" shall have the meaning given to such term in
Section 5.18.

      "ACE Funding" shall mean ACE Funding, LLC, a Delaware limited liability company.

      "ACE Funding Lender" shall have the meaning assigned to such term in
Section 6.21 hereof.

      "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Loan or Reference Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "Adjustment Date" shall mean with respect to any calculation of the Applicable Margin following each fiscal quarter, (i) with respect to the final fiscal quarter in each fiscal year of the Borrower, the earlier of (a) the date on which Borrower's audited financial statements for the applicable fiscal year are required to be filed with the Securities Exchange Commission under applicable law after the end of such fiscal year and (b) two (2) Business Days after the Borrower has delivered such audited financial statements to Agent with respect to such fiscal year as required under Section 5.05(a) and

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(ii) with respect to any other fiscal quarter, the earlier of (a) the date which is forty five (45) days after the end of such fiscal quarter and (ii) the date which is two (2) Business Days after the Borrower has delivered the financial statements to Agent with respect to such fiscal quarter as required under
Section 5.05(b).

      "Administrative Agent" shall have the meaning assigned to such term in the preamble to this Agreement, and any successor Administrative Agent appointed pursuant to the terms of this Agreement.

      "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and, without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities of such Person or ten percent (10%) or more of the equity interest in such Person, (b) any Person of which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or in which such Person beneficially owns or holds ten percent (10%) or more of the equity interest in such Person and (c) any director, officer or employee of such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agent" shall have the meaning assigned to such term in the preamble to this Agreement, and any successor Agent appointed pursuant to the terms of this Agreement.

      "Agreement" shall mean this Credit Agreement, as amended, modified, renewed or supplemented from time to time.

      "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

      "American Capital Agent" shall mean American Capital Financial Services, Inc., and any successor agent appointed pursuant to the terms of the American Capital Agreement.

      "American Capital Agreement" shall mean that certain Note Purchase Agreement of even date herewith by and among the Borrower, American Capital Agent, and the purchasers of the American Capital Notes named therein, as the same may be from time to time amended, supplemented, restated, or otherwise modified with the prior written consent of Required Lenders as set forth in
Section 6.13.

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      "American Capital Notes" shall mean the promissory notes of the Borrower of even date herewith in the aggregate principal amount of $40,000,000 issued under the American Capital Agreement, as the same may be from time to time renewed, extended, or otherwise modified with the prior written consent of Required Lenders as set forth in Section 6.13.

      "American Capital Obligations" shall mean the "ACFS Obligations", as such term is defined in the Intercreditor Agreement.

      "American Capital Transactions" shall mean the execution, delivery and performance by the Borrower and its Subsidiaries (other than ACE Funding) of the American Capital Agreement, the American Capital Notes, and the other transaction documents relating thereto to which the Borrower or any of its Subsidiaries is a party, and the funding of the borrowings by the Borrower thereunder.

      "Applicable Commitment Fee Rate" shall mean the rate of 0.50% per annum.

      "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an ABR Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan or a Reference Rate Loan.

      "Applicable Margin" shall mean the margin to be added to the Alternate Base Rate and Adjusted LIBO Rate which is equal to the applicable percentage rate per annum set forth in the Pricing Grid for the applicable type of Loan (i.e., ABR Loan, Reference Rate Loan, or Eurodollar Loan). On the Closing Date and continuing through and including the day immediately preceding the first Adjustment Date occurring after the Closing Date, the Applicable Margin shall be the Applicable Margin for the applicable Type of Loan when the Debt to EBITDA Ratio is greater than or equal to 2.75 to 1.00 but less than 3.00 to 1.00 and for each period thereafter beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the Applicable Margin for the applicable Type of Loan set forth opposite the Debt to EBITDA Ratio as determined at the end of the most recently ended fiscal quarter prior to the applicable Adjustment Date.

      "Applicable Percentage" shall mean, with respect to any Lender, the percentage of the Total Commitments represented by such Lender's Total Commitment. If the Total Commitments or any part thereof have terminated or expired, the Applicable Percentages shall be determined based upon the Total Commitments most recently in effect, giving effect to any assignments.

      "Assessment Rate" shall mean, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that

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if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Agent to be representative of the cost of such insurance to the Lenders.

      "Assignment and Assumption" shall mean an assignment and assumption entered into by a Lender and an assignee and accepted by the Agent and the Borrower, in substantially the form of Exhibit J annexed hereto.

      "Base CD Rate" shall mean the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

      "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

      "Borrower" shall have the meaning assigned to such term in the preamble to this Agreement.

      "Borrowing Base" shall mean the "Net Amount Available for Borrowing" on each Borrowing Base Report, subject to verification by the Agent. The calculation of the Borrowing Base shall utilize the eligibility criteria, rates of advance, borrowing base factors and dollar ceilings for various components as are specified on Exhibit C hereto and incorporated herein by reference.

      "Borrowing Base Report" shall mean the Borrowing Base Report with respect to Cash Holdings provided as Collateral to the Lenders by the Borrower and its Subsidiaries (other than ACE Funding) in the form of Exhibit C hereto.

      "Borrowing Notice" shall have the meaning assigned to such term in Section
2.03 hereof.

      "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday in the States of Texas and California on which banks are open for substantially all their banking business in Dallas and San Francisco, respectively; provided, however, if any determination of a "Business Day" shall relate to a Eurodollar Loan or a Reference Rate Loan, the term "Business Day" shall in addition exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Capital Expenditures" shall mean capital expenditures of the Borrower and its Subsidiaries on a Consolidated basis, as computed and calculated in accordance with GAAP, including, without limitation, all principal payments made during the applicable period on Capitalized Lease Obligations.

      "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of real and/or personal property which in accordance with GAAP should be capitalized on the lessee's or user's balance sheet.

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
      "Capitalized Lease Obligation" shall mean an obligation to pay rent or other amounts under any Capitalized Lease, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

      "Cash Flow Coverage Ratio" shall mean, in each case, with respect to the Borrower and its Consolidated Subsidiaries: (a) the total without duplication, during the twelve-month period preceding the applicable date of determination, of (i) EBITDA, minus (ii) Federal, state and local income taxes actually paid, minus (iii) total capital expenditures paid in cash, minus (iv) cash dividends paid, minus (v) treasury stock purchased, plus (v) rent expense, divided by (b) the total without duplication during the same specified twelve month period of
(i) cash Interest Expense paid, plus (ii) the current portion of all Capitalized Lease Obligations, plus (iii) the current portion of all long-term debt, plus
(iv) rent expense.

      "Cash Holdings" shall mean Borrower's cash in the Borrower's stores, plus Borrower's cash in the Borrower's depository accounts with WFB, plus Borrower's cash in the Borrower's depository accounts with Other Financial Institutions, plus the amount of items of the Borrower in clearing at WFB and at Other Financial Institutions, plus cash of the Borrower in transit with armored couriers.

      "Cash Holdings Report" shall mean the Cash Holdings Report in the form of Exhibit H hereto.

      "Certificate of Update" shall mean a Certificate signed by a Responsible Officer of the Borrower which sets forth any changes during the prior month to
Schedule 3.15(d) hereto, any of the Schedules attached to the Intercreditor Agreement, or any of the Schedules attached to the Security Agreement.

      "Change in Control" shall mean (i) any transaction or series of related transactions as a result of which any Person or Persons, including but not limited to any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Permitted Investors, acquires beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) on a fully-diluted basis of 30% or more of (a) the then outstanding shares of common stock of the Borrower or (b) the combined voting power of the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors (provided, however, that an underwritten public offering of the Borrower's common stock registered under the Securities Act of 1933, as amended, that has been approved by a majority of the Continuing Directors shall not be deemed to be a Change of Control); (ii) any merger, consolidation, share exchange, sale of assets or other reorganization to which the Borrower is a party and as a result of which members of the Board of Directors in office immediately prior to such transaction or event thereafter constitute less than a majority of the whole Board of Directors; (iii) the first day on which a majority of the members of the Board of Directors of the Borrower is not constituted by Continuing Directors; or (iv) a "Change of Control" under the American Capital Agreement. As used herein, "Continuing Directors" shall mean as of any date of

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
determination, the directors of the Borrower on the Closing Date and each other individual becoming a director subsequent to the Closing Date whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of a majority of the Continuing Directors as of such date, and "Permitted Investors" shall mean, collectively, (i) all officers of the Borrower on the Closing Date, (ii) all members of the Board of Directors of the Borrower on the Closing Date, (iii) Raymond C. Hemmig, (iv) Donald H. Neustadt, (v) Marshall B. Payne, (vi) Edward W. Rose III, (vii) Greenbriar Partners, Ltd., and (viii) FMR Corp.

      "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.10(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Closing Date" shall mean the date of this Agreement.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

      "Collateral" shall mean all assets, tangible or intangible, real, personal or mixed, of the Borrower and each of its Subsidiaries other than ACE Funding including, without limitation, all Deposit Accounts in which Cash Holdings or any Subsidiary's Cash Holdings are maintained, all Cash Holdings and each Subsidiary's Cash Holdings, and other cash, accounts receivable, instruments, patents, trademarks, service marks, all other intellectual property, all software whether purchased by or developed by the Borrower or any of its Subsidiaries other than ACE Funding, general intangibles, furniture and equipment of the Borrower and its Subsidiaries other than ACE Funding, and all partnership interests, capital stock or other Equity Interests of each Subsidiary of the Borrower other than ACE Funding, but excluding any assets held by Borrower for the benefit of non-Affiliates in which no security interest or other Lien may be granted, the Borrower's interest in any Indebtedness of ACE Funding owed to the Borrower, and all assets or properties of ACE Funding.

      "Collateral Agency Agreement" shall mean that certain Collateral Agency Agreement dated as of the Closing Date by and among the Borrower, the Administrative Agent, Travelers, American Capital Agent, and Wilmington Trust Company, as the same may be amended, restated or modified from time to time.

      "Collateral Agent" shall mean the collateral agent pursuant to the Collateral Agency Agreement.

      "Commitment Fee" shall have the meaning set forth in Section 2.06 hereof.

      "Compliance Certificate" shall mean the Financial Covenant and Compliance Certificate with respect to financial and other covenants set forth in this Agreement provided to the Lenders by the Borrower in the form of Exhibit I hereto.

      "Consolidated" shall mean, in respect of any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for the Person and all consolidated Subsidiaries thereof.

      "Credit Documents" shall mean collectively, this Agreement, the Notes, the Letters of Credit, the Guaranty Agreements, the Collateral Agency Agreement, the Intercreditor Agreement, the Security Documents, the Letter Agreements, the Lender Control Agreements, all Hedging Contracts entered into by the Borrower or any of its Subsidiaries (other than ACE Funding) with any Lender or any Affiliate of any Lender, all other agreements, documents and instruments and other writings contemplated by this Agreement, all assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to Administrative Agent, Agent, or any Lender pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

      "Credit Event" shall mean each borrowing and each issuance of a Letter of Credit hereunder.

      "Credit Transactions" shall mean the execution, delivery and performance by the Borrower and each Guarantor of the Credit Documents to which it is a party, the borrowings and the issuance of Letters of Credit hereunder, and the execution and delivery by the Borrower of the Notes (if any).

      "Debt to EBITDA Ratio" shall mean, in each case with respect to the Borrower and its Consolidated Subsidiaries, at any date of determination, the ratio of (a) the Funded Indebtedness to (b) the EBITDA for the twelve month period preceding such date of determination. For the purposes of calculating the Debt to EBITDA Ratio only, the Indebtedness outstanding under this Agreement as of any date of determination shall be deemed to be the arithmetic mean (i.e., average) amount outstanding hereunder during the seven calendar days immediately preceding such date of determination.

      "Default" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

      "Deferred Payment Obligations" shall mean the amount of the Borrower's (or any of the Borrower's Subsidiaries') obligations to make payments to sellers of either stock or assets pursuant to an Acceptable Acquisition, in periods subsequent to the closing of such acquisition.

      "Deposit Accounts" shall mean each demand, time, savings, passbook and other like accounts (including any account evidenced by a non-negotiable certificate of deposit), whether interest-bearing or not, and if interest-bearing then all interest accrued and paid or payable thereon, maintained by the Debtor or any of its Subsidiaries (other than ACE Funding), and all moneys from time to time in or credited to any and all such deposit accounts, including all earnings or profits therefrom in the form of interest or otherwise.

      "Dispute" shall have the meaning set forth in Section 9.14(a) hereof.

      "Dollars", "dollars" or the symbol "$" shall mean dollars in lawful currency of the United States of America.

      "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in Schedule 2.02(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

      "EBITDA" shall mean, with respect to any Person for any period of determination, the sum of (a) Net Income for such Person on a Consolidated basis, plus (b) Interest Expense deducted in arriving at such Net Income, plus
(c) Federal, state and local income taxes deducted in arriving at such Net Income, plus (d) depreciation, amortization and other non-cash charges deducted in arriving at such Net Income as computed and calculated in accordance with GAAP (excluding, however, any reserves or non-cash charges relating to, or in respect of, Payday Loans or any other loan program administered by the Borrower or its Subsidiaries), minus (e) extraordinary gains computed and calculated in accordance with GAAP, plus (f) extraordinary losses computed and calculated in accordance with GAAP.

      "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

      "Environmental Legislation" shall have the meaning assigned to such term in Section 5.12 hereof.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "Equity Interest" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity, and including, in the case of a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which would be treated together with the Borrower or any Subsidiary of the Borrower, as a single employer under the provisions of Title I or Title IV of ERISA.

      "Eurodollar Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the LIBO Rate.

      "Event of Default" shall have the meaning assigned to such term in Article VII hereof.

      "Excluded Taxes" shall mean, with respect to the Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.12(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.12(a).

      "Existing Credit Agreement" shall have the meaning assigned to such term in the Preliminary Statements hereof.

      "Existing Lender" shall have the meaning assigned to such term in the Preliminary Statements hereof.

      "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in

Schedule 2.02(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

      "Eurodollar Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the LIBO Rate.

      "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

      "Final Maturity Date" shall mean March 31, 2006.

      "Fiscal Year" shall mean the fiscal year of the Borrower and its Subsidiaries for accounting purposes as designated by the Borrower to the Agent from time to time.

      "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "Funded Indebtedness" shall mean and include, as of any date of determination (without duplication) (a) all obligations of the Borrower and its Consolidated Subsidiaries for borrowed money, including but not limited to the Loans (and all other outstanding amounts under the Total Commitment), other bank debt, the American Capital Notes, other senior notes, and subordinated debt, (b) all obligations of the Borrower and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments (excluding Deferred Payment Obligations which are unsecured and in an amount not to exceed $2,000,000 in the aggregate outstanding at any time), (c) all obligations of the Borrower and its Consolidated Subsidiaries upon which interest charges are customarily paid, (d) all contingent obligations of the Borrower and its Consolidated Subsidiaries,
(e) all Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries, and (f) the LC Exposure and all other outstanding letters of credit issued for the account of the Borrower and its Consolidated Subsidiaries, but shall exclude all amounts owed by ACE Funding and all current accounts payable arising in the ordinary course of business.

      "GAAP" shall have the meaning assigned to such term in Section 1.02 hereof.

      "Global Assignment and Acceptance" shall mean the Global Assignment and Acceptance to be executed by each Existing Lender and each Lender that is a party hereto substantially in the form of Exhibit E attached hereto

      "Goleta" shall mean Goleta National Bank.

      "Goleta Agreement" shall mean that Master Loan Agency Agreement between the Borrower and Goleta dated as of August 11, 1999, as in effect on the date hereof.

      "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business (including, but not limited to, third-party bill payment receipts and remittances, money-transfer services, or money-order sales).

      "Guarantor" shall mean, individually and collectively, each Person who guaranties the Obligations, including, without limitation, each Subsidiary (other than ACE Funding) of the Borrower which is or becomes a guarantor of the Obligations on or after the date hereof.

      "Guaranty Agreement" shall mean the Unconditional Guaranty Agreement executed by each Guarantor of even date herewith pursuant to which such Guarantor guaranties the payment of the Obligations and the other therein described obligations of the Borrower.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Hedging Contract" shall mean (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing (b) any option, futures, or forwarded contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

      "Incremental Facility" shall mean the aggregate Incremental Commitments of a Person which are made available to the Borrower and become effective pursuant to an Incremental Loan Amendment.

      "Incremental Loan Amendment", "Incremental Commitment", "Incremental Loans", "Incremental Revolving Credit Loan" and "Incremental Seasonal Revolving Credit Loan" shall have the meanings given to such terms in Section 2.15.

      "Indebtedness" of any Person, shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations of such Person in respect of any Hedging Contract, and (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, but shall not include accounts payable which are not aged more that 120 days from the billing date therefor. The Indebtedness of any Person shall include, but without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.


      "Indemnitees" shall have the meaning assigned to such term in Section 9.03(b) hereof.

      "Information" shall have the meaning assigned to such term in Section 9.12 hereof.

      "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated as of the Closing Date by and among the Borrower, the Administrative Agent, Travelers, and American Capital Agent, as the same may be amended, restated or modified from time to time.

      "Interest Expense" shall mean, with respect to any Person for any period, the interest expense of such Person during such period determined in accordance with GAAP.

      "Interest Payment Date" shall mean (a) with respect to any Loan, the last Business Day of each month commencing on the month following the Closing Date,
(b) with respect to any Revolving Credit Loan, the Revolving Credit Termination Date, and (c) with respect to any Seasonal Revolving Credit Loan, the Seasonal Revolving Credit Termination Date.

      "Interest Period" shall mean, (a) with respect to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect and (b) with respect to any Reference Rate Loan, the period commencing on the date of such Reference Rate Loan and ending on the numerically corresponding day in the calendar month that is one month thereafter; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Loan or Reference Rate Loan that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a borrowing of any Eurodollar Loan or Reference Rate Loan initially shall be the date on which such borrowing is made and thereafter such date shall be the effective date of the most recent conversion or continuation of such borrowing. In no event shall any Interest Period end after the Final Maturity Date.

      "Investment" shall have the meaning assigned to such term in Section 6.17 hereof.

      "Issuing Bank" shall mean WFB, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.14(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      "JPMCB" shall have the meaning assigned to such term in the preamble to this Agreement.

      "Key Management" shall mean shall mean Donald H. Neustadt, Jay B. Shipowitz, Joe W. Conner and Barry M. Barron.

      "LC Disbursement" shall mean a payment made by the Issuing Bank to the beneficiary of, and pursuant to, a Letter of Credit.

      "LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

      "Lender Control Agreement" shall mean any Letter Agreement in the form of Exhibit F-1 or F-2 hereto or any other written agreement or other authenticated record, whether executed prior to, on, or after the date hereof, pursuant to which any Lender agrees to follow the instructions of the Administrative Agent, the American Capital Agent, or Travelers with respect to any Deposit Account maintained by such Lender without the further consent of the Borrower.

      "Lenders" shall have the meaning assigned to such term in the preamble to this Agreement.

      "Letter Agreement" shall mean the letter agreements substantially in the forms of Exhibits F-1, F-2, and G attached hereto (or any other similar agreements in form and substance satisfactory to Agent in its sole discretion).

      "Letter of Credit" shall mean any letter of credit issued pursuant to this Agreement.

      "LIBO Rate" shall mean, for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

      "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset (or any financing having substantially the same economic effect as any of the foregoing), (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (d) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

      "Liquid Investments" shall mean:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in deposit accounts, certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 or any Lender;

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above or any Lender; and

            (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and
      (iii) have portfolio assets of at least $5,000,000,000.

      "Loan" shall mean each advance under the Total Commitment to the Borrower made pursuant to this Agreement, whether as a Reference Rate Loan, an ABR Loan, or Eurodollar Loan.

      "Loan and Servicing Agreement" shall mean that certain agreement between and among Borrower, ACE Funding and ACE Funding Lender dated as of December 18, 2002, as in effect on the date hereof.

      "Margin Stock" shall have the meaning assigned to such term in Regulation
U.

      "Material Adverse Effect" shall mean (a) a material adverse effect upon the Collateral or the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of (i) the Borrower or (ii) the Borrower and its Subsidiaries taken as a whole or (b) the impairment of the ability of Borrower or any of its Subsidiaries (other than ACE Funding) to perform any of its respective obligations under this Agreement or any other Credit Document on a timely basis or an impairment of the validity or enforceability of the rights and benefits available to, or the Liens granted by the Borrower and its

Subsidiaries (other than ACE Funding) in favor of, the Agent, the Lenders, or the Collateral Agent (under the Credit Documents or otherwise). In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

      "Money Order Agreement" shall mean that certain money order agreement between the Borrower and Travelers, dated April 16, 1998, as amended, supplemented or restated from time to time in accordance herewith.

      "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA.

      "Net Income" shall mean, with respect to any Person for any period, the aggregate income (or loss) of such Person for such period which shall be an amount equal to (a) net revenues and other items of income for such Person less
(b) the aggregate for such Person of any and all items that are treated as expenses under GAAP, less (c) Federal, state and local income taxes, but excluding any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of business, all computed and calculated in accordance with GAAP.

      "Net Worth" shall mean, with respect to any Person at any date of determination, the sum of (a) the total amount of capital stock, including preferred stock, of such Person, plus (b) the paid-in-capital of such Person, plus (c) the retained earnings of such Person, minus (d) the treasury stock of such Person, all calculated in accordance with GAAP.

      "Notes" shall mean, collectively, the Revolving Credit Notes and the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof.

      "Obligations" shall mean all obligations, liabilities and indebtedness of each of the Borrower and its Subsidiaries (other than ACE Funding) to the Lenders or their Affiliates and the Agent arising under or in connection with this Agreement or any other document or instrument executed in connection herewith (including without limitation the other Credit Documents), and all obligations, liabilities and indemnities of the Borrower and such Subsidiaries under or in respect of any Hedging Contract entered into by Borrower or any of such Subsidiaries with any Lender or any Affiliate of any Lender, whether now existing or hereafter created, direct or indirect, matured or unmatured, liquidated or unliquidated, primary or secondary, due or not, including without limitation all of their respective obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans (including but not limited to interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding relating to the Borrower or any of such Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), drawings under any Letter of Credit, and the payment or performance of all other obligations, liabilities, and indebtedness owed by any of them to the Lenders or their Affiliates and the Agent hereunder or under any one or more documents or instruments executed and delivered in connection herewith (including without limitation the other Credit Documents) or with any Letter of Credit or Hedging Contract entered into by Borrower or any of such Subsidiaries with any Lender or any Affiliate of any Lender, including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

      "Other Financial Institutions" shall mean any financial institution other than WFB.

      "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

      "Payday Loans" shall mean small, short-term, retail loans provided by the Borrower and its Consolidated Subsidiaries (other than ACE Funding) which consist of providing a consumer cash in exchange for the consumer's pay check (endorsed to the order of the Borrower) or an ACH authorization to debit a consumer's bank account, along with an agreement to defer the presentment or deposit of such check, or the initiation of the applicable ACH debit on such consumer's bank account, as the case may be, until the consumer's next payday.

      "Payment Blockage Notice" shall have the meaning given to such term in the Intercreditor Agreement.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation.

      "Pension Plan" shall mean any Plan which is subject to the provisions of Title IV of ERISA (other than any Multiemployer Plan).

      "Permitted Liens" shall have the meaning given to such term in Section
6.01.

      "Person" shall mean any natural Person, corporation, business trust, association, company, joint venture, partnership or government or any agency or political subdivision thereof.

      "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Preferred Stock", as applied to the Equity Interests of any Person, shall mean Equity Interests of any class or classes (however designated) that are preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class of such Person.

      "Pricing Grid" shall mean the pricing grid containing the Applicable Margin to be added to the Adjusted LIBO Rate, in the case of Eurodollar Loans or Reference Rate Loans, and Alternate Base Rate, in the case of ABR Loans, set forth in Schedule 1 hereto.

      "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by WFB as its prime rate in effect at its principal office in San Francisco; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

      "Reference Rate" shall mean the Adjusted LIBO Rate applicable to an Interest Period of one (1) month. The Reference Rate shall be reset on each Business Day.

      "Reference Rate Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the Reference Rate.

      "Register" shall have the meaning assigned to such term in Section 9.04(b)(iv) hereof.

      "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "Remedial Work" shall have the meaning assigned to such term in Section 5.12(b) hereof.

      "Reportable Event" shall mean a Reportable Event as defined in Section 4043(c) of ERISA.

      "Required Lenders" shall mean at any time (a) two (2) or more Lenders holding at least sixty six and two thirds percent (66 2/3%) of the then aggregate unpaid principal amount of the Loans or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least sixty six and two thirds percent (66 2/3%) of the Total Commitment.

      "Responsible Officer" shall mean, with respect to any Person other than the Borrower, such Person's president, chairman, senior vice president, vice president, chief financial officer or treasurer and shall mean with respect to the Borrower, its chief executive officer, its president, its chief financial officer, its senior vice president-operations, and its controller.

      "Restated EBITDA" shall mean, with respect to any Person, such Person's actual EBITDA restated to substitute, in lieu of actual expenses deducted in determining such actual EBITDA, expenses that are, in the judgment of Agent and Borrower, contractually controllable by Borrower (e.g., officer or employee compensation, bank and/or depository fees, courier fees and other similar expense items).

      "Revolving Credit Commitment" shall mean, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Part I of Schedule 2.01(a) annexed hereto or, after the effectiveness of an Incremental Loan Amendment, as set forth in Part II of Schedule 2.01(a) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Revolving Credit Loan" shall mean advances under the Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

      "Revolving Credit Notes" shall mean the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit A annexed hereto, as amended, modified, supplemented or extended from time to time.

      "Revolving Credit Termination Date" shall mean the earlier of (a) Final Maturity Date or (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

      "Seasonal Revolving Credit Availability Period" shall mean any of the following periods: (a) December 1, 2003 until and including March 15, 2004, (b) December 1, 2004 until and including March 15, 2005, and (c) December 1, 2005 until and including March 15, 2006.

      "Seasonal Revolving Credit Commitment" shall mean, with respect to any Seasonal Revolving Credit Lender, the Seasonal Revolving Credit Commitment of such Lender as set forth in Part I of Schedule 2.01(b) annexed hereto or, after the effectiveness of an Incremental Loan Amendment, as set forth in Part II of
Schedule 2.01(b) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Seasonal Revolving Credit Lender" shall mean any Lender that makes Seasonal Revolving Credit Loans pursuant to this Agreement.

      "Seasonal Revolving Credit Loan" shall mean advances under the Seasonal Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

      "Seasonal Revolving Credit Notes" shall mean the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified, supplemented or extended from time to time.

      "Seasonal Revolving Credit Termination Date" shall mean the earlier of (a) March 15, 2006 or (b) such date as the Seasonal Revolving Credit Loans shall otherwise be payable in full and the Seasonal Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

      "Security Agreement" shall mean individually and collectively the Assignments of Deposit Accounts and Security Agreements by the Borrower and certain of its Subsidiaries other than ACE Funding of even date herewith, as from time to time amended, supplemented, restated or otherwise modified, securing the Obligations and the other therein described obligations of the Borrower and its Subsidiaries other than ACE Funding.

      "Security Documents" shall mean individually and collectively, the Security Agreement, the Stock Pledge Agreements executed by the Borrower and certain of its Subsidiaries other than ACE Funding of even date herewith, the Guaranty Agreement, all other assignments, deeds, pledges, financing statements and other documents executed or delivered to any Lender in connection with granting of a Lien in the Collateral in favor of Administrative Agent or the Collateral Agent, and all amendments, modifications, supplements, renewals, extensions, increases, rearrangements of, and substitutions for the foregoing.

      "Senior Secured Notes" shall mean those certain 9.03% Senior Secured Notes due November 15, 2003 by the Borrower payable to Principal Mutual Life Insurance Company in the aggregate principal amount of twenty million dollars ($20,000,000).

      "Statutory Reserve Rate" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans and Reference Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve

Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity in which said Person or one or more Subsidiaries of said Person owns or controls, directly or indirectly, securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power. As used in this Agreement with respect to the Borrower, the term "Subsidiary" shall include all direct and indirect Subsidiaries of the Borrower.

      "Subsidiary's Cash Holdings" shall mean, with respect to a Subsidiary of the Borrower, other than ACE Funding, such Subsidiary's cash in such Subsidiary's stores, plus such Subsidiary's cash in such Subsidiary's depository accounts with JPMCB, plus such Subsidiary's cash in such Subsidiary's depository accounts with Other Financial Institutions, plus the amount of items of such Subsidiary in clearing at JPMCB and at Other Financial Institutions, plus cash of such Subsidiary in transit with armored couriers.

      "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, or withholdings imposed by any Governmental Authority.

      "Third-Party Payables" shall mean all contractual obligations owing to third parties in respect of cash and checks received by the Borrower or a Guarantor for the purchase of lottery tickets, the payment of any type of bill on behalf of a customer, or the payment for any service rendered by the Borrower or any Guarantor on behalf of a third party for which funds are to be remitted to a third party, and all sums (to the extent the same are not subject to the Intercreditor Agreement) which are owed to Travelers under the Money Order Agreement.

      "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 9:00 a.m., Dallas, Texas time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

      "Total Commitment" shall mean the sum of the Lenders' Total Revolving Credit Commitments and Total Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Total Revolving Credit Commitment" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Total Seasonal Revolving Credit Commitment" shall mean the sum of the Lenders' Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Travelers" shall mean Travelers Express Company, Inc.


      "Travelers Documents" shall mean the Travelers Primary Agreements and all agreements, certificates and instruments executed and/or delivered in connection therewith.

      "Travelers Event of Default" shall mean the occurrence of an event or condition (after giving effect to any applicable notice and cure provisions) that permits Travelers to terminate the Money Order Agreement under Section 18.b thereof because of default by Borrower thereunder.

      "Travelers Primary Agreements" shall mean the Money Order Agreement, that certain Money Transfer Agreement dated June 30, 2000, by and between the Borrower and Travelers, as amended, supplemented, restated or otherwise modified through and including the Closing Date, and that certain Bill Payment Processing and Funds Transfer Services Agreement dated April 1, 1998, by and between Travelers and the Borrower, as amended, supplemented, restated or otherwise modified through and including the Closing Date.

      "Type" shall refer to whether a Loan is an ABR Loan, Reference Rate Loan, or Eurodollar Loan, each of which constitutes a Type of Loan.

      "Unrestricted Indebtedness" shall mean Indebtedness (i) as to which neither the Borrower nor any of its Subsidiaries other than ACE Funding is directly or primarily liable (by virtue of the Borrower or one of its other Subsidiaries being the primary obligor on, guarantor of, or otherwise liable with respect to, such Indebtedness), and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Borrower or any of its Subsidiaries (other than ACE Funding) to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

      "Usage Period" shall mean the period from January 7 (or the preceding Business Day if January 7 is not a Business Day) through April 30 (or the next Business Day if April 30 is not a Business Day) of each calendar year.

      "WFB" shall have the meaning assigned to such term in the preamble to this Agreement.

      SECTION 1.02. Accounting Terms; Financial Covenants. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.05 hereof ("GAAP"). If subsequent to the date hereof, the accounting principles under GAAP are changed and as a result of such change the calculation of any financial covenant set forth herein is affected, the Lenders and the Borrower hereby agree to amend such financial covenants in such a manner as to make such financial covenants consistent with the financial covenants in effect hereunder prior to such change in accounting principles and, until such amendment is effected, such financial covenants shall be calculated from financial statements of the Borrower adjusted to reflect the accounting principles followed by the Borrower prior to such change in accounting principles. Notwithstanding anything to the contrary contained in Sections 6.07, 6.08, 6.09, and 6.10, the financial covenants contained in such sections shall be calculated in each case on a Consolidated basis with respect to the Borrower and its Subsidiaries but excluding the financial results of ACE Funding; provided, however, that such calculations shall include (a) dividends or other distributions paid by ACE Funding to the Borrower in respect of Equity Interests issued by ACE Funding and owned by the Borrower, (b) all payments made by ACE Funding to the Borrower on loans or other advances made to ACE Funding by the Borrower, and (c) for balance sheet purposes, amounts invested in or loaned to ACE Funding by Borrower.

      SECTION 1.03. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

                              ARTICLE II. THE LOANS

      SECTION 2.01. The Total Commitments.


      (a) The Existing Lenders made Revolving Credit Loans (as defined in the Existing Credit Agreement) to Borrower under the Existing Credit Agreement and, as of the Closing Date, $84,000,000.00 aggregate principal amount of such Revolving Credit Loans are outstanding. The Existing Lenders made Seasonal Revolving Credit Loans (as defined in the Existing Credit Agreement) to Borrower under the Existing Credit Agreement and, as of the Closing Date, $0.00 aggregate principal amount of such Seasonal Revolving Credit Loans are outstanding. There are no letters of credit outstanding under and subject to the Existing Credit Agreement. From the respective dates of such Revolving Credit Loans and issuance of such letters of credit to the Closing Date, the Existing Lenders shall participate therein and be entitled to all interest, fees and other amounts payable in respect thereof as provided in the Existing Credit Agreement. Immediately prior to the effectiveness of the amendment and restatement of the Existing Credit Agreement effected hereby, the Existing Lenders entered into a Global Assignment and Acceptance, pursuant to which the assignees thereunder (which assignees are the

Lenders hereunder) purchased and assumed all of the rights, titles, interests and obligations under the Existing Credit Agreement from the assignors thereunder in respect of, and all commitments relating to, the foregoing described Revolving Credit Loans and Seasonal Revolving Credit Loans. From and after the Closing Date, each Lender shall have an undivided interest and participation in the foregoing described letters of credit in accordance with
Section 2.14 hereof. On the Closing Date, all Interest Periods under and as defined in the Existing Credit Agreement in respect of any Eurodollar Loans under and as defined in the Existing Credit Agreement shall automatically be terminated (and the Borrower shall on the Closing Date make payments to the Existing Lenders that held such Eurodollar Loans under Section 2.09 and Section
2.12 of the Existing Credit Agreement to compensate for such termination as if such termination were a payment or prepayment referred to in said Sections 2.09 and 2.12), and subject to the other restrictions contained herein, the Borrower shall be permitted to continue such Eurodollar Loans or to convert such Eurodollar Loans into Reference Rate Loans or ABR Loans hereunder.

      (b) The Agent shall notify each Lender of the amount of Loans required to be made by such Lender (if any) to the Borrower on the Closing Date, such that after giving effect to the transactions contemplated to occur on the Closing Date, each Lender's Revolving Credit Commitment and Seasonal Revolving Credit Commitment shall be in accordance with the Revolving Credit Commitment and Seasonal Revolving Credit Commitment set forth opposite its name on Schedule 2.01(a) and Schedule 2.01(b). Each Lender's Loans to the Borrower shall not exceed its pro rata portion of all Loans then outstanding to the Borrower, and the unused Total Commitments of all Lenders plus all outstanding Revolving Credit Loans and Seasonal Revolving Credit Loans, in each case under and as defined in the Existing Credit Agreement, as amended hereby, shall not exceed the Total Commitment. Each Lender hereby agrees to give effect to the instructions of the Agent to such Lender contained in the notice described above.

      (c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(a) hereto. Notwithstanding the foregoing, the Borrower hereby agrees that the Borrower shall not permit on any date the sum of (i) the aggregate principal amount of all Loans outstanding plus (ii) the aggregate amount of the LC Exposure, to exceed the amount of the Borrowing Base on such date.

      (d) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Seasonal Revolving Credit Lender, severally and not jointly, agrees to make Seasonal Revolving Credit Loans to the Borrower, at any time and from time to time during each Seasonal Revolving Credit Availability Period, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Seasonal Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Seasonal Revolving Credit

Commitment set forth opposite its name in Schedule 2.01(b) hereto. The Seasonal Revolving Credit Loans shall be subject to the Borrowing Base and shall not be requested by the Borrower if any such Seasonal Revolving Credit Loan would cause the aggregate principal amount of the Seasonal Revolving Credit Loans, plus the aggregate principal amount all Revolving Credit Loans, plus the amount of the LC Exposure to exceed the amount of the Borrowing Base on such date. The Seasonal Revolving Credit Loans shall be made on, and subject to, the same terms and conditions as the Revolving Credit Loans, and the Seasonal Revolving Credit Commitments shall be subject to reduction or termination upon the same terms and conditions as the Revolving Credit Commitments, in each case to the extent not expressly provided otherwise in this Agreement.

      SECTION 2.02. Loans.


      (a) Each ABR Loan and each Reference Rate Loan made by the Lenders on any date shall not be less than one million dollars ($1,000,000) and in integral multiples of one hundred thousand dollars ($100,000). Each Eurodollar Loan made by the Lenders on any date shall not be less than three million dollars ($3,000,000) and in integral multiples of five hundred thousand dollars ($500,000).

      (b) Revolving Credit Loans and Seasonal Revolving Credit Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Seasonal Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder.

      (c) Each Loan shall be either an ABR Loan, Reference Rate Loan or a Eurodollar Loan as the Borrower may request in accordance with the provisions of this Agreement. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Loan. Not more than seven (7) Eurodollar Loans may be outstanding at any one time.

      (d) The Borrower shall have the right at any time upon prior irrevocable written or facsimile notice (promptly confirmed in writing) to the Agent given in the manner and at the times specified in Section 2.03 hereof with respect to the Loans into which conversion or continuation is to be made, to convert all or any portion of Revolving Credit Loans that are Eurodollar Loans or Reference Rate Loans into ABR Loans, to convert all or any portion of ABR Loans or Reference Rate Loans into Eurodollar Loans (specifying the Interest Period to be applicable thereto), to convert the Interest Period with respect to all or any portion of any Eurodollar Loans to another permissible Interest Period, and to continue all or any portion of any Loans into a subsequent Interest Period of the same duration, subject to (x) the terms and conditions of this Agreement (including with respect to the conversion of ABR Loans into Eurodollar Loans or Reference Rate Loans, the last sentence of Section 2.02(c) hereof) and (y) the following:

            (i) in the case of a conversion or continuation of fewer than all the Loans made to the Borrower, the aggregate principal amount of Loans converted or continued shall be an integral multiple of one million dollars ($1,000,000);

            (ii) accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation (but only with respect to the portion thereof being so converted or continued);

            (iii) if any Eurodollar Loan is converted at any time other than the end of an Interest Period applicable thereto, the Borrower shall make such payments associated therewith as are required pursuant to Section 2.11 hereof,

            (iv) the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date); and

            (v) no Default or Event of Default shall have occurred and be continuing.

      The Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrower in the irrevocable notice of conversion delivered pursuant to this Section 2.02; provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration. If the Borrower shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period (and shall not otherwise have given notice to convert such Loan), such Loan (unless repaid or required to be repaid pursuant to the terms hereof) shall automatically be converted into a Reference Rate Loan. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section
2.02 and of each Lender's portion of the continuation or conversion hereunder.

      SECTION 2.03. Notice of Revolving Credit Loans and Seasonal Revolving Credit Loans; Funding of Loans.


      (a) The Borrower shall give the Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(d) hereof) not later than (i) 10:00 a.m., Dallas, Texas time, the third Business Day before a proposed Revolving Credit Loan consisting of a Eurodollar Loan borrowing or any Eurodollar Loan conversion and (ii) 10:00 a.m., Dallas, Texas time, the Business Day of a proposed Revolving Credit Loan or Seasonal Revolving Credit Loan consisting of an ABR Loan borrowing or Reference Rate Loan Borrowing or any ABR Loan conversion or Reference Rate Loan conversion; provided, that any such notice of a proposed ABR Loan borrowing to finance reimbursement of an LC Disbursement as contemplated by Section 2.14(e) may not be given later than 10:00 a.m. Dallas, Texas time on the date of the proposed borrowing. Such notice shall be in substantially the form of Exhibit D hereto (the "Borrowing Notice") and shall (i) state whether the Loans then being requested are to be Revolving Credit Loans or Seasonal Revolving Credit Loans,
(ii) in the case of Revolving Credit Loans, specify whether the Revolving Credit Loans then being requested are to be ABR Loans, Reference Rate Loans, or Eurodollar Loans (specifying the Interest Period to be applicable thereto),
(iii) specify the date of such borrowing (which shall be a Business Day) and amount thereof, (iv) state that the representations and warranties set forth in
Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date), (v) state that no Default or Event of Default has occurred and is continuing or would otherwise be created by such borrowing and (vi) state that the proceeds of such Loans will be used only to fund Borrower's working capital requirements in the ordinary course of its business. If no election as to the Type of Loan is specified in any such notice, all such Loans shall be ABR Loans. Notwithstanding anything contained in this Agreement to the contrary, (i) Revolving Credit Loans shall only be, and shall only be convertible into, ABR Loans, Reference Rate Loans, or Eurodollar Loans and (ii) Seasonal Revolving Credit Loans shall only be, and shall only be convertible into, ABR Loans. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing.

      (b) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m., Dallas, Texas time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Agent and designated by the Borrower in the applicable Borrowing Notice; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided herein shall be remitted by the Agent to the Issuing Bank.

      (c) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Loan that such Lender will not make available to the Agent such Lender's share of such Loan, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (b) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan included in the applicable Borrowing Notice.

      SECTION 2.04. Notes; Repayment of Loans.

         (a) Revolving Credit Loans made by a Lender to the Borrower may be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated as of the Closing Date, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Revolving Credit Commitment on such date and Seasonal Revolving Credit Loans made by a Lender to the Borrower may be evidenced by a single Seasonal Revolving Credit Note, duly executed by the Borrower, dated as of the Closing Date, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to the highest principal amount at any time outstanding of such Lender's Seasonal Revolving Credit Commitment; provided, however, that no Lender shall receive a Revolving Credit Note or Seasonal Revolving Credit Note without first requesting Borrower to deliver the same to such Lender. Upon receipt of such request, Borrower shall promptly execute and deliver such Revolving Credit Note or Seasonal Revolving Credit Note to such Lender.

      (b) Each Revolving Credit Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof. The outstanding balance of each Revolving Credit Loan and all accrued and unpaid interest thereon shall mature and be due and payable in full on the Revolving Credit Termination Date. Each Seasonal Revolving Credit Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in
Section 2.05 hereof. The outstanding balance of each Seasonal Revolving Credit Loan and all accrued and unpaid interest thereon shall mature and be due and payable in full on the earlier to occur of (i) Seasonal Revolving Credit Termination Date or (ii) the last day of the Seasonal Revolving Credit Availability Period during which each such Seasonal Revolving Credit Loan was made.

      (c) Each Lender, or the Agent on its behalf, shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to any Note of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing, for all Notes, the date and amount of each Loan to the Borrower from such Lender and the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any Person to make such a notation on a Note shall not affect any obligations of the Borrower under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

      SECTION 2.05. Interest on Loans.

      (a) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each ABR Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect.

      (b) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate plus the Applicable Margin then in effect.

      (c) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each Reference Rate Loan shall bear interest at a rate per annum equal to the Reference Rate plus the Applicable Margin then in effect.

      (d) Accrued interest on each Revolving Credit Loan shall be payable in arrears on each Interest Payment Date for such Revolving Credit Loan and on the Revolving Credit Termination Date. Accrued interest on each Seasonal Revolving Credit Loan shall be payable in arrears on each Interest Payment Date for such Seasonal Revolving Credit Loan and on the Seasonal Revolving Credit Termination Date. Notwithstanding the foregoing (i) interest accrued pursuant to Section 2.08(a) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, as applicable), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

      (e) All interest on the Loans hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Reference Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

      SECTION 2.06. Fees.


      (a) The Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Commitment Fee"), which shall accrue at the Applicable Commitment Fee Rate on the daily amount of the unused Total Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which such Total Commitment or any portion thereof terminates. Accrued Commitment Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, commencing on the first such date to occur after the date hereof; provided that any Commitment Fees accruing after the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, as applicable, shall be payable on demand. The Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

      (b) The Borrower agrees to pay to each of the Administrative Agent and the Agent, for its own account, and the Lenders fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent and/or the Agent and/or Lenders.

      (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Agent (or to Issuing Lender, in the case of fees payable to it in respect of Letters of Credit) for distribution, in the case of Commitment Fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

      SECTION 2.07. Termination or Reduction of the Total Revolving Credit Commitment; Termination of Seasonal Revolving Credit Commitment.

      (a) Upon at least five (5) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Revolving Credit Loans then outstanding. Each voluntary partial reduction of the Total Revolving Credit Commitment shall be in an integral multiple of five million dollars ($5,000,000).

      (b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) above, the Borrower shall pay to each Lender, through the Agent, the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced.

      (c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Revolving Credit Loans after the Revolving Credit Termination Date.

      (d) The Seasonal Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Seasonal Revolving Credit Termination Date, and all Seasonal Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Seasonal Revolving Credit Loans (i) at any time other than during a Seasonal Revolving Credit Availability Period or (ii) after the Seasonal Revolving Credit Termination Date.

      SECTION 2.08. Interest after Default; Alternate Rate of Interest.


      (a) Notwithstanding anything to the contrary contained herein, from and after the occurrence and during the continuance of any Default or Event of Default, amounts outstanding hereunder shall bear interest at a rate per annum equal to (i) in the case of overdue principal of any Loan, 3.00% plus the aggregate rate of interest otherwise applicable to such Loan as provided herein or (ii) in the case of any other amount outstanding hereunder (whether for interest, fees, indemnities, or otherwise), 3.00% plus the aggregate rate of interest applicable to ABR Loans as provided herein, but in no event at a rate of interest higher than the maximum rate of interest permitted under applicable law.

      (b) If prior to the commencement of any Interest Period in respect of a Eurodollar Loan or Reference Rate Loan:

            (i) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

            (ii) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Eurodollar Loans or Reference Rate Loans (or its Eurodollar Loan or Reference Rate Loan) for such Interest Period;

      then the Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any interest rate request that requests the conversion of any Revolving Credit Loan to, or continuation of any Revolving Credit Loan as, a Eurodollar Loan or Reference Rate Loan shall be ineffective and (y) if any Borrowing Notice requests a Eurodollar Loan or Reference Rate Loan, such Loan shall be made as an ABR Loan.

      SECTION 2.09. Prepayment of Loans.


      (a) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, the Borrower shall have the right to prepay any Loan at any time in whole or from time to time in part (except in the case of a Eurodollar Loan only on the last day of an Interest Period) without penalty (except as otherwise provided for herein); provided, however, that each such partial prepayment of a Loan shall not be less than two million dollars ($2,000,000) and in integral multiples of five hundred thousand dollars ($500,000), or if the outstanding principal balance is less than two million dollars ($2,000,000), such prepayment shall be in whole.

      (b) On the date of any termination or reduction of the Total Revolving Credit Commitment pursuant to Section 2.07 hereof, the Borrower shall pay or prepay so much of the aggregate amount of all Loans outstanding as shall be necessary in order that (i) the sum of the aggregate principal amount of all Loans then outstanding plus the amount of the LC Exposure then outstanding will not exceed the Total Revolving Credit Commitment on such date, and (ii) the sum of the aggregate principal amount of all Loans then outstanding plus the amount of the LC Exposure then outstanding will not exceed the Borrowing Base on such date.

      (c) If on any date the sum of (i) the aggregate principal amount of all Loans outstanding plus (ii) the amount of the LC Exposure exceeds the amount of the Borrowing Base on such date (a "Borrowing Base Deficiency"), the Borrower shall immediately prepay the principal of the Loans in an amount equal to or greater than such Borrowing Base Deficiency. Such mandatory payment shall be accompanied by all accrued and unpaid interest on the amount prepaid.

      (d) Each prepayment of the Revolving Credit Loans or Seasonal Revolving Credit Loans shall be applied ratably to the Loans then being repaid and then as cash collateral for outstanding Letters of Credit up to the full amount of the LC Exposure then existing, such cash collateral to be held by the Agent for the benefit of the Issuing Bank in a special cash collateral account.

      (e) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, when making a prepayment, the Borrower shall furnish to the Agent, not later than 10:00 a.m., Dallas, Texas time, (i) on the Business Day prior to such prepayment of ABR Loans and (ii) three (3) Business Days prior to the date of such prepayment of Eurodollar Loans, written or facsimile notice (promptly confirmed in writing) or, in the case of an ABR Loan telephonic notice (promptly confirmed in writing) of prepayment which shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount stated therein on the date stated therein. All prepayments of Eurodollar Loans shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. After prior written notice to the Borrower (with may be by facsimile communication), the Agent may charge, when due and payable, the Borrower's account with the Agent for all interest, principal and Commitment Fees and other fees owing to the Agent or the Lenders on or with respect to this Agreement or the Loans.

      (f) Prepayments with respect to any paragraph of this Section 2.09 are in addition to prepayments made or required to be made under any other paragraph of this Section 2.09.

      SECTION 2.10. Increased Costs.

      (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

            (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

      (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

      (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

      (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

      SECTION 2.11. Break Funding Payments.


      In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked hereunder and is revoked in accordance herewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

      SECTION 2.12. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

      (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

      (c) The Borrower shall indemnify the Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

      (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

      (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

      (f) If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.12, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.12 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

      SECTION 2.13. Payments Generally; Pro Rata Treatment, Sharing of Set-offs.


      (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of obligations in respect of Letters of Credit, or otherwise) prior to noon, Dallas, Texas time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices in San Francisco, except payments to be made directly to the Issuing Bank or any Lender as expressly provided herein. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

      (b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees, and other amounts then due hereunder, such funds shall be applied (i) first, to any reimbursements due to Agent under Article VIII hereof,
(ii) second, to any reimbursements due to Administrative Agent under Article VIIIA hereof, (iii) third, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iv) fourth, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

      (c) Subject to Section 9.08, if any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

      (e) If any Lender shall fail to make any payment required to be made by it hereunder, then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.14. Letters of Credit.


      (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Agent and the Issuing Bank, at any time and from time to time from the Closing Date until the Revolving Credit Termination Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

      (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a Borrowing Notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. The Borrower hereby agrees that it shall not request a Letter of Credit to be issued, amended, renewed or extended unless (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the amount of the LC Exposure does not exceed $5,000,000 and (ii) the sum of the aggregate principal amount of all outstanding Loans plus the amount of the LC Exposure does not exceed the amount of the Borrowing Base on such date.

             (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Final Maturity Date; provided, however, that a Letter of Credit may have a later date of expiration date in the reasonable discretion of the Issuing Bank and the Agent if the Borrower deposits cash collateral with either the Issuing Bank or the Agent upon issuance thereof in an amount equal to 100% of the face amount of such Letter of Credit (which cash collateral shall be subject to the provisions of Section 2.14(j) hereof) and the Borrower complies with such other conditions and requirements to the issuance thereof as may be required by Agent and/or Issuing Bank (in addition all other conditions and requirements contained in this Section 2.14).

             (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

             (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement with interest from the date of such LC Disbursement as set forth in Section 2.14(h) by paying to the Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 11:00 a.m., Dallas, Texas time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance herewith that such payment be financed with an ABR Loan under the Total Revolving Credit Commitment in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Loan. If the Borrower fails to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.03(b) with respect to Loans made by such Lender (and
Section 2.03(b) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from the Borrower pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

      (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

      (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

      (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.08(a) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

      (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Bank and the successor Issuing Bank. The Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(k). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

      (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Agent or the

Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 10% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (e) or (f) of Article VII. Such deposit shall be held by the Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 10% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

      (k) Letter of Credit Fees. The Borrower agrees to pay (i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Total Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Total Commitments terminate and any such fees accruing after the date on which the Total Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

      SECTION 2.15. Incremental Facility.

      (a) So long as no Default or Event of Default has occurred and is continuing, at any time prior to March 31, 2005, the Borrower may request pursuant to the procedure set forth in Section 2.15(c), the addition of an Incremental Facility consisting of two types of new loans referred to herein as "Incremental Revolving Credit Loans" and "Incremental Seasonal Revolving Credit Loans" (collectively, "Incremental Loans"); provided however that the Borrower may not make a request for an Incremental Facility in an amount other than $10,000,000. The Incremental Revolving Credit Loans shall: (i) upon the effectiveness of the Incremental Commitment relating thereto as provided in
Section 2.15(b), be deemed to be Revolving Credit Loans for all purposes under this Agreement and the other Credit Documents; (ii) have the same interest rates and related margins and commitment fees as all other Revolving Credit Loans; and
(iii) otherwise have all of the same terms and conditions (other than the amount of the upfront fee) as each Revolving Credit Loan that is not an Incremental Revolving Credit Loan. In addition, all references in the Credit Documents to Revolving Credit Loans shall be deemed, as the context requires, to include references to Incremental Revolving Credit Loans made pursuant to this Agreement. The Incremental Seasonal Revolving Credit Loans shall: (i) upon the effectiveness of the Incremental Commitment relating thereto as provided in
Section 2.15(b), be deemed to be Seasonal Revolving Credit Loans for all purposes under this Agreement and the other Credit Documents; (ii) have the same interest rates and related margins and commitment fees as all other Seasonal Revolving Credit Loans; and (iii) otherwise have all of the same terms and conditions (other than the amount of the upfront fee) as each Seasonal Revolving Credit Loan that is not an Incremental Seasonal Revolving Credit Loan. In addition, all references in the Credit Documents to Seasonal Revolving Credit Loans shall be deemed, as the context requires, to include references to Incremental Seasonal Revolving Credit Loans made pursuant to this Agreement. No Lender shall have any obligation to make an Incremental Loan unless and until it commits to do so. Incremental Commitments in respect of Incremental Loans shall become part of the Total Commitments under this Agreement pursuant to (x) an amendment (an "Incremental Loan Amendment") to this Agreement executed by the Borrower, each Lender or other financial institution that is approved by the Administrative Agent which agrees to provide such Incremental Commitment (and no other Lender shall be required to execute such amendment), and the Administrative Agent, and (y) any amendments to the other Credit Documents (executed by the Borrower, its relevant Subsidiaries, and the Administrative Agent only) as the Administrative Agent shall reasonably deem appropriate to effect such purpose. Notwithstanding anything to the contrary contained herein, the effectiveness of such Incremental Loan Amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Loans are made, of each of the conditions set forth in Section 4.01.

      (b) So long as (i) the Borrower shall have given the Administrative Agent no less than five Business Days' prior notice of the effectiveness thereof and
(ii) any financial institution not theretofore a Lender which is providing the Incremental Commitment shall have become a Lender under this Agreement pursuant to an Incremental Loan Amendment, the Incremental Commitment being requested by the Borrower shall become effective under this Agreement upon the effectiveness of such Incremental Loan Amendment. Upon such effectiveness, (i) Part I of
Schedule 2.01(a) shall be deemed amended and restated in its entirety as set forth on Part II of Schedule 2.01(a) and (ii) Part I of Schedule 2.01(b) shall be deemed amended and restated in its entirety as set forth on Part II of
Schedule 2.01(b). In the event that the Incremental Facility shall have become effective, the Person providing the Incremental Commitment shall be deemed to have agreed, upon the terms and subject to the conditions of this Agreement, with respect to the Incremental Commitment, to make from time to time during the period from the date of the effectiveness of the applicable Incremental Loan Amendment through the Final Maturity Date, one or more Loans to the Borrower pursuant to the provisions of Section 2.03 in an aggregate principal amount not exceeding at any time such Person's aggregate portion of the Total Commitment at such time.

      (c) When the Borrower wishes to request a Lender or other financial institution to provide proposals for the providing of the Incremental Facility, the Borrower may solicit requests from any Lender or other financial institution for the providing of a commitment for Incremental Loans (the "Incremental Commitment"). Upon the selection by the Borrower of a Lender or such other financial institution, the Borrower shall promptly notify the Administrative Agent of the Lender or such other financial institution selected for approval by the Administrative Agent. Administrative Agent shall promptly thereafter notify Borrower of its approval or rejection of such Lender or other financial institution, which approval shall not to be unreasonably withheld.

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to each of the Lenders that:

      SECTION 3.01. Organization; Legal Existence. The Borrower and each of its Subsidiaries is a corporation or other juridical person, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, as applicable, has the requisite corporate or other juridical power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required (all such jurisdictions being listed in Schedule 3.14 hereto), except for those jurisdictions in which the failure to qualify would not have a Material Adverse Effect. The Borrower has the corporate power to execute, deliver and perform its obligations under the American Capital Agreement and this Agreement and the other Credit Documents and to borrow hereunder and under the

American Capital Agreement and to execute and deliver the Notes and the American Capital Notes.

      SECTION 3.02. Authorization. The Credit Transactions and the American Capital Transactions (a) have been duly authorized by all requisite corporate action, and (b) will not (i) violate (A) the certificate or articles of incorporation or other applicable constitutive documents or the bylaws of the Borrower or any of its Subsidiaries party to the same, or to the Borrower's knowledge, any provision of law, statute, rule or regulation applicable to the Borrower and such Subsidiaries, (B) any order of any court, or any rule, regulation or order of any other agency of government addressed to and binding upon the Borrower or any of its Subsidiaries, or (C) any provisions of any material indenture, agreement or other instrument to which the Borrower or any of such Subsidiaries or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in clause (i)(C) above or (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of the Borrower or any of its Subsidiaries, other than the Liens created in favor of the Collateral Agent, the Agent, the Lenders, American Capital Agent, and the holders of the American Capital Notes.

      SECTION 3.03. Governmental Approvals. No registration or filing with, consent or approval of, or other action by any federal, state or other governmental agency, authority or regulatory body is or will be required by the Borrower or any Guarantor as a condition to the Credit Transactions or the American Capital Transactions.

      SECTION 3.04. Binding Effect. This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and each of the other Credit Documents to which it or a Subsidiary is a party, when duly executed and delivered, will constitute a legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable.

      SECTION 3.05. Material Adverse Effect; Default. Since June 30, 2002, no event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect. No event has occurred and is continuing which constitutes a Default.

      SECTION 3.06. Litigation; Compliance With Laws; Etc.

      (a) There are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or to Borrower's knowledge threatened against or affecting the Borrower or any of its Subsidiaries or the businesses, assets or rights of the Borrower or any of its Subsidiaries (i) which, if adversely determined, could reasonably be expected to materially impair the ability of the Borrower and its Subsidiaries taken as a whole to conduct business substantially as now conducted, or otherwise could reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 3.06, (ii) as to which it is probable (within the meaning of Statement of Financial Accounting

Standards No. 5) that there will be an adverse determination, or (iii) which involve any of the Credit Transactions or the American Capital Transactions.

      (b) To the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, rule or regulation applicable to any of them, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality addressed to and binding on it, the violation of or default with respect to which could reasonably be expected to have a Material Adverse Effect.

      (c) Except as set forth in Schedule 3.06, there is no remedial or other corrective action that any of the Borrower or any of its Subsidiaries (other than ACE Funding) is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect. During the past 5 years, none of the officers or directors of the Borrower or its Subsidiaries (other than ACE Funding) have been convicted of any felony involving moral turpitude. During the past 2 years, none of the officers or directors of the Borrower or its Subsidiaries (other than ACE Funding) have been bankrupt nor an executive officer of a bankrupt company.

      SECTION 3.07. Financial Statements. The Borrower has heretofore furnished to the Agent (i) an audited Consolidated balance sheet and statement of income of the Borrower as of and for the Fiscal Year ended June 30, 2002, (ii) unaudited Consolidated balance sheets of the Borrower as of September 30, 2002, and December 31, 2002 and the related statement of income for the respective three-month periods then ended (which may be delivered on the Closing Date), prepared by management of the Borrower and in form acceptable to Agent, and
(iii) Consolidated financial projections for the Borrower and its Subsidiaries for its 2003, 2004, 2005, and 2006 Fiscal Years on an annual basis, prepared by management of the Borrower. The balance sheets and statements of income described in (i) and (ii) present fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Subsidiaries, as of the dates and for the periods indicated, and such balance sheets and the notes thereto (if any) disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries, as of the dates thereof required to be disclosed by GAAP. The financial statements referred to in this Section 3.07 have been prepared in accordance with GAAP consistently applied. The financial projections referred to in this Section 3.07 present the Borrower's current estimate of the future financial performance of the Borrower and its Subsidiaries based on historical performance and the Borrower's knowledge of its business plans and assumptions underlying them, but subject to uncertainties applicable to projections of future financial performance.

      SECTION 3.08. Federal Reserve Regulation. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation T, U or X thereof. If requested by any Lender, the Borrower and any Subsidiary (other than ACE Funding) thereof shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

      SECTION 3.09. Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state, local, foreign and payroll tax returns, reports and filings, as the case may be, required to be filed by it, on or prior to the date hereof, other than tax returns, reports or filings that (a) are not payroll, franchise, capital or income taxes, (b) in the aggregate are not material and (c) would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. The Borrower and each of its Subsidiaries has paid or caused to be paid all taxes shown to be due and payable on such filed returns, reports or on any assessments received by it, other than (i) any taxes or assessments the validity of which the Borrower or such Subsidiary is contesting in good faith by appropriate proceedings, and with respect to which the Borrower or such Subsidiary has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof) and (ii) taxes other than payroll, income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. No federal income tax returns of the Borrower or any of its Subsidiaries have been audited by the United States Internal Revenue Service and neither the Borrower, nor any of its Subsidiaries has requested or been granted any extension of time to file any federal, state, local or foreign tax return.

      SECTION 3.10. Employee Benefit Plans. With respect to the provisions of
ERISA:

            (i) No Reportable Event has occurred or is continuing with respect to any Pension Plan.

            (ii) To the Borrower's knowledge, no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title I of ERISA.

            (iii) Neither the Borrower nor any ERISA Affiliate is now, nor has been during the preceding five (5) years, obligated to contribute to a Pension Plan or a Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of

      ERISA to which the Borrower or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of
      Section 4205 of ERISA) from a Multiemployer Plan that is subject to the provisions of Title IV of ERISA so as to incur withdrawal liability under
      Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable.

            (iv) No notice of intent to terminate a Pension Plan has been filed, nor has any Plan been terminated pursuant to the provisions of Section 4041 (e) of ERISA.

            (v) The PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and, to Borrower's knowledge, no event has occurred or condition exists which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Pension Plan.

            (vi) With respect to each Pension Plan that is subject to the provisions of Title I, Subtitle B, Part 3 of ERISA, the funding method used in connection with such Pension Plan is acceptable under ERISA, and the actuarial assumptions and methods used in connection with funding such Pension Plan satisfy the requirements of Section 302 of ERISA. The assets of each such Pension Plan (other than the Multiemployer Plans) are at least equal to the present value of the greater of (i) accrued benefits (both vested and non-vested) under such Pension Plan, or (ii) "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Pension Plan, in each case as of the latest actuarial valuation date for such Pension Plan (determined in accordance with the same actuarial assumptions and methods as those used by the Pension Plan's actuary in its valuation of such Pension Plan as of such valuation date). No such Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived.

            (vii) There are no actions or suits pending (other than routine actions for benefits) or, to the knowledge of the Borrower or any of its Subsidiaries, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan. No civil or criminal action brought pursuant to the provisions of Title I; Subtitle B, Part 5 of ERISA is pending or threatened against any fiduciary or any Plan. To the knowledge of the Borrower, none of the Plans or any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency.

            (viii) All of the Plans comply currently, and have complied in the past, in all material respects, both as to form and operation, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under
      Section 401 (a) of the Code of each of the Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(a) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(l) of ERISA) has been made by the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition letter that would adversely affect such qualification.

      SECTION 3.11. No Material Misstatements. No information, report, financial statement, exhibit or schedule prepared by or on behalf of the Borrower and delivered to the Agent or any Lender in connection with any of the American Capital Transactions, the Credit Transactions, this Agreement or the other Credit Documents, or included therein, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, when taken as a whole, and as of the date such information, report, financial statement, exhibit or schedule is or was prepared.

      SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. Neither the Borrower nor any of its Subsidiaries is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

      SECTION 3.13. Use of Proceeds. The proceeds of each Loan shall be used to extend and renew in full all Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding under, and as defined in, the Existing Credit Agreement and to fund working capital requirements, and for other proper corporate purposes of the Borrower not otherwise prohibited by the terms hereof. Neither the Borrower nor any of its Subsidiaries will use proceeds of any Loan for the purpose of acquiring, or attempting to acquire, control of any Person unless such acquisition or attempted acquisition is pursuant to an agreement with such Person or is not resisted by such Person.

      SECTION 3.14. Subsidiaries. Schedule 3.14 hereto sets forth (a) each Subsidiary of the Borrower, (b) its jurisdiction of incorporation, (c) the states in which it conducts business, (d) the states in which it is qualified to transact business, (e) its equity ownership and (f) any trade names used by it.

      SECTION 3.15. Title to Properties; Possession Under Leases; Trademarks.

      (a) The Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its respective properties and assets shown on the most recent balance sheet referred to in Section 3.07 hereof and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title or leasehold interest that do not interfere in any material respect with the ability of the Borrower or such Subsidiary to conduct its business as now conducted. All such assets and properties are free and clear of all Liens other than Permitted Liens. The Security Documents create and grant to Administrative Agent a valid and perfected security interest in the Collateral thereunder, subject only to Permitted Liens.

      (b) The Borrower and each of its Subsidiaries has complied with all obligations under all leases to which it is a party and under which it is in occupancy, except where the failure to comply has not or is not reasonably expected to have a Material Adverse Effect; and all such leases are in full force and effect and the Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases.

      (c) (i) The Borrower and each of its Subsidiaries owns or has the right to use all material permits, trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of its business as now conducted, (ii) to the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is infringing upon or otherwise acting adversely to any of such material trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons; (iii) there is no suit or action by any such other Person pending or, to the knowledge of Borrower, threatened in writing against the Borrower or any of its Subsidiaries with respect to any of the rights or property referred to in this Section 3.15(c); (iv) Schedule 3.15(c) lists all of Borrower's trademarks, patents, copyrights, and applications therefor.

      (d) Schedule 3.15(d) lists (i) all Deposit Accounts maintained by Borrower as of the date hereof, (ii) all Deposit Accounts maintained by Borrower's Subsidiaries (other than ACE Funding) as of the date hereof, (iii) each armored courier service that transports Collateral as of the date hereof, and (iv) all agreements with armored courier services which transport Collateral to which either the Borrower or a Subsidiary of the Borrower (other than ACE Funding) is a party as of the date hereof.

      SECTION 3.16. Solvency.

      (a) Without regard to ACE Funding, the present fair salable value of the assets of the Borrower and its Consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Consolidated Subsidiaries, as they become absolute and mature.

      (b) Without regard to ACE Funding, the assets of the Borrower and its Consolidated Subsidiaries do not constitute unreasonably small capital for the Borrower and its Consolidated Subsidiaries to carry out their business as now conducted and as now proposed to be conducted including the capital needs of the Borrower and its

Consolidated Subsidiaries, taking into account the particular capital requirements of the business conducted, by the Borrower and its Consolidated Subsidiaries and projected capital requirements and capital availability thereof.

      (c) Without regard to ACE Funding, neither the Borrower nor any of its Consolidated Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature. Without regard to ACE Funding, the cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all currently anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries, will be sufficient to pay all such amounts on or in respect of debt of the Borrower and its Consolidated Subsidiaries when such amounts are required to be paid.

      (d) Neither the Borrower nor any of its Consolidated Subsidiaries believes that final judgments against it in actions for money damages presently pending will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). Without regard to ACE Funding, the cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all other anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section 3.16), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

      SECTION 3.17. Permits, Etc. The Borrower and each of its Subsidiaries possesses all licenses, permits, approvals and consents of all federal, state and local governmental authorities as required to lawfully conduct its business, except where the failure to obtain any such license, permit, approval or consent does not or is not likely to have a Material Adverse Effect.

      SECTION 3.18. Compliance with Environmental Laws. Except as disclosed on
Schedule 3.18 (a) neither the Borrower nor any of its Subsidiaries, or to the best of Borrower's knowledge after due investigation, no other Person (including, without limitation, any previous owner, lessor or sublessor of property of the Borrower or any of its Subsidiaries), has generated, used, treated, stored, released or disposed of Hazardous Materials or other toxic substances on any of its properties or any of the properties (whether owned, leased, subleased or used by such Person) in violation of any Environmental Legislation and (b) to the best of the Borrower's knowledge after due investigation, there has been no spill, release, disposal or any other discharge of Hazardous Materials or other toxic substances on or from any properties owned, leased, subleased or used by the Borrower or any of its Subsidiaries that, in any such case, could reasonably be expected to subject the Borrower, any of its Subsidiaries or any shareholders of any thereof to material liability.

      SECTION 3.19. Labor Matters.

            (i) The Borrower and each of its Subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining, age and sex discrimination and the withholding and payment of social security and other Taxes.

            (ii) There have not been any material labor problems or work stoppages involving the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, any application filed by a union or employee thereof with the National Labor Relations Board.

            (iii) To the knowledge of the Borrower, there are no (a) unfair labor practice charges or complaints pending or threatened against the Borrower or any of its Subsidiaries; (b) labor strikes, disputes, slow downs or stoppages pending or threatened against the Borrower or any of its Subsidiaries; (c) formal employee grievances filed with or against the Borrower or any of its Subsidiaries or threatened against the Borrower or any of its Subsidiaries; and (d) trade union organizing efforts underway in any facility of the Borrower or any of its Subsidiaries.

            (iv) Neither the Borrower nor any of its Subsidiaries has violated, has liability under, or has received a written notice or charge asserting any violation of or liability under, the federal Occupational Safety and Health Act of 1970 or any other federal, state or foreign acts (including rules and regulations thereunder) regulating or otherwise affecting employee health and safety.

            (v) To the knowledge of the Borrower, there are no uninsured workers' compensation claims pending or threatened against the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is liable for any retroactive workers' compensation insurance premiums relating to any period of time prior to the Closing Date in excess of reserves set aside for the payment of such premiums on the Borrower's latest audited financial statements.

            (vi) To the knowledge of the Borrower without independent inquiry, none of the Borrower's or any of its Subsidiary's employees or partners is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede their ability to carry out the responsibilities of such Person to the Borrower or its Subsidiaries.

            (vii) The qualifications for employment of each of the Borrower's and its Subsidiaries' employees under applicable immigration laws have been reviewed by the Borrower or the applicable Subsidiary and a properly completed Form I-9 is on file with the Borrower or the applicable Subsidiary for each employee. The Borrower and each of its Subsidiaries has complied with the U.S. Immigration and Nationality Act, as amended from time to time, and the rules and regulations promulgated thereunder, and to the knowledge of the Borrower, there is no basis for any claim that the Borrower or any of its Subsidiaries is not in compliance with the terms thereof.

      SECTION 3.20. Side Agreements. Neither the Borrower, its Subsidiaries, nor any their Affiliates, nor any director, officer or employee of the Borrower, its Subsidiaries, or any of their Affiliates, respectively, has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, the Borrower, any Subsidiary of the Borrower, or any or their Affiliates agreed to do anything beyond the requirements of the formal, written contracts executed by the Borrower or its Subsidiaries and disclosed to Agent and Lenders herein.

      SECTION 3.21. GENERAL. THERE ARE NO MATERIAL FACTS OR CONDITIONS RELATING TO THE CREDIT DOCUMENTS, ANY OF THE COLLATERAL, THE FINANCIAL CONDITION OR THE BUSINESS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES WHICH COULD, INDIVIDUALLY OR COLLECTIVELY, CAUSE A MATERIAL ADVERSE EFFECT WHICH HAVE NOT BEEN RELATED IN WRITING TO THE LENDERS. ALL WRITINGS HERETOFORE OR HEREAFTER EXHIBITED OR DELIVERED TO THE AGENT OR ANY LENDER BY OR ON BEHALF OF BORROWER OR ANY OF ITS SUBSIDIARIES ARE AND WILL BE GENUINE AND IN ALL RESPECTS WHAT THEY PURPORT AND APPEAR TO BE.

                     ARTICLE IV. CONDITIONS OF CREDIT EVENTS

      The obligation of each Lender to make Loans shall be subject to the following conditions precedent:

      SECTION 4.01. All Credit Events. On each date on which a Credit Event is to occur:

      (a) The Agent shall have received a Borrowing Notice as required by
Section 2.03 or Section 2.14 hereof, as applicable.

      (b) The representations and warranties set forth in Article III hereof and in any documents delivered herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date).

      (c) The Borrower shall be in compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such borrowing or issuance of such Letter of Credit no Default or Event of Default shall have occurred and be continuing.

      SECTION 4.02. First Credit Event. The obligation of each Lender in respect of the first Credit Event is subject to the following additional conditions precedent:

      (a) The Lenders shall have received the favorable written opinion of counsel for the Borrower and each of the Guarantors, dated the Closing Date, addressed to the Lenders and satisfactory to the Agent and its counsel.

      (b) The Agent shall have received (i) a copy of the certificate or articles of incorporation or constitutive documents, in each case as amended, of the Borrower and each of the Guarantors and a certificate as to the good standing of each such Person from the Secretary of State or other appropriate official of the state of such Person's organization, in each case dated as of a recent date; (ii) a certificate of the Secretary of the Borrower and each of the Guarantors, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of its bylaws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in clause (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by its Board of Directors authorizing the execution, delivery and performance of the Credit Documents to which it is a party, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that its certificate or articles of incorporation or constitutive documents have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each of its officers executing the Credit Documents to which it is a party; (iii) a certificate of another of its officers as to incumbency and signature of its Secretary; and (iv) such other documents as the Agent, the Agent's legal counsel or any Lender may reasonably request.

      (c) The Agent shall have received certificates, dated the Closing Date and the date of the first Credit Event and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 hereof and the conditions set forth in this Section 4.02, which certificate shall include a schedule with calculations demonstrating the Borrower's compliance with the covenants contained in Sections 6.07, 6.08, 6.09, and 6.10 hereof as of the most recent accounting period for which financial statements would be required hereunder.

      (d) Each Lender requesting the same shall have received its Revolving Credit Note and its Seasonal Revolving Credit Note duly executed by the Borrower payable to its order and otherwise complying with the provisions of Section 2.04 hereof.

      (e) The Agent and the Lenders shall have received and determined to be in form and substance satisfactory to them (i) copies of the financial statements described in Section 3.07 hereof; and (ii) the Agent shall be satisfied that the American Capital Transactions and the Credit Transactions are in compliance with all applicable laws and regulations.

      (f) The Agent and the Administrative Agent shall have received evidence, in form and substance satisfactory to the Agent and the Administrative Agent, that the Administrative Agent has valid and first priority security interests in and Liens upon the

Collateral and any other property which is intended to be security for the Obligations in accordance with the terms of the Security Documents, subject only to Permitted Liens.

      (g) The Agent shall have received, in form and substance satisfactory to the Agent and the Administrative Agent, all consents, waivers, acknowledgments and other agreements from third Persons which the Agent or the Administrative Agent may deem necessary or desirable in order to permit, protect and perfect the Administrative Agent's security interests in and Liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Credit Documents.

      (h) The Agent shall have received Borrower's Form 10-K filed with the Securities Exchange Commission for the period ending June 30, 2002 and Borrower's Form 10-Q filed with the Securities and Exchange Commission for the periods ending September 30, 2002 and December 31, 2002.

      (i) The Lenders, the Agent, and its counsel shall have received all fees required to be paid by the Borrower, and payment in full of all expenses for which the Borrower is liable and for which invoices have been presented.

      (j) All governmental and third party approvals necessary or advisable in connection with the financing contemplated hereby and by the American Capital Notes and the continuing operations of the Borrower and its Subsidiaries shall have been obtained, and delivered to Agent and be in full force and effect, to the extent that a failure to obtain the same could reasonably be expected to have a Material Adverse Effect;

      (k) The placement and funding of the American Capital Notes shall have occurred concurrently with the execution and delivery of the Credit Documents.

      (l) The Credit Documents and all instruments and documents hereunder and thereunder shall have been duly executed by the parties thereto and delivered to the Agent, in form and substance satisfactory to the Agent and the Administrative Agent.

      (m) Agent shall have received copies of the American Capital Agreement and the American Capital Notes, executed and delivered by all parties thereto.

      (n) (i) Travelers shall have released all Liens which encumber Collateral that run in its favor (or included such provisions in the Intercreditor Agreement), which were granted under the Money Order Agreement, and all existing financing statements which relate to such Liens shall have been terminated and
(ii) all other Liens encumbering the Collateral, other than Permitted Liens, shall have been released and all existing financing statements which relate to such Liens shall have been terminated.

      (o) The Borrower and certain of its Subsidiaries other than ACE Funding shall have duly executed and delivered to the Administrative Agent a Stock Pledge Agreement pledging the stock of each direct and indirect Subsidiary of the Borrower (other than ACE Funding).

      (p) The Agent shall have received the Collateral Agency Agreement, duly executed by the Borrower, Travelers, American Capital Agent, and the Collateral Agent.

      (q) The Agent shall have received the Intercreditor Agreement, duly executed by the Borrower, Travelers, and American Capital Agent.

      (r) The Agent and the Lenders shall be satisfied that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against or affecting the Borrower or any of its Subsidiaries or any of their respective businesses, assets or rights which would materially and adversely affect any of the Credit Transactions or the American Capital Transactions.

      (s) Borrower shall have used its best efforts to cause all financial institutions at which Borrower's and its Subsidiaries' (other than ACE Funding) deposits are maintained to have executed and delivered a Letter Agreement substantially in the form of Exhibit F-1 or F-2 attached hereto, and Agent shall be satisfied that a sufficient number of such financial institutions have executed and delivered such a Letter Agreement.

      (t) Borrower shall have used its best efforts to cause all armored couriers which transport cash and checks for the Borrower and its Subsidiaries (other than ACE Funding) to have executed and delivered a Letter Agreement substantially in the form of Exhibit G attached hereto, and Agent shall be satisfied that a sufficient number of such. armored couriers have executed and delivered such a Letter Agreement.

      (u) The Borrower and its Subsidiaries (other than ACE Funding) shall have delivered to the Agent a Borrowing Base Report and a certificate of a Responsible Officer of the Borrower certifying: (i) the account number of each deposit account in which such Persons maintain deposits; (ii) the correct legal name of each financial institution which maintains each such deposit account;
(iii) whether each such financial institution has executed a Letter Agreement;
(iv) the name of each armored courier which transports cash and checks for such Persons; and (v) whether such armored courier has executed a Letter Agreement.

      (v) The Agent shall have received the Global Assignment and Assumption, duly executed by each party thereto.

      (w) The Agent shall have received evidence that the Senior Secured Notes shall have been (i) paid in full or (ii) defeased in full.

      (x) All other legal matters in connection with the Credit Transactions and the American Capital Transactions shall be satisfactory to the Agent, the Lenders and their respective legal counsel.

      (y) The Agent shall have received such other documents as the Administrative Agent, the Agent, or the Agent's legal counsel shall reasonably deem necessary.

                        ARTICLE V. AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Loan or Note, Commitment Fee or any fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of its Subsidiaries and, with respect to Section 5.07 hereof, each ERISA Affiliate to:

      SECTION 5.01. Legal Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 6.05 hereof and except for the dissolution or other cessation of existence of any Subsidiary of the Borrower which the Borrower has determined to be unnecessary for the conduct of its business.

      SECTION 5.02. Businesses and Properties. At all times (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; (b) maintain and operate such businesses in the same general manner in which they are presently conducted and operated; (c) comply with all laws, rules, regulations and governmental orders (whether federal, state or local) applicable to the operation of such businesses, whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to environmental protection and to public and employee health and safety) the lack of compliance with which could reasonably be expected to have a Material Adverse Effect; (d) take all actions which may be required to obtain, preserve, renew and extend all licenses, permits, franchises and other authorizations which are material to the operation of such businesses; and (e) at all times maintain, preserve and protect all property material to the conduct of such businesses and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements of such property necessary in order to continue its business as currently conducted. Without limitation of the foregoing, after Borrower obtains knowledge that it does not have a license, permit, or other authorization from a Governmental Authority to conduct any facet of its or any of its Subsidiary's (other than ACE Funding) business, Borrower shall (i) apply for such license, permit, or other authorization within the earlier of (A) 30 days after Borrower obtains such knowledge or (B) the date stated by any Governmental Authority before which Borrower is required to apply for such license, permit, or other authorization and (ii) diligently thereafter pursue the obtaining of such license, permit, or other authorization.

      SECTION 5.03. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) maintain such other insurance, to such extent and against such risks, including casualty and business interruption and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, naming Administrative Agent as loss payee and additional insured, (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amount as the Borrower or such Subsidiary shall reasonably deem necessary and, as to Borrower and its Subsidiaries other than ACE Funding, naming Lenders as loss payee and additional insured, and (d) maintain such other insurance as may be required by law or as may be reasonably requested by the Administrative Agent for purposes of assuring compliance with this Section 5.03, and naming Administrative Agent as loss payee and additional insured.

      SECTION 5.04. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof, other than any taxes or assessments the validity of which is being contested by it in good faith by appropriate proceedings, and with respect to which it has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof). The Borrower and each of its Subsidiaries promptly shall make all required payments, deposits and filings with respect to payroll tax reporting and liability when due.

      SECTION 5.05. Financial Statements, Reports, Etc. Furnish to the Agent and each Lender:

      (a) within ninety (90) days after the end of each Fiscal Year or such earlier time as the same are required to be filed with the Securities and Exchange Commission under applicable law, audited Consolidated and unaudited consolidating, balance sheets and statements of income, expenses and retained earnings, showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries (including, in each case, ACE Funding) as of the close of such Fiscal Year and the results of their operations during such year, and audited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year, all the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the previous Fiscal Year and to be audited by independent public accountants of recognized national standing acceptable to the Agent, which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board and be in form reasonably acceptable to the Agent, together with a copy of the Borrower's SEC Form 10-K filed for such prior Fiscal Year;

      (b) within forty-five (45) days after the end of each quarter (except for any quarters ending on the last day of a Fiscal Year) in each Fiscal Year, unaudited Consolidated and, if requested by Agent, consolidating balance sheets and statements of income, expenses and retained earnings showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries (including, in each case, ACE Funding) as of the end of each such fiscal quarter and the results of operations of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, and unaudited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, each of the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the comparable periods of the preceding Fiscal Year and to be prepared and certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case subject to normal year-end audit adjustments and the absence of footnotes, together with a copy of the Borrower's SEC Form 10-Q filed for such fiscal quarter;

      (c) concurrently with any delivery of (i) audited financial statements as of the close of each of the Borrower's Fiscal Years pursuant to clause (a) above, and (ii) unaudited financial statements as of the close of each of the Borrower's fiscal quarters pursuant to clause (b) above, a Compliance Certificate by a Responsible Officer of the Borrower, together with computations and work papers demonstrating compliance, as of the dates of the financial statements being furnished at such time, with the financial covenants set forth in Section 6.07 through 6.10 hereof;

      (d) no later than 3:00 p.m. Dallas, Texas time on Wednesday of each week, a Borrowing Base Report covering the period from Sunday of the prior week through Saturday of such prior week and a Cash Holdings Report as of the last day of such period, each certified by a Responsible Officer of the Borrower;

      (e) copies of such registration statements, annual, periodic and other reports, and such proxy statements, financial information and other information, if any, as shall be filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as soon as possible after such statements or information are publicly available;

      (f) within thirty (30) days after the beginning of each Fiscal Year, commencing with Borrower's Fiscal Year beginning July 1, 2003, financial operation projections for the Borrower and its Subsidiaries for the next three
(3) Fiscal Years and projections for the first such Fiscal Year on a quarterly basis prepared by management and in form consistent with the financial projections provided prior to the Closing Date, accompanied by a written certificate signed by the chief financial officer of Borrower to the effect that such projections have been prepared on the basis of the Borrower's historical Consolidated financial statements and records, together with the assumptions set forth in such projections, and that such projections reasonably reflect the expectations, after considered analysis, of the Borrower's management as to the matters set forth therein;



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
      (g) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Agent of the breach by any party of any material agreement with the Borrower or any of its Subsidiaries;

      (h) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Agent of any "default" or "event of default" under any other agreement, document or instrument representing Indebtedness in excess of one million dollars ($1,000,000) (including but not limited to the American Capital Agreement);

      (i) all management reports delivered to Borrower in connection with the financial statements delivered pursuant to Section 5.05(a);

      (j) promptly upon receipt of request from Agent, copies of all information, notices, and reports provided to, or received from, American Capital Agent or the holders of the American Capital Notes under the American Capital Agreement;

      (k) prior to the consummation of the same, written notice of (i) all issuances or sales of Equity Interests permitted under Section 6.04 and (ii) all asset sales that are permitted under Section 6.05;

      (l) within ten (10) days after the end of each month, a Certificate of Update; and

      (m) such other information as the Agent or any Lender may reasonably request.

      SECTION 5.06. Litigation and Other Notices. Give the Agent written notice promptly after a Responsible Officer of the Borrower becoming aware thereof, but in any event within five (5) Business Days, of the following:

      (a) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint against the Borrower or a Guarantor prohibiting, or having the effect of prohibiting, the making of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement, any of the Loans, any of the Notes, any other Credit Document or the first priority Lien of the Agent on the Collateral or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

      (b) the filing or commencement of any action, suit or proceeding against the Borrower or any of its Subsidiaries, whether at law or in equity or by or before any court or any federal, state, municipal or other governmental agency or authority which, if adversely determined, could reasonably be expected to:
(i) result in liability of the Borrower or any of its Subsidiaries in an amount of one million five hundred thousand dollars ($1,500,000) or more; or (ii) have a Material Adverse Effect if there were an adverse determination against the Borrower or any Subsidiary;

      (c) any Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and


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
      (d) any development in the business or affairs of the Borrower or any of its Subsidiaries which management reasonably expects could have a Material Adverse Effect.

      SECTION 5.07. ERISA.

      (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither the Borrower nor any ERISA Affiliate shall be required to pay any such liability if
(i) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and (ii) such Person shall have set aside on its books reserves which, in the opinion of a Responsible Officer of such Person, are adequate with respect thereto.

      (b) Deliver to the Agent, promptly, and in any event within thirty (30) days, after (i) the Borrower becomes aware of the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, or the materials that would have been required to be filed if the thirty-day notice requirement to the PBGC was not waived, (ii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice,
(iii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan receives notice from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to constitute grounds under the provisions of
Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (v) the receipt by the Borrower or any ERISA Affiliate receives an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vi) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to cause any one of them to incur a liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (vii) the Borrower or any ERISA Affiliate knows that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and clauses
(iv) through (vi) together with a statement signed by a Responsible Officer setting forth details as to such Reportable Event, notice, event or condition and the action which the Borrower or such ERISA Affiliate proposes to take with respect thereto; provided, however, that the Borrower shall not have any reporting obligation under this Section 5.07 with respect to any Reportable Event, notice, event or condition which, when taken together with all other Reportable Events, notices, events or conditions, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could not reasonably be expected to have a material adverse effect on the financial condition of the Borrower or any ERISA Affiliate.


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      SECTION 5.08. Maintaining Records; Access to Properties and Collateral;
Inspections. Maintain financial records in accordance with accepted financial practices and, upon prior written notice, permit any authorized representative designated by Agent to visit and inspect Borrower's locations and the Collateral subject to and consistent with the Borrower's security practices) during regular business hours and the financial records of the Borrower and its Subsidiaries, and permit any authorized representative designated by Agent to discuss the affairs, finances and condition of the Borrower with its Responsible Officers and its independent public accountants, as applicable. At the Borrower's expense (which expense shall not, prior to the occurrence of any Default or Event of Default, exceed $5,000 during any Fiscal Year), the Agent or Agent's designee shall have the right to inspect, verify, and audit, up to two times annually (or, upon the occurrence and during the continuance of an Event of Default, as often as the Agent may request), the existence and condition of the Collateral and the books and records of the Borrower and its Subsidiaries and their compliance with the terms and conditions of this Agreement and the other Credit Documents. The Required Lenders shall have the right to cause the Agent to conduct any such inspection and verification upon written request. Notwithstanding anything to the contrary contained herein, the Lenders and the Agent agree to make reasonable efforts to coordinate each of the foregoing visits and inspections through the Agent.

      SECTION 5.09. Use of Proceeds. Use the proceeds of the Revolving Credit Loans and the Seasonal Revolving Credit Loans as set forth in Section 3.13 hereof and only for such purposes.

      SECTION 5.10. [RESERVED].

      SECTION 5.11. Additional Guarantors and Pledge of Assets. Inform the Agent within five (5) Business Days before the creation or acquisition of any direct or indirect Subsidiary. The Borrower and the Lenders intend that any such new Subsidiary of the Borrower shall obtain the benefit of the Total Commitment and shall become a Guarantor pursuant to terms similar to each Guarantor on the date hereof. Within fifteen (15) Business Days from the acquisition or formation of any such additional Subsidiary, the Borrower shall cause such Subsidiary (a) to promptly execute, in form and substance satisfactory to the Agent, all documents necessary for such Subsidiary to become a Guarantor hereunder (including a Guaranty Agreement substantially in the form executed by the Guarantors as of the Closing Date), and (b) to effect such Subsidiary's conveyance of a first priority Lien in its assets (subject only to Permitted Liens) in favor of the Agent for the benefit of the Lenders securing the Obligations pursuant to the Security Documents. Any such additional Subsidiary's assets shall thereupon become part of the Collateral, and such Subsidiary's Cash Holdings (and other assets described in Section 1 of the Borrowing Base Report) shall thereupon become part of the Borrowing Base; provided, however, that the Agent may, in its sole discretion, audit and inspect such Subsidiary's assets (including, without limitation, such Subsidiary's Cash Holdings) at the Borrower's expense, and, if the results of such audit and inspection are not satisfactory to the Agent in its sole discretion, such Subsidiary's Cash Holdings shall no longer be part of the Borrowing Base. The Required Lenders shall have the right to cause the Agent to


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
conduct such an audit and inspection upon written request and such audits and inspections shall be in addition to the audits described in Section 5.08 hereof. In addition, within fifteen (15) Business Days from the acquisition or formation of any additional Subsidiary of the Borrower, the Borrower shall execute, or shall cause its Subsidiary to execute, as applicable, all documents (including a Stock Pledge Agreement in form and content substantially similar to other Stock Pledge Agreements executed on the Closing Date) necessary to effect the Borrower's or such Subsidiary's, as applicable, conveyance of a first priority Lien in the capital stock of such additional Subsidiary in favor of the Agent for the benefit of the Lenders securing the Obligations, and such additional Subsidiary's capital stock shall thereupon become part of the Collateral. If reasonably requested by the Agent, the Borrower shall cause its legal counsel to deliver to the Agent, simultaneously with the Credit Documents referred to in this Section 5.11, a legal opinion containing opinions reasonably requested by the Agent with respect to, if applicable, (i) the stock or asset acquisition,
(ii) the formation of such Subsidiary, (iii) the pledge of such Subsidiary's capital stock to the Agent, (iv) the pledge of acquired assets to the Agent and the perfection of the Agent's security interest therein, (v) the addition of such Subsidiary as a Guarantor, and (vi) such other matters reasonably related thereto; such legal opinion to be in form and substance satisfactory to the Agent.

      SECTION 5.12. Environmental Legislation.

      (a) Comply in all material respects with all federal, state and local laws or regulations applicable to it that have been enacted or adopted regulating the discharge of substances into the environment or primarily for the purpose of protecting the environment ("Environmental Legislation"), and provide written notice to the Agent within five (5) days of the receipt by any Responsible Officer of the Borrower of any notice of any violation of any Environmental Legislation from any federal, state or local governmental authority charged with enforcing such Environmental Legislation, which violation alone, or together with other such violations, notice of which has been previously or concurrently received, does have or could reasonably be expected to have a Material Adverse Effect.

      (b) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") with respect to any of the properties of the Borrower or any of its Subsidiaries (whether owned, leased, subleased or used by such Person) is required to be performed by the Borrower or any of its Subsidiaries under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a hazardous substance in or into the air, soil, groundwater, surface water or soil vapor, commence all such Remedial Work for which the Borrower or such Subsidiary is legally responsible under applicable federal, state or local law at or prior to the time required therefor under applicable laws, regulations or orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable laws, regulations or orders of such governmental or nongovernmental entity, except where the necessity of the conduct of Remedial Work or


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
obligation of Borrower is being contested in good faith in the manner provided by law or would not reasonably be expected to have a Material Adverse Effect.

      SECTION 5.13. Pay Obligations to Lenders and Perform Other Covenants. Make full and timely payment of the Obligations, whether now existing or hereafter arising, and duly comply with all the terms and covenants contained in this Agreement (including, without limitation, the borrowing limitations and mandatory prepayments in accordance with Article II hereof) or in any other Credit Document at the times and places and in the manner set forth herein or therein, as applicable.

      SECTION 5.14. Assurances. Promptly execute and deliver any and all other and further agreements, documents, instruments, and other writings which may be requested by the Agent in good faith to cure any defect in the execution and delivery of any Credit Document or more fully to describe particular aspects of the agreements set forth in the Credit Documents or intended to be set forth. Without limitation of the foregoing, the Borrower shall use its best efforts to deliver to Agent (i) Letter Agreements, substantially in the forms of Exhibit F-1 and F-2 attached hereto, duly executed by the Agent, the Borrower and depository institutions where the Borrower deposits its cash, checks or other remittances and (ii) Letter Agreements, substantially in the form of Exhibit G attached hereto, duly executed by the Agent, the Borrower and armored car companies that transport Company's cash, checks or other remittances.

      SECTION 5.15. Certain Changes. Notify the Agent at least thirty (30) days prior to the date that any of the Borrower or any Guarantor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

      SECTION 5.16. Assignment of Leases. At the request of Required Lenders, or after the occurrence of an Event of Default at the request of Agent, promptly execute and deliver, in form and substance satisfactory to Agent, assignments of leases and/or leasehold deeds of trust with respect to any real property leases of office space or real property leases covering any of Borrower's or its Subsidiaries' stores; provided, however, that Borrower and its Subsidiaries shall not be required to deliver an assignment of lease with respect to any particular lease of office space or store if (i) the consent of the relevant landlord is required as a condition to such assignment, and (ii) despite its best efforts to do so, Borrower or its Subsidiary, as the case may be, is unable to obtain such consent from the relevant landlord.

      SECTION 5.17. Third-Party Payables. Pay, or otherwise perform in respect of, all Third-Party Payables in accordance with the terms and provisions of the agreements governing or otherwise relating to such Third-Party Payables.

      SECTION 5.18. Interest Rate Hedging. From and after July 1, 2003, cause an amount equal to or greater than the Acceptable Sum of the principal amount of the sum of all Funded Indebtedness of the Borrower and its Subsidiaries (other than ACE Funding) to (i) bear interest at a fixed rate or (ii) be subject to a Hedging Contract that is an


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Acceptable Hedging Contract, each for a minimum term of one year. As used herein, "Acceptable Hedging Contract" shall mean a Hedging Contract entered into by the Borrower or one of its Subsidiaries (other than ACE Funding) with the purpose and effect of fixing interest rates on a principal amount of Indebtedness of such Person that is accruing interest at a variable rate, provided that (i) the aggregate notional amount of such Hedging Contract never exceeds one hundred percent (100%) of the anticipated outstanding principal amount of the Indebtedness to be hedged by such Hedging Contract or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (ii) the floating rate index of such Hedging Contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such Hedging Contract, and (iii) each such Hedging Contract is with a counterparty or has a guarantor of the obligation of the counterparty which (unless such counterparty is a Lender or an Affiliate of a Lender) at the time such Hedging Contract is made has long-term unsecured and unenhanced debt obligations rated AA or Aa2 (or their equivalents) or better or is an investment-grade industry participant or otherwise acceptable to Required Lenders. As used herein, "Acceptable Sum" shall mean, as of any date of determination, the sum of (i) $60,000,000 plus (ii) fifty percent of the then outstanding aggregate principal amount of the American Capital Notes.

      SECTION 5.19. Compliance with Agreements. Perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract, or other instrument or obligation to which it is a party or by which any of its properties is bound.

                         ARTICLE VI. NEGATIVE COVENANTS

      The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Loan or Note, any Commitment Fee or any other fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will not and will not cause or permit any of its Subsidiaries and, in the case of Section 6.14 hereof, any ERISA Affiliate to, either directly or indirectly:

      SECTION 6.01. Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect Subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except ("Permitted Liens"):

      (a) Liens incurred and pledges and deposits made by the Borrower or any of its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits;


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
      (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of the business of the Borrower or any of its Subsidiaries and securing obligations which are not overdue for a period of more than 15 days or which are being contested in good faith by appropriate proceedings as to which the Borrower or any of its Subsidiaries, as the case may be, shall, to the extent required by GAAP, applied on a consistent basis, have set aside on its books adequate reserves;

      (c) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being diligently contested in good faith by appropriate proceedings and as to which reserves have been established in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof), and for which levy and execution has not issued or continues to be stayed, provided, that such Liens do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business;

      (d) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, or restrictions on the use of real property of the Borrower or any of its Subsidiaries or minor irregularities of title with respect thereto (and with respect to leasehold interests, mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the property being leased by the Borrower or its Subsidiaries, but not covering the leasehold interests or any other property of the Borrower and its Subsidiaries, with or without consent of the lessee) which do not in the aggregate materially detract from the value of said property or assets or materially impair the use thereof in the operation of its business;

      (e) Liens (including any Capitalized Lease to the extent the same is an item of Indebtedness permitted under Section 6.03) originally created to secure payment of a portion of the purchase price or construction costs, as the case may be, relating to any real property or equipment or any interest therein, upon such real property, equipment (including furniture and fixtures) or interest therein; provided, that (i) the outstanding principal amount of Indebtedness secured by any such Lien does not exceed one hundred percent (100%) of the purchase price actually paid by the Borrower or any of its Subsidiaries (or, in the case of a Capitalized Lease, by the owner) for the real property or equipment or interest therein which is encumbered by such Lien, and/or the construction costs actually incurred by the Borrower or any of its Subsidiaries with respect to the improvements thereto, as the case may be, (ii) the Indebtedness secured by any such Lien (including, in the case of any Capitalized Lease, the Capitalized Lease Obligation in respect of such Capitalized Lease) is permitted under Section 6.03, and (iii) any such Lien does not encumber any other asset at any time owned by the Borrower or any of its Subsidiaries;


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      (f) Liens existing on the Closing Date and described on Schedule 6.01 attached hereto, but not the extension, renewal or refunding of the Indebtedness secured thereby (except as permitted as described on Schedule 6.01);

      (g) Liens created in favor of the Administrative Agent which secure the Obligations, Liens in favor of the American Capital Agent which secure the obligations of the Borrower and its Subsidiaries in respect of the American Capital Notes, Liens in favor of Travelers which secure the obligations of the Borrower and its Subsidiaries in respect of the Money Order Agreement, and Liens in favor of the Collateral Agent which secure the obligations of the Borrower to the Collateral Agent under the Collateral Agency Agreement;

      (h) constitutional, statutory and contractual Liens of landlords for sums not yet due and payable; and good-faith pledges or deposits that may not cover any other assets except cash proceeds of such pledges or deposits made to secure
(i) the Borrower's or any Subsidiary's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, (ii) statutory obligations, surety, or appeal bonds, or indemnity, performance, or other similar bonds benefiting the Borrower or any Subsidiary, or (iii) liabilities to insurance carriers under insurance or self-insurance arrangements and other obligations of a like nature, so long as, in each case such Liens (x) do not secure obligations constituting Indebtedness and (y) are incurred in the ordinary course of business; and

      (i) Liens granted by ACE Funding pursuant to the Loan and Servicing Agreement.

      SECTION 6.02. Sale and Lease-Back Transactions. Except as set forth on
Schedule 6.02, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangements that are entered into in the Borrower's ordinary course of business.

      SECTION 6.03. Indebtedness for Borrowed Money and Guarantees.

      (a) Incur, create, assume or permit to exist any Indebtedness for borrowed money (excluding Guarantees) that is secured by Liens other than (i) Indebtedness secured by Permitted Liens in an amount not to exceed three million dollars ($3,000,000) per item of Indebtedness and five million dollars ($5,000,000) in the aggregate; (ii) Indebtedness under the American Capital Agreement, the American Capital Notes, and the Money Order Agreement and other Indebtedness existing on the date hereof and listed in Schedule 6.03 hereto; provided, that, such Indebtedness shall not after the date hereof (A) increase in amount (except increases subject to limitations in amount in existence on the date hereof); (B) be secured by Liens not in existence on the date hereof,


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or (C) change in regard to seniority in any respect; and (iii) Indebtedness incurred hereunder (including, without limitation, any drawings under any Letter of Credit).

      (b) Incur, create, assume or permit to exist any Guarantees other than (without duplication): (i) Guarantees of the Obligations; (ii) Guarantees for the benefit of the holders of the American Capital Notes in respect of Borrower's obligations under the American Capital Notes, and (iii) Guarantees for the benefit of Travelers in respect of the Borrower's obligations under the Money Order Agreement.

      (c) Incur, create, assume or permit to exist any unsecured Indebtedness other than (i) current accounts payable and unsecured current liabilities (not the result of borrowing) incurred in the ordinary course of business of the Borrower to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms, including (without limitation) obligations pursuant to the Money Order Agreement and (ii) Indebtedness evidenced by Deferred Payment Obligations in an amount not to exceed four million dollars ($4,000,000) in the aggregate at any time.

      (d) Incur, create, assume or permit to exist any Indebtedness under Hedging Contracts other than Hedging Contracts with a Lender or an Affiliate of a Lender, in each case in accordance with Section 5.18 hereof.

      SECTION 6.04. Equity Interest in Subsidiaries Equity Interests in
Borrower.

      (a) Sell, transfer, encumber, pledge or otherwise dispose of any Equity Interests (including, without limitation, Preferred Stock and any options, warrants or other rights to acquire any Equity Interests) in any Subsidiary or permit any of its Subsidiaries to issue any additional Equity Interests other than to the Borrower or to a Subsidiary of the Borrower that is a Guarantor; or otherwise permit any Subsidiary to be other than a direct or indirect wholly-owned Subsidiary.

      (b) Sell or otherwise issue any Equity Interests (including, without limitation, Preferred Stock and any options, warrants or other rights to acquire any Equity Interests) in Borrower; provided, however, that Borrower may issue and or sell additional shares of its common stock, and may grant options, warrants, and other rights to acquire its common stock, in each case after the Closing Date only if no Event of Default has occurred and is continuing hereunder or would otherwise occur as a result of any such issuance and sale.

      SECTION 6.05. Consolidations, Mergers and Sales of Assets. (a) Directly or indirectly consolidate with or merge into any other Person, or permit another Person to merge into it, unless it is a Guarantor merging into the Borrower (with the Borrower being the surviving entity) or another Guarantor; provided, that, (i) such entity has provided the Agent with written notice at least ten
(10) Business Days prior to such merger, (ii) all Liens in favor of the Agent granted by such entities continue to be valid, perfected and first priority (except for pre-existing Liens on the assets of such other


                                       68
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Person which are also Permitted Liens, and (iii) in no event shall ACE Funding merge into Borrower or any Subsidiary of Borrower, (b) acquire all or substantially all the Equity Interests or other ownership interests in, any other Person (except for Acceptable Acquisitions that also comply with Section 5.11), (c) sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or (d) otherwise sell any of its assets other than assets which are of nominal value or obsolete or are replaced by assets of equal suitability and value; provided, however, that (i) the Borrower and its Subsidiaries may sell only fixed assets (i.e., furniture, fixtures, and equipment), goodwill, and leasehold interests in connection with the disposition of stores in the ordinary course of business (but in no event cash, checks, accounts, receivables or working capital) in an amount not to exceed $5,000,000 in the aggregate in any Fiscal Year, and (ii) any Guarantor may sell or lease any of its assets to the Borrower or to another Guarantor if and only if all Liens on any such assets in favor of the Agent continue to be valid, perfected and first priority subsequent to such sale or lease.

      SECTION 6.06. Loans and Advances. Make any loan or advance to any other Person other than (without duplication):

      (a) Advances by Borrower or any Subsidiary to its officers and employees for salary and other compensatory benefits, travel advances, advances against commissions and other similar advances in the ordinary course of business, provided that the amount of such advances does not exceed $50,000 in the aggregate at any time;

      (b) Loans and advances to any wholly-owned Subsidiary which is also a Guarantor;

      (c) Loans and advances existing on the date hereof and listed on Schedule
6.06 hereto, but not the increase, extension, renewal or refunding thereof;

      (d) Loans and advances to the Borrower's retail financial service customers in the ordinary course of its business;

      (e) Loans to ACE Funding by Borrower permitted under Section 6.21; or

      (f) Until September 30, 2003, loans and advances by Borrower to Goleta under the Goleta Agreement.

      SECTION 6.07. Net Worth. At any time, permit Net Worth of the Borrower and its Subsidiaries on a Consolidated basis at any time to be less than $64,038,000 plus (b) seventy-five percent (75%) of all Net Income earned after the Closing Date during any completed fiscal quarter, provided, however that fiscal quarters in which Net Income is a negative amount will be excluded from the calculation of Net Income earned after the Closing Date, plus (c) an amount equal to all proceeds of any offering of Equity Interests (net of offering and professional fees and expenses) by the Borrower or any of its Subsidiaries occurring after the Closing Date that is permitted hereunder.


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
      SECTION 6.08. EBITDA. At the end of any fiscal quarter, permit the aggregate EBITDA on a Consolidated basis for the four previous quarters to be less than eighty-five percent (85%) of the aggregate EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the four consecutive fiscal quarters reported at the prior fiscal quarter end.

      SECTION 6.09. Debt to EBITDA Ratio. At the end of any fiscal quarter, permit the Debt to EBITDA Ratio to be more than (i) 3.50 to 1.00 from the Closing Date until June 30, 2005 and (ii) 3.25 to 1.00 at any time thereafter; provided, however, that as of the end of each of the fiscal quarters ending on each of March 31, 2004 and March 31, 2005, the Debt to EBITDA Ratio shall not be greater than 3.75 to 1.00. For purposes of this Section 6.09 only, the EBITDA of any Person acquired by the Borrower or its Subsidiaries pursuant to an Acceptable Acquisition during any period shall be included in the Debt to EBITDA Ratio on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if (a) with respect to any such Acceptable Acquisition of such Person, the consolidated balance sheet of such acquired Person as at the end of the period preceding the acquisition of such Person and its consolidated subsidiaries and the related statements of income and stockholders' equity and of cash flows for the period in respect of which the Debt to EBITDA Ratio is to be calculated have been reported on, unless such audit requirement is waived by Agent, without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing and (b) if any such Acceptable Acquisition involved the incurrence of Funded Indebtedness, the incurrence of such Funded Indebtedness was permitted hereunder; provided, however, that no recalculation of the Debt to EBITDA Ratio pursuant to this sentence shall have any effect on the Applicable Margin until the first Adjustment Date occurring after each such recalculation.

      SECTION 6.10. Cash Flow Coverage Ratio. At the end of any fiscal quarter, permit the Cash Flow Coverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis to be less than 1.15 to 1.00.

      SECTION 6.11. Use of Proceeds. Permit the proceeds of any Loan to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board or Section 3.13 hereof.

      SECTION 6.12. ERISA.

      (a) Engage in any transaction in connection with which the Borrower or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

      (b) Terminate any Pension Plan in a "distress termination" under Section 4041 of ERISA, or take any other action which could result in a material liability of the Borrower or any ERISA Affiliate to the PBGC.


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
      (c) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or, with respect to any Pension Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

      (d) Adopt an amendment to any Pension Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

      SECTION 6.13. Modifications of Certain Indebtedness; Other Agreements. Without the prior written consent of Required Lenders, amend, modify, restate, or supplement any of the American Capital Agreement or the Goleta Agreement; without the prior written consent of the Required Lenders, amend, modify, restate, supplement, renew, increase, or extend the American Capital Notes; or, without the prior written consent of the Agent, amend, modify, restate, or supplement the Travelers Documents if such amendment, modification, or restatement could reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any Subsidiary shall amend or modify any other material agreement existing on the date hereof, to which the Borrower or any Subsidiary is a party, if such amendment or modification would adversely affect the interests of the Lenders.

      SECTION 6.14. Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement and except for (i) leases negotiated in connection with Acceptable Acquisitions, (ii) transactions permitted pursuant to the terms of this Agreement, or (iii) leases entered into in the ordinary course of establishing or maintaining the Borrower's retail locations, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any of its Related Parties, Affiliates or agents or any relative thereof, except at fair and reasonable prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a Person which is not a Related Party or an Affiliate.

      SECTION 6.15. Other Agreements. Enter into (a) any agreement which requires it to comply with any financial covenant to the extent that such financial covenant could reasonably be expected to be more restrictive than any of the financial covenants contained in this Agreement, unless this Agreement is amended to include such financial covenant contemporaneously upon the execution and delivery of such other agreement, or (b) without the prior written consent of the Required Lenders, any agreement for the acquisition of the stock or substantially all assets of any other business entity which cannot be terminated prior to the closing thereof either in the sole discretion of the Borrower or in exchange for a payment not to exceed $10,000, unless such proposed acquisition is an Acceptable Acquisition.

      SECTION 6.16. Restricted Payments. At any time (a) through any outlay other than issuance of the Borrower's or a Subsidiary's own stock or cash payments in lieu of the issuance of fractional shares (i) redeem, retire, otherwise acquire, or prepay, directly


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
or indirectly, any shares of its capital stock, or any other Equity Interest (except for repayments upon forfeiture of restricted stock issued to issued to officers, directors, and employees of amounts paid to Borrower by such parties for such restricted stock) ; (ii) declare or pay any cash dividend (except for cash dividends paid to the Borrower or any wholly-owned Subsidiary of Borrower that is a Guarantor or distributions paid by ACE Funding to Borrower); or (iii) make any other distribution of any property or cash to owners of an equity interest in their capacity as such (except distributions of property or cash to the Borrower or any Guarantor) or (b) make any payment in respect of Indebtedness that is permitted under Section 6.03; provided, however, that:

            (i) the Borrower may make regularly scheduled payments of principal and interest on all Indebtedness permitted under Section 6.03 so long as no Default or Event of Default has occurred, is continuing, or would result therefrom,

            (ii) notwithstanding the foregoing clause (i), the Borrower may make regular payments in respect of the Third Party Payables in the ordinary course of business irrespective of the occurrence or continuance of a Default under clause (a), (b), (c), (d), (g), (h), (i), (j), (k), (l),
      (m), (n), (o), or (p) of Article VII hereof (or Event of Default resulting from such a Default) until Agent delivers to Borrower a Payment Blockage Notice, and

            (iii) notwithstanding the foregoing clause (i), the Borrower may make any and all payments on the American Capital Obligations when due and payable in accordance with the terms of the American Capital Agreement and the American Capital Notes, in each case as in effect on the date hereof, except to the extent such payments are prohibited under the Intercreditor Agreement.

      SECTION 6.17. Limitation on Investments. Make or permit to exist, any capital contributions to, or make any investment in, or purchase or commit to purchase any Equity Interest or evidences of indebtedness of or interests in any Person which is not a Subsidiary ("Investments"), except the following:

      (a) Liquid Investments;

      (b) Acceptable Acquisitions, so long as no Default or Event of Default has occurred and is continuing;

      (c) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

      (d) Investments existing on the date hereof and described on Schedule
6.17;

      (e) Investments in ACE Funding by Borrower permitted under Section 6.21;
and


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
      (f) Until September 30, 2003, investments in Goleta by Borrower under the Goleta Agreement.

      SECTION 6.18 Change in Business. Engage in any business not of the same general type as, or reasonably related to, those conducted by the Borrower on the Closing Date.

      SECTION 6.19. Capital Expenditures. Make any Capital Expenditures in excess of the aggregate amount of (i) $5,000,000 in Fiscal Year 2003; (ii) $9,750,000 in Fiscal Year 2004; (iii) $11,000,000 in Fiscal Year 2005; and (iv)
$12,250,000 in Fiscal Year 2006. To the extent that any amount of permitted Capital Expenditures is not used during any Fiscal Year, then up to $1,000,000 of such unexpended amount may be carried forward and expended during the next Fiscal Year; provided, however, that (a) no amount of permitted Capital Expenditures may be carried forward for more than one Fiscal Year and (b) during any Fiscal Year in which such unexpended amounts have been carried forward, all Capital Expenditures shall be deemed to apply first to the amount carried forward and then to the amount of Capital Expenditures permitted during such Fiscal Year.

      SECTION 6.20. Deposit Accounts and Armored Couriers. Borrower shall not, at any time after June 30, 2003, permit (i) more than 5% of the aggregate amount of Borrower's Cash Holdings and each Subsidiary's Cash Holdings held in deposit accounts to be held in Deposit Accounts maintained by financial institutions with which there is no Letter Agreement and (ii) more than 5% of the aggregate dollar amount of Borrower's Cash Holdings and instruments and each Subsidiary's Cash Holdings and instruments to be transported by armored couriers with which there is no Letter Agreement.

      SECTION 6.21. ACE Funding. Notwithstanding anything to the contrary contained in this Agreement, (i) ACE Funding shall not incur or be liable in respect of any Indebtedness other than Unrestricted Indebtedness in favor of Autobahn Funding Company LLC ("ACE Funding Lender"), and such Unrestricted Indebtedness may be secured by Liens on any or all of ACE Funding's assets or properties, (ii) ACE Funding shall not be a Borrower under this Agreement and shall not obtain the benefit of the Revolving Credit Commitment or the Seasonal Revolving Credit Commitment (provided, however, that the Borrower shall be permitted to (a) make an equity investment in ACE Funding not to exceed $1,000,000 and (b) loan to ACE Funding up to the lesser of (x) $3,000,000 or (y) one percent (1%) of the total aggregate financial commitment of the ACE Funding Lender to ACE Funding, during the Usage Period for purposes of allowing ACE Funding to (1) satisfy its minimum funding requirements under one or more reserve accounts to be established by ACE Funding in favor of the ACE Funding Lender and (2) provide cash to its self-service check cashing machines in various H&R Block business locations (hereinafter referred to as "SSMs")), (iii) ACE Funding shall not be required to become a Guarantor hereunder, (iv) neither Borrower nor ACE Funding shall allow ACE Funding Lender to have or obtain a Lien on any assets or properties of the Borrower or any of its other Subsidiaries,
(v) except as provided in this Section 6.21, neither Borrower nor any of its other Subsidiaries will engage in any transaction (excluding transactions


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
contemplated by the Loan and Servicing Agreement) merger or consolidation with ACE Funding or provide any credit support for any Unrestricted Indebtedness which ACE Funding is permitted to incur hereunder, (vi) ACE Funding shall not own any Equity Interest in, or Indebtedness of, the Borrower or any of its other Subsidiaries, (vii) neither Borrower nor any of its other Subsidiaries will sell, lease, transfer or otherwise assign any of its assets or properties to, or acquire, for any amount of consideration, any assets or properties of, or enter into any contract or agreement with ACE Funding (provided, however, that the Borrower shall be permitted to lease its SSMs to ACE Funding) and (viii) except as specifically permitted under clause (ii) above, neither Borrower nor any of its other Subsidiaries will make any loans or advances to, or make any equity investments in, ACE Funding (other than the minimum equity investment, if any, required to form ACE Funding under its jurisdiction of organization); provided, however, that at any time ACE Funding or Borrower fails to comply with this
Section 6.21, ACE Funding shall be immediately required to execute and deliver Credit Documents of the type required of newly created Subsidiaries of Borrower under Section 5.11.

      SECTION 6.22. Restrictive Agreements. Except as provided in the American Capital Agreement or in the Loan and Servicing Agreement, create any restriction of any kind on the ability of any Subsidiary (including but not limited to ACE Funding) to: (i) pay dividends or make any other distributions to the Borrower or any Subsidiary of the Borrower, (ii) pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (iii) make loans or advances to the Borrower or any Subsidiary of the Borrower, (iv) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, or (v) grant a Lien on any of its properties or assets.

      SECTION. 6.23. Miscellaneous.

      (a) Neither the Borrower nor any of its Subsidiaries shall change its Fiscal Year from ending on June 30 or method of accounting (other than immaterial changes in methods), except as required by GAAP.

      (b) Neither the Borrower nor any of its Subsidiaries shall relocate its principal executive offices or other facilities or its jurisdiction of incorporation, organization or formation, or establish new business locations or store any inventory or other assets at a location not identified to Agent on or before the date hereof, without providing not less than thirty (30) days advance written notice to Agent.

      (c) Neither the Borrower nor any of its Subsidiaries shall change its corporate name or establish new or additional trade names without providing less than 30 days advance written notice to Agent.

      (d) Without the consent of Agent, neither the Borrower nor any Subsidiary shall amend, terminate or modify the change of control agreements with the Key Management in existence as of the Closing Date.


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
      (e) Neither the Borrower nor any of its Subsidiaries will request any extension of credit hereunder which causes (after giving effect to such credit extension) the aggregate principal amount of all Loans outstanding, plus the amount of the LC Exposure, to exceed the amount of the Borrowing Base on the date of such request.

                         ARTICLE VII. EVENTS OF DEFAULT

      If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of two (2) Business Days after notice thereof from Agent;

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

            (d) (i) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to Sections 5.06, 5.08, 5.11 or 5.13 or Articles II, VI or IX of this Agreement, or (ii) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of Borrower or any of its Subsidiaries pursuant to Sections 5.01, 5.02,
      5.03 or 5.05 of this Agreement and such default shall continue unremedied for five (5) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower by any Lender, or (y) the date on which such failure becomes known to any Responsible Officer of the Borrower; or (iii) default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to this Agreement or any other Credit Document and not otherwise covered by this Article VII and such default shall continue unremedied for thirty (30) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower or such Subsidiary by any Lender, or (y) the date


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
      on which such failure becomes known to any Responsible Officer of the Borrower or such Subsidiary; provided, however, the grace periods provided for in this paragraph (d) shall be void and of no effect unless the Borrower shall, to the extent the Borrower has actual knowledge thereof, provide prompt notice to the Agent (in writing) of (A) the occurrence or expected occurrence of such Default, with a certification to the Agent of the Borrower's good faith expectation that such Default shall be cured by the Borrower before the end of the grace period; and (B) the occurrence of the Borrower's cure of the Default before the end of the grace period. During the grace period, a Default shall be deemed to have occurred and be continuing until actually cured by the Borrower. If any such Default is not cured before the end of the grace period, the Agent shall have all of the rights described in this Article VII and each of the other Credit Documents without any restriction imposed by this paragraph (d) whatsoever;

            (e) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) take any action for the purpose of effecting any of the foregoing, or (vii) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (g) the aggregate principal amount of all Loans outstanding, plus the amount of the LC Exposure exceeds the Borrowing Base more than three
      (3) times during any consecutive twelve (12) month period;

            (h) default shall be made with respect to any Indebtedness or under any Capitalized Lease Obligation of the Borrower or any Subsidiary of the Borrower in an amount exceeding one million dollars ($1,000,000) (other than with respect to the ACAS Notes) if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or under such Capitalized


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
      Lease Obligations (or any trustee on behalf of such holder or obligee) at its option to accelerate the maturity of such Indebtedness or such Capitalized Lease Obligation; provided, however, an Event of Default for purposes of this clause (h) shall not be deemed to exist due to the acceleration of the maturity of any obligation to a Lender or an affiliate (within the meaning of Regulation U) of a Lender solely by reason of a default in the performance of a term or condition in any agreement or instrument under or by which such obligation is created, evidenced or secured, which term or condition restricts the right of the Borrower or any other Person to sell, pledge or otherwise dispose of any margin stock (within the meaning of Regulation U) held by the Borrower or any such other Person;

            (i) a Reportable Event (other than a Reportable Event with respect to which the thirty (30) day notice requirement under Section 4043 of ERISA has been waived) shall have occurred with respect to a Pension Plan,
      (ii) the Borrower, any ERISA Affiliate, or an administrator of any Plan files a notice of intent to terminate such a Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by the Borrower, any ERISA Affiliate, or an administrator of a Pension Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Pension Plan or Multiemployer Plan, (iv) any other event or condition exists which might, in the reasonable opinion of the Agent, constitutes grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan or Multiemployer Plan by the PBGC, (v) a Pension Plan fails to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Code, (vi) the Borrower or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA, (vii) the Borrower or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, and in each case in clauses (i) through (vii) of this paragraph (i), such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could have a material adverse effect on the financial condition of the Borrower and any ERISA Affiliate taken as a whole;

            (j) the Borrower or any ERISA Affiliate (i) shall have been notified by the sponsor of a Multiemployer Plan that it has incurred any material withdrawal liability to such Multiemployer Plan, and (ii) does not have reasonable grounds for contesting such withdrawal liability and is not in fact contesting such withdrawal liability in a timely and appropriate manner;

            (k) any final judgment or judgments for the payment of money shall be rendered by a court or other tribunal against the Borrower or any Subsidiary of the Borrower (but only to the extent that the same (i) is not fully covered by insurance or (ii) if fully covered by insurance, the carrier of such insurance has denied liability under such insurance) which when taken together with all other such judgments which remain outstanding and unpaid exceed(s) one million dollars ($1,000,000) (excluding the amount of commercially reasonable deductibles under insurance) and (x) any such judgment or judgments shall remain undischarged or unstayed for more than thirty (30) days, whether consecutive or not, or (y) any judgment creditor shall legally commence actions to collect on or enforce such judgment; or after the Closing Date, the Borrower and/or its Subsidiaries (other than ACE Funding) shall settle any lawsuit or cause of action filed against it or them requiring the Borrower and/or its Subsidiaries (other than ACE Funding) to pay an amount (net of insurance proceeds) (i) equal to or greater than $5,000,000 with respect to any single lawsuit or cause of action or (ii) equal to or greater than $10,000,000 with respect to all lawsuits or causes of action in the aggregate;

            (l) this Agreement or any other Credit Document shall for any reason cease to be, or shall be asserted by the Borrower or any Guarantor not to be, a legal, valid and binding obligation of such Person, enforceable in accordance with its terms;

            (m) any Guarantor revokes, terminates or fails to perform any of the terms, conditions, covenants or provisions of any Guaranty Agreement, Security Document, endorsement or other agreement of such Person to the Lenders;

            (n) any Change in Control;

            (o) any event or change in circumstances occurs which could reasonably be expected to result in a Material Adverse Effect;

            (p) a Travelers Event of Default; or

            (q) a "Default" occurs under the American Capital Agreement and either (i) such Default has not been cured or waived in writing within thirty (30) days after the occurrence thereof or (ii) the ACAS Notes have been accelerated as a result thereof;

then, and in every such event (other than an event with respect to the Borrower described in clause (e) or (f) of this Article), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or all of the following actions, at the same or different times: (i) terminate the Total Revolving Credit Commitments and/or the Total Seasonal Revolving Credit Commitments, and thereupon the Total Revolving Credit Commitments and/or the Total Seasonal Revolving Credit Commitments, as applicable, shall terminate immediately, and terminate the obligations of Issuing Lender to issue or cause to be issued Letters of Credit, (ii) demand that the Borrower provide to Issuing Lender, and the Borrower upon such demand agrees to provide, cash collateral in an amount equal to the LC Exposure of the Borrower then existing, such cash collateral to be deposited in a cash


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
collateral account to be held by Agent for the benefit of Issuing Lender, and
(iii) declare the Loans then outstanding, and all reimbursement obligations in respect of drawings under Letters of Credit then outstanding, to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and reimbursement obligations in respect of drawings under Letters of Credit then outstanding so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (e) or (f) of this Article, the Total Revolving Credit Commitments and the Total Seasonal Revolving Credit Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                               ARTICLE VIII. AGENT

      Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof together with such actions and powers as are reasonably incidental thereto.

      The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

      The Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder), and (c) except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder) or in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by


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the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent, or (vi) the existence, genuineness, or value of any Collateral or the validity, effectiveness, perfection, priority or enforceability of Liens in or on any of the Collateral.

      The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

      Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Administrative Agent, the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Administrative Agent, the Lenders, and the Issuing Bank, appoint a successor Agent. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 9.03(b) shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective


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Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

      Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

      EACH LENDER SEVERALLY AGREES TO INDEMNIFY (TO THE EXTENT NOT REIMBURSED BY THE BORROWER UNDER SECTION 9.03(B)) EACH OF THE AGENT AND THE ISSUING BANK AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED IN THIS PARAGRAPH AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (COLLECTIVELY BEING CALLED IN THIS PARAGRAPH, THE "COSTS"): (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) THE COLLATERAL OR THE EXERCISE OF REMEDIES IN RESPECT OF THE COLLATERAL, (IV) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (V) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN EACH CASE IN ACCORDANCE WITH SUCH LENDER'S APPLICABLE PERCENTAGE (DETERMINED AS OF THE TIME THAT THE APPLICABLE UNREIMBURSED EXPENSE OR INDEMNITY PAYMENT IS SOUGHT) OF SUCH COSTS. THE FOREGOING IS INTENDED TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE TO THE EXTENT THAT SUCH COSTS RESULTED FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF SUCH INDEMNITEE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS,


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
DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

      A person may serve as both Agent and Administrative Agent hereunder concurrently.

                       ARTICLE VIIIA. ADMINISTRATIVE AGENT

      Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, the Security Documents, and the other Credit Documents together with such actions and powers as are reasonably incidental thereto. Each Lender hereby authorizes Administrative Agent to execute and deliver each of the Intercreditor Agreement and the Collateral Agency Agreement on behalf of such Lender.

      The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the


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
covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vi) the existence, genuineness, or value of any Collateral or the validity, effectiveness, perfection, priority or enforceability of Liens in or on any of the Collateral.

      The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

      Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Agent, the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03(b) shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.


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


      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

      EACH LENDER SEVERALLY AGREES TO INDEMNIFY (TO THE EXTENT NOT REIMBURSED BY THE BORROWER UNDER SECTION 9.03(B)) EACH OF THE ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF THE ADMINISTRATIVE AGENT (EACH SUCH PERSON BEING CALLED IN THIS PARAGRAPH AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (COLLECTIVELY BEING CALLED IN THIS PARAGRAPH, THE "COSTS"): (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) THE COLLATERAL OR THE EXERCISE OF REMEDIES IN RESPECT OF THE COLLATERAL, (IV) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (V) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN EACH CASE IN ACCORDANCE WITH SUCH LENDER'S APPLICABLE PERCENTAGE (DETERMINED AS OF THE TIME THAT THE APPLICABLE UNREIMBURSED EXPENSE OR INDEMNITY PAYMENT IS SOUGHT) OF SUCH COSTS. THE FOREGOING IS INTENDED TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE TO THE EXTENT THAT SUCH COSTS RESULTED FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF SUCH INDEMNITEE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE


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
                            ARTICLE IX. MISCELLANEOUS

         SECTION 9.01. Notices Except as otherwise expressly provided, notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of facsimile communication, delivered by graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed) addressed to (or such other address as shall be designated by such party in a written notice to the other parties):

          if to the Borrower:       ACE Cash Express, Inc.
                                    1231 Greenway Drive, Suite 800
                                    Irving, Texas 75038
                                    Attn.:   Jay B. Shipowitz
                                    Telephone: (972) 550-5030
                                    Facsimile: (972) 582-1430

          with a copy to:           Gardere Wynne Sewell L.L.P.
                                    3000 Thanksgiving Tower
                                    Dallas, Texas 75201
                                    Attn.:   Richard A. Tulli, Esq.
                                    Telephone: (214) 999-4676
                                    Facsimile: (214) 999-3676

          if to the Administrative
          Agent: Wells Fargo Bank Texas, National Association 4975 Preston Park Road, Suite 280
                                    Plano, Texas 75093
                                    Attn.:  Michael B. Sullivan
                                    Telephone: (972) 559-5315
                                    Facsimile: (972) 867-5074

          with a copy to:           Winstead Sechrest & Minick P.C.
                                    1201 Elm Street, Suite 5400
                                    Dallas, Texas 75270
                                    Attn.:   James R. Littlejohn
                                    Telephone: (214) 745-5197
                                    Facsimile: (214) 745-5390

          if to the Agent:          JPMorgan Chase Bank
                                    2200 Ross Avenue
                                    Dallas, Texas 75201
                                    Attn.: D. Scott Harvey
                                    Telephone: (214) 965-3003
                                    Facsimile: (214) 965-3024


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
          with a copy to:           Baker Botts L.L.P.
                                    2001 Ross Avenue
                                    Dallas, Texas 75201
                                    Attn.:   Alison C. Boren
                                    Telephone: (214) 953-6827
                                    Facsimile: (214) 661-4827

         if to any Lender:          At the address set forth below its name in
                                    Schedule 2.02(a) hereto.


      SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower, the Administrative Agent, and the Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Revolving Credit Commitment or Seasonal Revolving Credit Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Revolving Credit Commitment or Seasonal Revolving Credit Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the definition of "Seasonal Revolving Credit Availability Period", (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (vii) waive any of the conditions specified in Article IV, (viii) release Borrower from its obligations to pay


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
any Lender's Loan or any Guarantor from its guaranty of such payment, or (ix) release any Collateral (other than releases of Collateral that are expressly permitted under any Credit Document) without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent, the Agent or the Issuing Bank, as the case may be. Notwithstanding anything to the contrary contained herein, a waiver or modification in respect of Section 6.20 hereof shall not be deemed to be a release of Collateral under this Section 9.02(b).

      SECTION 9.03. Expenses; Indemnity, Damage Waiver (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by each of the Administrative Agent and the Agent and each of its respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

      (b) THE BORROWER SHALL INDEMNIFY EACH OF THE ADMINISTRATIVE AGENT, AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED IN THIS SECTION 9.03(B) AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF EACH OF:
(I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) THE COLLATERAL OR THE EXERCISE OF REMEDIES IN RESPECT OF

THE COLLATERAL, (IV) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (V) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO. THE FOREGOING IS INTENDED TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES, OR RELATED EXPENSES RESULTED FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF SUCH INDEMNITEE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

      (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof.

      (d) All amounts due under this Section shall be payable not later than 5 days after written demand therefor.

      SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and
(ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

      (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Total Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

            (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under clause (a), (b), (e) or (f) of Article VII has occurred and is continuing, any other assignee; and

            (B) the Agent, provided that no consent of the Agent shall be required for an assignment of (x) any Revolving Credit Commitment to an assignee that is a Lender with a Revolving Credit Commitment immediately prior to giving effect to such assignment or (y) any Seasonal Revolving Credit Commitment to an assignee that is a Lender with a Seasonal Revolving Credit Commitment immediately prior to giving effect to such assignment

         (ii) Assignments shall be subject to the following additional conditions:

            (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment, Seasonal Revolving Credit Commitment, or Loans the amount of the Revolving Credit Commitment, Seasonal Revolving Credit Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 unless each of the Borrower and the Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (e) or (f) of Article VII has occurred and is continuing;

            (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of either the Revolving Credit Commitments and Revolving Credit Loans or the Seasonal Revolving Credit Commitment and Seasonal Revolving Credit Loans;

            (C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

            (D) the assignee, if it shall not be a Lender, shall deliver to the Agent means an Administrative Questionnaire in a form supplied by the Agent.

            For the purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

      "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by
(a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

            (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 2.12, and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

            (iv) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Total Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed administrative questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

      (c) (i) Any Lender may, without the consent of the Borrower, the Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Total Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 2.12, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13(c) as though it were a Lender.

            (ii) A Participant shall not be entitled to receive any greater payment under Section 2.10 or 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.12 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12(e) as though it were a Lender.

      (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Total Commitments have not expired or terminated. The provisions of Sections 2.10,

2.11, 2.12, and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Total Commitments or the termination of this Agreement or any provision hereof.

      SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Sections 4.01 and 4.02, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 9.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law (except as provided in any Lender Control Agreement), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured; provided, however, that each Lender agrees that all proceeds of each such set off or application shall be promptly remitted to the Agent and applied to the payment of the Obligations as set forth in the Intercreditor Agreement. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

      SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

      (a) This Agreement shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, the Agent, and each Lender shall retain all rights arising under federal law.

      (b) Subject to the requirement for arbitration pursuant to Section 9.14 hereof, the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Texas situated in Dallas County or of the United States District Court for the Northern District of Texas, Dallas Division, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

      (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 9.10. WAIVER OF JURY TRIAL EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      SECTION 9.12. Confidentiality. Each of the Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower; provided, however, that with respect to disclosures of Information pursuant to clauses (b) and (c) above, unless prohibited by law or applicable court order, each Lender, Issuing Bank, and the Agent shall make a reasonable attempt to notify the Borrower of any request by any governmental agency or representative thereof for disclosure of such Information after receipt of such request, and, if reasonable, practicable, and permissible, before such disclosure (it being understood that Borrower and its Subsidiaries may rely upon this Section 9.12 in order to comply with Regulation FD promulgated by the Securities Exchange Commission as of the date hereof ("Regulation FD")). For the purposes of this Section, "Information" means all information (including material non-public information within the meaning of Regulation FD) received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      SECTION 9.13. Interest. (a) It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Lender contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes, or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such

Lender, as the case may be, under this Agreement, the Notes, or under any other Credit Document shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be canceled automatically and, if theretofore paid, shall at the option of the Agent or such Lender be credited by the Agent or such Lender on the principal amount of the obligations owed to the Agent or such Lender by the Borrower or refunded by the Agent or such Lender to the Borrower, and (ii) in the event that the maturity of any Loan or any Note or other Obligation payable to the Agent or such Lender is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Lender may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Lender provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Lender be credited by the Agent or such Lender on the principal amount of the obligations owed to the Agent or such Lender by the Borrower or refunded by the Agent or such Lender to the Borrower. It is further agreed that without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged or received by any Lender in respect of the Loans made by it or under the Notes held by it, or under this Agreement, shall be made, to the extent permitted by usury laws applicable to such Lender (now or hereafter enacted) by amortizing, prorating and spreading in equal parts during the period of the full stated term of said Loans or Notes all interest at any time contracted for, taken, charged, reserved or received by such Lender in connection therewith.

      (b) In the event that at any time the interest rate applicable to any Loan made by any Lender would exceed the maximum non-usurious rate allowed by applicable law, the rate of interest to accrue on the Loans by such Lender shall be limited to the maximum non-usurious rate allowed by applicable law, but shall accrue, to the extent permitted by law, on the principal amount of the Loans made by such Lender from time to time outstanding, if any, at the maximum nonusurious rate allowed by applicable law until the total amount of interest accrued on the Loans made by such Lender equals the amount of interest which would have accrued if the interest rates applicable to the Loans pursuant to
Article II had at all times been in effect. In the event that upon the final payment of the Loans made by any Lender and termination of the Total Commitment of such Lender, the total amount of interest paid to such Lender hereunder and under the Notes is less than the total amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect, then the Borrower agrees to pay to such Lender, to the extent permitted by law, an amount equal to the excess of (i) the lesser of (x) the amount of interest which would have accrued on such Loans if the maximum nonusurious rate allowed by applicable law had at all times been in effect or (y) the amount of interest rates applicable to such Loans pursuant to
Article II had at all times been in effect over (ii) the amount of interest otherwise accrued on such Loans in accordance with this Agreement.

      SECTION 9.14. [RESERVED].

      SECTION 9.15. Nonapplicability of Chapter 346 et seq. The Borrower, the Agent and the Lenders hereby agree that the provisions of Chapter 346 of the Texas Finance Code, which replaced Tex. Rev. Civ. Stat. Ann. art. 5069-15.01 et seq. (Vernon 1987) (regulating certain revolving credit loans and revolving tri-party accounts), shall not apply to this Agreement or any of the other Credit Documents.

      SECTION 9.16. Waiver of Consumer Rights. THE BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION
17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, THE BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. THE BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO THE AGENT AND THE LENDERS, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

      SECTION 9.17. Entire Agreement. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES RELATED TO SUCH LOAN AGREEMENT ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 9.18. Amendment and Restatement of Existing Credit Agreement. Upon satisfaction with each of the conditions set forth in Sections 4.01 and 4.02 (except any condition the performance of which has been waived as a condition to the making of the initial Loans or initial issuance of Letters of Credit pursuant to this Agreement), this Agreement shall be deemed to amend and restate in its entirety the Existing Credit Agreement, at which time each Lender and Borrower hereby agrees that (i) the Total Commitment of each Lender shall be as set forth in the definition of such term in this Agreement, and (ii) the Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding under the Existing Credit Agreement and all accrued and unpaid interest thereon, and all accrued and unpaid fees and expenses under the Existing Credit Agreement, shall be extended, renewed, and deemed to be outstanding under and governed by this Agreement; provided, however, that in no event shall the Liens or Guaranty Agreements securing the Existing Credit Agreement or the obligations thereunder be deemed affected hereby, it being the intent and agreement of the Borrower that the Guaranty Agreements and the Liens on the Collateral granted to secure the obligations of the Borrower and its Subsidiaries in connection with the Existing Credit Agreement and/or the Guaranty Agreements, shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Credit Agreement as amended and restated hereby.

      Section 9.19. Documentation Agent and Syndication Agent. The Lenders identified on the facing page of this Agreement as "Syndication Agent" and "Documentation Agent", respectively, have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limitation of the foregoing, the Lenders so identified as "Syndication Agent" and "Documentation Agent", respectively, shall not have and shall not be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lenders so identified as "Syndication Agent" and "Documentation Agent", respectively, in taking or not taking action hereunder.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Borrower and the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          ACE CASH EXPRESS, INC., as Borrower


                                          By: /s/ JOE W. CONNER
                                              Name:  Joe W. Conner
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

                                          ACE CASH EXPRESS, INC., as Borrower

                                          By: /s/ JOE W. CONNER
                                              ------------------
                                              Name:  Joe W. Conner
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

                                          WELLS FARGO BANK TEXAS, NATIONAL
                                          ASSOCIATION, as Administrative Agent,
                                          Issuing Bank, and as a Lender

                                          By:  /s/ MICHAEL B. SULLIVAN
                                               -----------------------
                                               Name:  Michael B. Sullivan
                                               Title: Senior Vice President

                                          JPMORGAN CHASE BANK, as Agent and
                                          as a Lender

                                          By:  /s/ D. SCOTT HARVEY
                                               ------------------------
                                               Name:  D. Scott Harvey
                                               Title: Senior Vice President

                                          BANK OF AMERICA, N.A., as a Lender

                                          By:  /s/ PATRICK HONEY
                                               -----------------
                                               Name:  Patrick Honey
                                               Title: Vice President

                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION, as a Lender

                                          By:  /s/ JOEL THOMAS
                                               ------------------
                                               Name:  Joel Thomas
                                               Title: Director

                                          NATIONAL CITY BANK, as a Lender

                                          By:  /s/ MICHAEL J. DURBIN
                                               ---------------------
                                               Name:  Michael J. Durbin
                                               Title: Senior Vice President

                                          FIRST AMERICAN BANK, SSB, as a Lender

                                          By:  /s/ PAUL VOORHIES
                                               ----------------
                                               Name:  Paul Voorhies
                                               Title: Vice President

                                          TEXAS CAPITAL BANK, NATIONAL
                                          ASSOCIATION, as a Lender

                                          By:  /s/ RONALD K. BAKER
                                               ---------------------
                                               Name:  Ronald K. Baker
                                               Title: Executive Vice President

                                          SOUTHWEST BANK OF TEXAS, N.A., as a
                                          Lender

                                          By:  /s/ MELINDA N. JACKSON
                                               ----------------------
                                               Name:  Melinda N. Jackson
                                               Title: Senior Vice President

                                          US BANK NATIONAL ASSOCIATION, as a
                                          Lender

                                          By:  /s/ JOSEPH L SOOTER, JR.
                                               --------------------------
                                               Name:  Joseph L. Sooter, Jr.
                                               Title: Vice President

EXHIBIT A

                         [FORM OF REVOLVING CREDIT NOTE]


U.S. $____________                Dallas, Texas                   March 31, 2003


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________ (the "Lender"), for the account of its Applicable Lending Office, as defined in that certain Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), and Wells Fargo Bank Texas, National Association, as Administrative Agent for the Lenders, (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of __________________ DOLLARS ($________________), or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Lender at Agent's principal place of business in New York, New York, in same day funds. Each Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Note amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by that certain Amended and Restated Revolving Credit Note dated November ___, 2002 in the principal amount of $____________ executed by the Borrower and payable to the order of the Lender. All rights, titles, liens and security interests securing the prior note are preserved, maintained and carried forward to secure this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                          ACE CASH EXPRESS, INC.



                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST

                         Rate of     Amount of   Amount of
              Amount     Interest    Principal    Interest   Unpaid
Borrowing    and Type   Applicable    Paid or     Paid or   Principal   Notation
  Date       of Loan     to Loan      Prepaid     Prepaid    Balance     Made By
---------    --------   ----------   ---------   ---------  ---------   --------


EXHIBIT B

                    [FORM OF SEASONAL REVOLVING CREDIT NOTE]

U.S. $______________              Dallas, Texas                   March 31, 2003


         FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of March 31, 2003, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank Texas, National Association, as Administrative Agent for the Lenders, (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of ______________________________ DOLLARS
($______________), or (ii) the aggregate unpaid principal amount of all Seasonal Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Seasonal Revolving Credit Loan from the date of such Seasonal Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Lender at Agent's principal place of business in New York, New York, in same day funds. Each Seasonal Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Seasonal Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Seasonal Revolving Credit Loans in accordance with the terms of this Note.

         This Note is one of the Seasonal Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This
Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Seasonal Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section
2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Seasonal Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).


                                           ACE CASH EXPRESS, INC.



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST


                                      Rate of     Amount of
                                     Interest     Principal      Amount of       Unpaid
                     Amount and     Applicable     Paid or     Interest Paid    Principal   Notation
 Borrowing Date     Type of Loan     to Loan       Prepaid      or Prepaid       Balance     Made By
 --------------     ------------    ----------    ---------    -------------    ---------   --------



EXHIBIT C


                         [FORM OF BORROWING BASE REPORT]



Borrowing Base Report for Week Beginning Sunday ___, 200__ and Ending Saturday ___, 200__ (the "Prior Week"):

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain Credit Agreement, dated as [_________________], 2003, by and among ACE Cash Express, Inc. (the "Borrower"), Wells Fargo Bank Texas, National Association, as Administrative Agent, and the other Lenders party thereto (as amended, supplemented or extended from time to time, the "Agreement").

1. Calculation of the Borrower's Cash Holdings and
the Guarantors' Cash Holdings as of the end of the
Prior Week:                                             Sunday      Monday    Tuesday   Wednesday    Thursday    Friday   Saturday
                                                       --------    -------    -------   ---------    --------   -------   --------

    a. Aggregate amount of cash of the Borrower
and each of its Subsidiaries that is a Guarantor
(the "Guarantors") in their respective stores as
of the end of the Prior Week.                          $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

    b. Aggregate amounts of deposits of the
Borrower and the Guarantors held in depository
accounts with financial institutions.                  $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

    c. Aggregate dollar amount of checks which are
payable to the order of, or endorseable to the
order of, the Borrower and/or the Guarantors,
other than checks which have been deposited into
any deposit or other account (i.e., the aggregate
dollar amount of all checks in the Borrower's
and/or the Guarantor's stores or in transit with
any armored couriers).                                 $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

    d. Aggregate amount of cash of the Borrower
and the Guarantors in transit with armored
couriers.                                              $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

    e. Total Borrower's Cash Holdings and
Guarantors' Cash Holdings as of the end of the
Prior Week (sum of a through d above).                 $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

2. Less: Aggregate amount owed by the Borrower and
its Subsidiaries to Travelers Express Company,
Inc. under the Money Order Agreement dated April
16, 1998, as of the end of the Prior Week.             $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

3. Less: Aggregate amount of any cash and/or
checks received and/or held by the Borrower or the
Guarantors for payment to third parties,
including, but not limited to, cash and checks
received by the Borrower or a Subsidiary for the
purchase of lottery tickets or the payment of any
type of bill on behalf of a customer, in excess of
$12,500,000.                                           $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

4. Equals: Amount available for Borrowing, subject
to the terms of the Agreement, before taking into
account the outstanding principal amount of all
Revolving Credit Loans and Seasonal Revolving
Credit Loans.                                          $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

5. Less: Aggregate principal amount of a Revolving
Credit Loans and Seasonal Revolving Credit Loans
outstanding as of the end of the Prior Week.           $           $          $          $           $          $          $
                                                       --------    -------    -------    --------    -------    -------    -------

6. Equals: Net Amount Available for Borrowing,
subject to the terms of the Agreement, if
positive, or amount due, if negative.                  $           $          $          $           $          $          $
                                                       ========    =======    =======    ========    =======    =======    =======

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof.

ACE CASH EXPRESS, INC.

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------
Date:
     -------------------------------------

EXHIBIT D

                           [FORM OF BORROWING NOTICE]

                                  _______, 200_

Wells Fargo Bank Texas, National Association,
            as Administrative Agent
4975 Preston Park Road, Suite 280
Plano, Texas 75093

         Attention:  Loan Administration

Ladies and Gentlemen:

         The undersigned, ACE Cash Express, Inc., a Texas corporation (the "Borrower"), refers to the Credit Agreement, dated as of March 31, 2003 (as amended, supplemented, restated, or otherwise modified, the "Credit Agreement"; capitalized terms defined therein and not defined herein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, and Wells Fargo Bank Texas, National Association, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a borrowing under, or the issuance of a Letter of Credit under, the Credit Agreement, and in that connection sets forth below the information relating to such a borrowing or such issuance (the "Proposed Borrowing") as required by Section 2.03 of the Credit
Agreement:

(A)      Borrowing Date of a Proposed Borrowing
         (which is a Business Day)
                                                       ------------------------

(B)      Aggregate Principal Amount of Proposed
         Borrowing
                                                       ------------------------

(C)      Revolving Credit Loan or Seasonal Revolving
         Credit Loan
                                                       ------------------------

(D)      Eurodollar Loan, Reference Rate Loan, or
         ABR Loan
                                                       ------------------------

(E)      Interest Period (if applicable)
                                                       ------------------------

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

         (b) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Default;

         (c) after giving effect to the Proposed Borrowing, the aggregate principal amount of all Loans outstanding plus the amount of the LC Exposure does not exceed the lesser of (i) the Total Commitment then in effect or (ii) the amount of the Borrowing Base on the date of the Proposed Borrowing.

         (d) the proceeds of such Proposed Borrowing will be used only to fund Borrower's working capital requirements in the ordinary course of its business.

                                                Sincerely,

                                                ACE CASH EXPRESS, INC.



                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------

EXHIBIT E

                    FORM OF GLOBAL ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Amended and Restated Credit Agreement, dated as of November 9, 2000 (as amended through the date hereof and amended and restated as described below, the "Credit Agreement"), among ACE Cash Express, Inc. ("Borrower"), the several lenders parties thereto, and Wells Fargo Bank Texas, National Association, as Administrative Agent, which Credit Agreement as in effect prior to the Transfer Effective Date (as defined below) will be amended and restated concurrently with this Global Assignment becoming effective on the Transfer Effective Date to, among other things, exchange certain existing Revolving Credit Commitments, outstanding Revolving Credit Loans, existing Seasonal Revolving Credit Commitments, and outstanding Seasonal Revolving Credit Loans for new Revolving Credit Commitments, Revolving Credit Loans, Seasonal Revolving Credit Commitments and Seasonal Revolving Credit Loans. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The undersigned Lenders, in their respective capacities as assignors of the percentage or dollar amount of Revolving Credit Commitments and Seasonal Revolving Credit Commitments, together with the corresponding percentage of outstanding Revolving Credit Loans and Seasonal Revolving Credit Loans owned by such assignors (the "Assigned Interests"), reflected by the reductions in such interests owned by such assignors prior to such assignments in Schedule 1 (in such capacities, the "Assignors") and the undersigned Lenders and other financial institutions, in their respective capacities as assignees of such Assigned Interests as reflected by the increases in such interests owned by such assignees in Schedule 1 (in such capacities, the "Assignees") agree as follows:

                  1. In accordance with Section 9.04 of the Credit Agreement, each Assignor hereby irrevocably sells and assigns to the Assignees, without recourse to such Assignor, and each of the Assignees hereby irrevocably purchases and assumes from the Assignors, without recourse to the Assignors, as of March 31, 2003 (the "Transfer Effective Date"), the portion of the Assigned Interests owned by such Assignor (and any and all liens and security interests securing such portion) such that the interests owned by such Assignor and the Assignees after such transfer and exchange of Revolving Credit Commitments and Seasonal Revolving Credit Commitments and Revolving Credit Loans and Seasonal Revolving Credit Loans referred to in the first paragraph hereof are as reflected in Schedule 1.

                  2. No Assignor (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto.

                  3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Global Assignment and Acceptance; (b) confirms that, if it is not prior to the Transfer Effective Date a party to the Credit Agreement, it has received a copy of the Credit Agreement, together with copies of such financial statements of the Borrower and it Subsidiaries and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Global Assignment and Acceptance and to become thereby a party to the Credit Agreement; (c) agrees that it will, independently and without reliance upon any Assignor, the Agent or any other Lender and based on such financial statements, documents and information as it shall deem appropriate at the time, make and continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                  4. Following the execution of this Global Assignment and Acceptance, it will be accepted by the Agent pursuant to Section 9.04 of the Credit Agreement, and it shall be effective as of the Transfer Effective Date.

                  5. From and after the Transfer Effective Date, the Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignees, whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignors and the Assignees shall make all appropriate adjustments through the Agent for payments by the Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment.

                  6. From and after the Transfer Effective Date, (a) each of the Assignees that is not prior to the Transfer Effective Date a party to the Credit Agreement shall become a party thereto and, to the extent provided in this Global Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) each of the Assignors shall, to the extent of its assignment pursuant to this Global Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of the indemnities provided under the Credit Agreement.

                  7. THIS GLOBAL ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                  8. This Global Assignment and Acceptance may be executed by one or more of the parties to this Global Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Global Assignment and Acceptance to be executed as of the dates indicated below by the signatures of their respective duly authorized officers.

                                            ASSIGNORS:

                                            WELLS FARGO BANK TEXAS,
                                            NATIONAL ASSOCIATION


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANK OF AMERICA, N.A.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            JPMORGAN CHASE BANK


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            NATIONAL CITY BANK


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            ASSIGNORS:

                                            FIRST AMERICAN BANK, SSB


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            HIBERNIA NATIONAL BANK


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            TEXAS CAPITAL BANK, NATIONAL
                                            ASSOCIATION


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            ASSIGNEES:

                                            WELLS FARGO BANK TEXAS,
                                            NATIONAL ASSOCIATION


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANK OF AMERICA, N.A.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            JPMORGAN CHASE BANK



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            NATIONAL CITY BANK


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            ASSIGNEES:

                                            FIRST AMERICAN BANK, SSB


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            HIBERNIA NATIONAL BANK


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            TEXAS CAPITAL BANK, NATIONAL
                                            ASSOCIATION


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            SOUTHWEST BANK OF TEXAS, N.A.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            US BANK NATIONAL ASSOCIATION


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CONSENTED TO AND ACCEPTED:

                                            J.P. MORGAN CHASE BANK
                                            as Agent



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            WELLS FARGO BANK TEXAS,
                                            NATIONAL ASSOCIATION
                                            as Administrative Agent



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            Consented to:

                                            ACE CASH EXPRESS, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                  SCHEDULE 1 TO
                        GLOBAL ASSIGNMENT AND ACCEPTANCE

                                   COMMITMENTS

PRIOR TO ASSIGNMENT AND REALLOCATION OF COMMITMENTS

                                                        REVOLVING CREDIT             SEASONAL REVOLVING
          BANK                                             COMMITMENT                 CREDIT COMMITMENT
          ----                                          ----------------              -----------------

Wells Fargo Bank Texas, N.A.                               32,796,000                      21,065,500

Bank of America, N.A.                                      31,296,000                       9,128,000

JPMorgan Chase Bank                                        20,460,000                      10,967,500

Wachovia Bank, N.A.                                        20,460,000                       5,967,500

National City Bank                                          6,816,000                       1,988,000

Texas Capital Bank, N.A.                                    2,724,000                       4,294,500

Hibernia National Bank                                      2,724,000                         794,500

First American Bank, SSB                                    2,724,000                         794,500
                                                         ------------                     -----------
TOTAL                                                    $120,000,000                     $55,000,000
                                                         ------------                     -----------

AFTER ASSIGNMENT AND REALLOCATION OF COMMITMENTS

                                                        REVOLVING CREDIT             SEASONAL REVOLVING
          BANK                                             COMMITMENT                 CREDIT COMMITMENT
          ----                                          ----------------              -----------------

Wells Fargo Bank Texas, National Association             34,285,714.29                    5,714,285.71

JPMorgan Chase Bank                                      23,314,285.71                   10,685,714.29

Bank of America, N.A.                                    17,142,857.14                    7,857,142.86

US Bank National Association                             13,714,285.71                    6,285,714.29

First American Bank SSB                                  10,285,714.29                    4,714,285.71

Southwest Bank of Texas N.A.                              6,857,142.86                    3,142,857.14

Texas Capital Bank National Association                   5,828,571.43                    2,671,428.57

National City Bank                                        5,142,857.14                    2,357,142.86

Wachovia Bank, N.A.                                       3,428,571.43                    1,571,428.57

TOTAL                                                  $120,000,000.00                 $ 45,000,000.00


                               Schedule 1 - Page 1

EXHIBIT F-1


                              [COMPANY LETTERHEAD]

                              ___________ ___, 2003

                            SENIOR CONTROL AGREEMENT



[NAME OF FINANCIAL INSTITUTION]
[                                   ]
 -----------------------------------
[                                   ]
 -----------------------------------
Attn:    [                          ]
          --------------------------

         Re: Each of the accounts described on the attached Account Schedule (collectively, the "ACCOUNTS" and individually, an "ACCOUNT")

Ladies and Gentlemen:

         Reference is made to (i) that certain Intercreditor Agreement dated as of [___________ ___], 2003, by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank Texas, National Association, as Administrative Agent (the "BANK AGENT") for the lenders (the "LENDERS") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement), American Capital Financial Services, Inc., as Agent ("ACFS AGENT") for the purchasers ("PURCHASERS") from time to time party to the ACFS Note Agreement (as such term is defined in the Intercreditor Agreement), and Travelers Express Company, Inc. ("TRAVELERS")(as such Intercreditor Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") and (ii) that certain Assignment of Deposit Accounts and Security Agreement dated as of [___________ ___], 2003, by the Company in favor of the Bank Agent for the benefit of the Lenders (as such Assignment of Deposit Accounts and Security Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

         Pursuant to the Security Agreement, the Company has granted control of the Accounts to the Bank Agent and granted to the Bank Agent a first priority security interest in the Accounts and the Company's monies, funds, checks, negotiable instruments and any other items or property deposited and/or held in the Accounts from time to time and all proceeds thereof (all of the foregoing hereinafter collectively referred to as the "ACCOUNT PROPERTY"), in each case, to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders described therein. The Company hereby notifies you, and you hereby acknowledge, that the Company has granted a security interest to the Bank Agent in, and control of, the Accounts and the other Account Property.

[NAME OF FINANCIAL INSTITUTION]
Page 2

         WITH RESPECT TO ANY AND ALL INSTRUCTIONS YOU MAY RECEIVE FROM THE BANK AGENT, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE TIME (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION IN RESPECT OF THE ACCOUNTS AND THE OTHER ACCOUNT PROPERTY TO WHICH YOU ARE A PARTY OR WHICH HAVE BEEN DELIVERED TO YOU BY THE COMPANY ("PRIOR LETTERS").

         This letter shall become effective as of 12:01 a.m., Dallas, Texas time (the "EFFECTIVE TIME"), on the date first written above upon execution of this letter by each party hereto and delivery of the same to you.

         The Company hereby agrees with the Bank Agent, and you hereby acknowledge, that the Company has no power to withdraw from the Accounts except as expressly permitted hereunder and that the Bank Agent may, at any time by written notice to you, terminate or suspend any and all rights of the Company related to the Accounts.

         The Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible so long as each such instruction is accompanied by a written certification from Bank Agent stating that Bank Agent is authorized to originate such instruction under, and in accordance with, the Intercreditor Agreement; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, the Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, so long as each such instruction is accompanied by a written certification from Bank Agent stating that a court of competent jurisdiction has authorized Bank Agent to originate such instruction and having attached thereto a copy of an order of such court granting to Bank Agent such authority, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible. You are entitled to rely upon and are authorized and directed to follow all instructions of the Bank Agent and you have no duty of inquiry as to the authorization or authenticity of any such instructions so long as they are given by an individual designated by the Bank Agent and accompanied by either of the foregoing described certifications.

         Notwithstanding the foregoing two paragraphs, until you receive notice from the Bank Agent as set forth above, the Company shall be permitted to make withdrawals from the Accounts from time to time subject to the conditions set forth in this paragraph. The Bank Agent and the Company hereby inform you that the Company will be making

[NAME OF FINANCIAL INSTITUTION]
Page 3


daily requests of the Monitoring Agent to permit the Company to use funds in the Currency Account for the Company's operations. As used herein, the term "MONITORING AGENT" shall mean the Bank Agent until such time as the Bank Agent, the Company and the Bank Agent notify you in writing that a different party is the Monitoring Agent. Subject to obtaining prior approval from the Monitoring Agent as to the dollar amount of any day's release of funds, and unless the Bank Agent shall notify you in writing to the contrary, you shall be entitled to follow the instructions provided to you by the Company to release funds from the Currency Account daily to the Company for its use, so long as such funds are designated for delivery to the Custodial Agent (as defined below) or transferred as permitted herein. You shall have no obligation or liability hereunder to the Company or the Bank Agent if you follow such instructions so long as the Bank Agent has not terminated, by notice to you, the authority of the Company granted by this paragraph. Any such notice of termination shall be effective only as to transfers to be effected following your actual receipt of such notice, and in any event, shall be effective (a) if received before noon on any banking day, as to deliveries or transfers after the close of the banking day of receipt of such notice, or (b) if received at or after noon on any banking day, as to deliveries or transfers after the close of the next succeeding banking day after the banking day of receipt of such notice. Approvals, notices or instructions given with respect to this paragraph and the two preceding paragraphs of this letter agreement shall be given by facsimile at the numbers set forth below, except that as to any funds deposited into the Currency Account by wire transfer from the Monitoring Agent, such deposit shall constitute the deemed authorization or prior approval by the Bank Agent for the Company to use and withdraw the dollar amount of such funds as permitted by the provisions of this letter agreement, unless the Bank Agent shall notify you in writing to the contrary.

         The Company and the Bank Agent irrevocably approve of the use of wire transfers, depository transfer checks or automatic clearinghouse electronic transfers, at the Monitoring Agent's option, for the above-mentioned purposes. The use of any such wire transfers, checks or electronic transfers are intended to affirm the right and the interest of the Bank Agent in the Accounts and all funds and items credited to or deposited therein and not to derogate therefrom.

         Your regular monthly maintenance fees, activity fees and service charges in connection with the Accounts, items returned or charged back to the Accounts, and the amount of any daylight overdraft by the Company incurred solely by reason of the transfer of funds to the Monitoring Agent each banking day as provided above (the "OVERDRAFT AMOUNT"), in each case to the extent chargeable under the terms of the account agreement(s) governing the Accounts, but no other fees or charges, may be deducted from the daily deposits to the Accounts. You are hereby directed to bill to the Company directly all other costs, expenses and other charges associated with the Accounts, and the Company shall pay directly to you all such costs, expenses and other charges; you agree not to set off any such other costs, expenses or other charges against the Accounts or the Account Property. Further, you agree not to charge back any items deposited in or credited to the Accounts, provisional or otherwise, except as against the Returned Items Account (as such term is defined in the Account Schedule attached

[NAME OF FINANCIAL INSTITUTION]
Page 4


hereto). The Bank Agent agrees to reimburse you, but solely from the funds of the trust property, for the amount of items charged back or returned to any Account or for any Overdraft Amount to the extent that (a) you have credited an Account for such amount, (b) the Bank Agent has withdrawn such funds from an Account, (c) sufficient funds are not available for withdrawal by you from an Account, and (d) payment of such amount has not been received by you from the Company within ten (10) days (in the case of items charged back or returned to an Account) or one (1) banking day (in the case of an Overdraft Amount) following your request to the Company therefor. Such reimbursement shall be made within ten (10) days (in the case of items charged back or returned to an Account) or one (1) banking day (in the case of an Overdraft Amount) following the Bank Agent's receipt of your written request therefor. Excepting only the limited rights provided above in this paragraph, you hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise).

         You agree to indicate by appropriate entry in your records with respect to the Accounts or the Account Property the security interest of the Bank Agent therein.

         This notification and the directions and instructions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         You agree to deliver copies of all correspondence, notices, bank statements and other information which you are otherwise obligated or permitted to send to the Company (by law, agreement or otherwise) to the Bank Agent at the address specified herein. You are further authorized, and the Company hereby consents, to deliver any information requested by the Bank Agent related to the Accounts, with any reasonable expense therefor to be paid by the Company. Any reasonable additional charge for providing such information shall be billed to the Company, with a copy to the Bank Agent; if such charge is not paid by the Company within ten (10) days after its receipt of such invoice, you may set off such charge against any of the Accounts or the Account Property; if such charge cannot be paid by set off against the Account or the Account Property, then unless the Bank Agent agrees to pay such charge, your obligation to provide such information shall cease. All other notices, communications and information to be delivered to the Bank Agent shall be delivered to the Bank Agent as set forth in the first sentence of this paragraph. Such address and the name or names of the individual or individuals who are entitled to receive notices and copies of statements sent to the Bank Agent may be changed by written notice from the Bank Agent. Requests, consents or notices from the Bank Agent with respect to the Accounts or Account Property will be effective only if obtained in writing from an individual designated by the Bank Agent for purposes thereof from time to time. The Bank Agent and the Company acknowledge and agree that you shall not be bound by any change in address or designation of any responsible party prior to your actual receipt of written notice thereof.

[NAME OF FINANCIAL INSTITUTION]
Page 5


         You hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise) other than the security interests in the Accounts and the Account Property and your interests therein (if any) which have been granted to Bank Agent.

         These instructions may only be modified in writing by an agreement executed by you, the Company, the Bank Agent, and the Monitoring Agent; provided, however, that the attached Account Schedule may be amended by delivery of a revised schedule from the Company, the Bank Agent, and the Monitoring Agent to you. All notices, approvals, or instructions hereunder shall be sent to the following addressee:

         If to the Company:
                  Ace Cash Express, Inc.
                  1231 Greenway Dr., Ste. 800
                  Irving, Texas 75038
                  Attention:  Jay B. Shipowitz
                  Telephone No.:  972 550 5030
                  Facsimile No.:  972 582 1430

         If to the Bank Agent:
                  Wells Fargo Bank Texas, National Association
                  4975 Preston Park Road, Suite 280
                  Plano, Texas 75093
                  Attention:  Michael B. Sullivan
                  Telephone No.:  214 740-1595
                  Facsimile No.:  214 969-0906

         If to the Monitoring Agent:
                  Wells Fargo Bank Texas, National Association
                  4975 Preston Park Road, Suite 280
                  Plano, Texas 75093
                  Attention:  Michael B. Sullivan
                  Telephone No.:  214 740-1595
                  Facsimile No.:  214 969-0906

         If to you: As indicated on the attached Account Schedule

         All notices or other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or
(iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine, provided that any matter transmitted by facsimile (a) shall be immediately confirmed by a

[NAME OF FINANCIAL INSTITUTION]
Page 6


telephone call to the recipient at the number specified herein and (b) shall be followed promptly by a hard copy original thereof.

         Notwithstanding anything to the contrary in this letter agreement: (i) you shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) you shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to you by the Company or Bank Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the Intercreditor Agreement, the Security Agreement, or any other related documentation or whether any actions by Bank Agent, the Company or any other person or entity are permitted thereunder or consistent or inconsistent therewith; (iv) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this letter agreement except to the extent such conduct constitutes your own willful misconduct or gross negligence (and to the maximum extent permitted by law, you shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond your reasonable control.

         The Company hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with this letter agreement or the Accounts (except to the extent due to your willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at the Company's direction or instruction. Bank Agent hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with any actions taken by you under this letter agreement with respect to the Accounts (except to the extent due to your willful misconduct or gross negligence). Bank Agent's and the Company's responsibilities shall survive the termination hereof.

         You hereby agree that (i) you are a "bank" within the meaning of
Section 9.102 of the Uniform Commercial Code as in effect in the State of Texas (the "UCC"), (ii) each Account constitutes a "deposit account" within the meaning of Section 9.102 of the UCC, (iii) this letter agreement shall constitute an "authenticated record" for purposes of the UCC, and (iv) other than the Prior Letters, you have not entered into any agreement that grants to or confers upon any other party control of any Account or any of the Account Property and you will not enter into any such agreement during the term of this letter agreement, other than such agreements regarding control of the Accounts and the other Account Property that you may enter into after the Effective Time with ACFS Agent or Travelers; provided, however, that you and the Company hereby further agree that the interests of each of ACFS Agent and Travelers in the Accounts and the other Account Property are and shall at all times be subject to and subordinate to the interests of the Bank Agent therein, in each case to the extent and in the manner provided in the Intercreditor Agreement.

         Each of you and the Company hereby agrees that this letter agreement grants to and confers upon the Bank Agent "control" of each Account as contemplated in Section 9.104 (and similar related provisions) of the UCC, and the security interest in the Accounts and the other Account Property in favor of the Bank Agent is and shall at all times be senior and superior in

[NAME OF FINANCIAL INSTITUTION]
Page 7


right of priority to any security interest in any Account or any other Account Property which may have been, or hereafter be, granted to any of ACFS Agent or Travelers.

         The Company and you hereby agree that no Account (i) is evidenced by an instrument (as that term is defined in the UCC) or (ii) constitutes a securities account or contains securities or investment property (as such terms are defined in the UCC).

         You hereby agree to comply with the restrictions, authorizations and instructions set forth or described above in this letter agreement. Further, the Company hereby agrees and you also acknowledge and agree that (a) each "deposit account" (as such term is defined in the UCC) maintained by you in the name of, or for the benefit of, the Company and identified on the attached Account Schedule (as amended as permitted hereunder) shall be deemed to be an Account and shall be subject to this letter agreement in all respects, (b) the Company has a right of withdrawal over the Returned Items Account and the Depository Account (as such term is defined in the Account Schedule attached hereto) only by deposit to the Currency Account and the Company has the right to transfer from the Currency Account to the Returned Items Account to cover overdrafts in the Returned Items Account, (c) the Company has a right of withdrawal over the Currency Account only by transfer to the Bank Agent to Account #____________ at Wells Fargo Bank, National Association (the "CENTRAL DISBURSING ACCOUNT"), (d) the Company has a right on a daily basis to transfer up to $2,500 from the Currency Account to the Operating Account (as such term is defined in the Account Schedule attached hereto) (provided the balance in the Operating Account does not exceed [$5,000]), (e) the Company has a right on a weekly basis to transfer up to [$15,000] from the Currency Account to the Operating Account to replenish postage stamp inventory in the Company's stores [NOTE: COMPANY TO EXPLAIN INCONSISTENCY BETWEEN (d) AND (e).] and (f) the Company has a right to instruct you to convert funds deposited in the Currency Account to currency and deliver the same to the custodial agent indicated on the attached Account Schedule ("CUSTODIAL AGENT") pursuant to the agreements between Custodial Agent and the Company, as the same may be amended, modified, or substituted, with written approval of the Bank Agent if required, or such other armored service company as the Bank Agent may designate in writing.

         Nothing in this letter agreement shall require you to act in violation of any applicable laws or any court order.

         This letter agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Accounts or services provided in connection with the Accounts (the "ACCOUNT DOCUMENTATION"), which Account Documentation will continue to apply to the Accounts and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this letter (however, in the event of any such conflict, the provisions of this letter agreement shall control).

         This letter agreement shall be governed in accordance with the laws of the State of Texas. The State of Texas shall be deemed to be your location for purposes of Section 9.304(b) of the UCC.

[NAME OF FINANCIAL INSTITUTION]
Page 8



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF FINANCIAL INSTITUTION]
Page 9

         If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

         Thank you.

                                       ACE CASH EXPRESS, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


Approved as of the date first above written:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Bank Agent


By:
   ---------------------------------------------
Name:
     -------------------------------------------
Title:
      ------------------------------------------

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Monitoring Agent


By:
   ---------------------------------------------
Name:
     -------------------------------------------
Title:
      ------------------------------------------



Accepted and agreed to as of the date first above written:

[NAME OF FINANCIAL INSTITUTION]


By:
   ---------------------------------------------
Name:
     -------------------------------------------
Title:
      ------------------------------------------

[NAME OF FINANCIAL INSTITUTION]
Page 10

               ACCOUNT SCHEDULE - [NAME OF FINANCIAL INSTITUTION]
                               [DATE OF SCHEDULE]

                        Account                Account               Custodial
   State                 Number                  Type                  Agent
   -----                -------                -------               ---------

*BANK CONTACT FOR THE FOLLOWING IS [NAME OF CONTACT], FACSIMILE NUMBER [_________]

                                                 (1)
                                                 (2)
                                                 (3)
                                                 (4)

                                                 (1)
                                                 (2)
                                                 (3)
                                                 (4)

(1)      Currency Account (the "CURRENCY ACCOUNT")

(2)      Depository Account (the "DEPOSITORY ACCOUNT")

(3)      Operating Account (the "OPERATING ACCOUNT")

(4)      Returned Items Account (the "RETURNED ITEMS ACCOUNT")

and each other "deposit account" (as such term is defined in the UCC) maintained by [NAME OF FINANCIAL INSTITUTION] from time to time in the name of, or for the benefit of, the Company, and identified on a supplemental schedule

EXHIBIT F-2


                              [COMPANY LETTERHEAD]

                              ___________ ___, 2003


                            SENIOR CONTROL AGREEMENT


[NAME OF FINANCIAL INSTITUTION]
[                                   ]
 ------------------------------------
[                                   ]
 ------------------------------------
Attn:    [                          ]
          ---------------------------

         Re: Each of the accounts described on the attached Account Schedule (collectively, the "ACCOUNTS" and individually, an "ACCOUNT")

Ladies and Gentlemen:

         Reference is made to (i) that certain Intercreditor Agreement dated as of [___________ ___], 2003, by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank Texas, National Association, as Administrative Agent (the "BANK AGENT") for the lenders (the "LENDERS") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement), American Capital Financial Services, Inc., as Agent ("ACFS AGENT") for the purchasers ("PURCHASERS") from time to time party to the ACFS Note Agreement (as such term is defined in the Intercreditor Agreement), and Travelers Express Company, Inc. ("TRAVELERS")(as such Intercreditor Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") and (ii) that certain Assignment of Deposit Accounts and Security Agreement dated as of [___________ ___], 2003, by the Company in favor of the Bank Agent for the benefit of the Lenders (as such Assignment of Deposit Accounts and Security Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

         Pursuant to the Security Agreement, the Company has granted control of the Accounts to the Bank Agent and granted to the Bank Agent a first priority security interest in the Accounts and the Company's monies, funds, checks, negotiable instruments and any other items or property deposited and/or held in the Accounts from time to time and all proceeds thereof (all of the foregoing hereinafter collectively referred to as the "ACCOUNT PROPERTY"), in each case, to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders described therein. The Company hereby notifies you, and you hereby acknowledge, that the Company has granted a security interest to the Bank Agent in, and control of, the Accounts and the other Account Property.

[NAME OF FINANCIAL INSTITUTION]
Page 2

          WITH RESPECT TO ANY AND ALL INSTRUCTIONS YOU MAY RECEIVE FROM THE BANK AGENT, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE TIME (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION IN RESPECT OF THE ACCOUNTS AND THE OTHER ACCOUNT PROPERTY TO WHICH YOU ARE A PARTY OR WHICH HAVE BEEN DELIVERED TO YOU BY THE COMPANY ("PRIOR LETTERS").

         This letter shall become effective as of 12:01 a.m., Dallas, Texas time (the "EFFECTIVE TIME"), on the date first written above upon execution of this letter by each party hereto and delivery of the same to you.

         The Company hereby agrees with the Bank Agent, and you hereby acknowledge, that the Company has no power to withdraw from the Accounts except as expressly permitted hereunder and that the Bank Agent may, at any time by written notice to you, terminate or suspend any and all rights of the Company related to the Accounts.

         The Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible so long as each such instruction is accompanied by a written certification from Bank Agent stating that Bank Agent is authorized to originate such instruction under, and in accordance with, the Intercreditor Agreement; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, the Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, so long as each such instruction is accompanied by a written certification from Bank Agent stating that a court of competent jurisdiction has authorized Bank Agent to originate such instruction and having attached thereto a copy of an order of such court granting to Bank Agent such authority, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible. You are entitled to rely upon and are authorized and directed to follow all instructions of the Bank Agent and you have no duty of inquiry as to the authorization or authenticity of any such instructions so long as they are given by an individual designated by the Bank Agent and accompanied by either of the foregoing described certifications.

         Notwithstanding the foregoing two paragraphs, until you receive notice from the Bank Agent as set forth above, the Company shall be permitted to make withdrawals from the Accounts from time to time subject to the conditions set forth in this paragraph. All Accounts shall automatically sweep to the Currency Account (as such term is defined in the

[NAME OF FINANCIAL INSTITUTION]
Page 3


Account Schedule attached hereto) on a daily basis. The Company is authorized to make daily transfers from the Currency Account to Account # 4588542456 at Wells Fargo Bank, National Association (the "CENTRAL DISBURSING ACCOUNT") (adjusted for cash required by the Company in the ordinary course of operation of its local stores and funding the Returned Items Account (as such term is defined in the Account Schedule attached hereto) serviced by you (the "LOCAL CASH NEEDS"), which shall be deducted from the Currency Account and delivered only to the applicable armored courier indicated on the attached Account Schedule (the "CUSTODIAL AGENT")). Under no circumstances shall the Company have the authority to authorize any transfer from the Accounts except as set forth in the preceding sentence. In the event you receive written instructions originated by the Bank Agent in accordance with the immediately preceding paragraph, you (a) are authorized and directed to immediately transfer to the account designated by the Bank Agent in such instructions all collected sums credited to or otherwise deposited in the Accounts and all proceeds thereof and earnings thereon and (b) hereby agree to immediately terminate all transfers directed by the Company and at all times thereafter comply with the instructions originated by the Bank Agent with respect to all subsequent transfers of Account Property from the Accounts, without joinder or further consent by the Company. The Company, the Bank Agent and you hereby agree that upon delivery of such written instructions,
(i) the Bank Agent shall have exclusive control over all subsequent transfers from the Accounts, and the Company and you acknowledge that the Company shall thereafter have no right to direct any such transfers, (ii) all services to be performed by you in connection with the Accounts will be performed on behalf of the Bank Agent, (iii) the Bank Agent will have all rights and remedies given the Company in any agreement between you and the Company relating to the Accounts,
(iv) upon the request of the Bank Agent (without the Company's consent or agreement), the Accounts will be transferred to and maintained in the name of the Bank Agent and (v) the Company shall, notwithstanding the foregoing, continue to pay all charges for your services rendered and any other charges, costs or fees incurred by you or the Bank Agent in connection with this letter agreement.

         You agree to indicate by appropriate entry in your records with respect to the Accounts or the Account Property the security interest of the Bank Agent therein.

         You agree to deliver copies of all bank statements which you send to the Company (by law, agreement or otherwise) to the Bank Agent at the address specified herein. You are further authorized, and the Company hereby consents, to deliver any information requested by the Bank Agent related to the Accounts, with any reasonable expense therefor to be paid by the Company.

         You hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise) other than the security interests in the Accounts and the Account Property and your interests therein (if any) which have been granted to Bank Agent.

         These instructions may only be modified in writing by an agreement executed by you, the Company and the Bank Agent; provided, however that the attached Account Schedule

[NAME OF FINANCIAL INSTITUTION]
Page 4


may be amended by delivery of a revised schedule from the Company and the Bank Agent to you. All notices hereunder shall be sent to the following addressee:

         If to the Company:
                  Ace Cash Express, Inc.
                  1231 Greenway Dr., Ste. 800
                  Irving, Texas 75038
                  Attention:  Jay B. Shipowitz
                  Telephone No.:  972 550 5030
                  Facsimile No.:  972 582 1430

         If to the Bank Agent:
                  Wells Fargo Bank Texas, National Association
                  4975 Preston Park Road, Suite 280
                  Plano, Texas 75093
                  Attention:    Michael B. Sullivan
                  Telephone No.:  214 740-1595
                  Facsimile No.:  214 _________

         If to you:
                  [NAME OF FINANCIAL INSTITUTION]
                  [                        ]
                   ------------------------
                  [                        ]
                   ------------------------
                  Attention: [             ]
                              -------------
                  Telephone No.: [         ]
                                  ---------
                  Facsimile No.: [         ]
                                  ---------

         All notices or other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or
(iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine, provided that any matter transmitted by facsimile (a) shall be immediately confirmed by a telephone call to the recipient at the number specified herein and (b) shall be followed promptly by a hard copy original thereof.

         Notwithstanding anything to the contrary in this letter agreement: (i) you shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) you shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to you by the Company or Bank Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the Intercreditor Agreement, the Security Agreement, or any other related documentation or whether any actions

[NAME OF FINANCIAL INSTITUTION]
Page 5

by Bank Agent, the Company or any other person or entity are permitted thereunder or consistent or inconsistent therewith; (iv) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this letter agreement except to the extent such conduct constitutes your own willful misconduct or gross negligence (and to the maximum extent permitted by law, you shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond your reasonable control.

         The Company hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with this letter agreement or the Accounts (except to the extent due to your willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at the Company's direction or instruction. Bank Agent hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with any actions taken by you under this letter agreement with respect to the Accounts (except to the extent due to your willful misconduct or gross negligence). Bank Agent's and the Company's responsibilities shall survive the termination hereof.

         You hereby agree that (i) you are a "bank" within the meaning of
Section 9.102 of the Uniform Commercial Code as in effect in the State of Texas (the "UCC"), (ii) each Account constitutes a "deposit account" within the meaning of Section 9.102 of the UCC, (iii) this letter agreement shall constitute an "authenticated record" for purposes of the UCC, and (iv) other than the Prior Letters, you have not entered into any agreement that grants to or confers upon any other party control of any Account or any of the Account Property and you will not enter into any such agreement during the term of this letter agreement, other than such agreements regarding control of the Accounts and the other Account Property that you may enter into after the Effective Time with ACFS Agent or Travelers; provided, however, that you and the Company hereby further agree that the interests of each of ACFS Agent and Travelers in the Accounts and the other Account Property are and shall at all times be subject to and subordinate to the interests of the Bank Agent therein, in each case, to the extent and in the manner provided in the Intercreditor Agreement.

         Each of you and the Company hereby agrees that this letter agreement grants to and confers upon the Bank Agent "control" of each Account as contemplated in Section 9.104 (and similar related provisions) of the UCC, and the security interest in the Accounts and the other Account Property in favor of the Bank Agent is and shall at all times be senior and superior in right of priority to any security interest in any Account or any other Account Property which may have been, or hereafter be, granted to any of ACFS Agent or Travelers.

         The Company and you hereby agree that no Account (i) is evidenced by an instrument (as that term is defined in the UCC) or (ii) constitutes a securities account or contains securities or investment property (as such terms are defined in the UCC).

[NAME OF FINANCIAL INSTITUTION]
Page 6

         You hereby agree to comply with the restrictions, authorizations and instructions set forth or described above in this letter agreement. Further, the Company hereby agrees and you also acknowledge and agree that (a) each "deposit account" (as such term is defined in the UCC) maintained by you in the name of, or for the benefit of, the Company and identified on the attached Account Schedule (as amended as permitted hereunder) shall be deemed to be an Account and shall be subject to this letter agreement in all respects, (b) the Company has a right of withdrawal over the Returned Items Account and the Depository Account (as such term is defined in the Account Schedule attached hereto) only by deposit to the Currency Account and the Company has the right to transfer from the Currency Account to the Returned Items Account to cover overdrafts in the Returned Items Account, and (c) the Company has a right of withdrawal over the Currency Account only by transfer to the Central Disbursing Account, net of Local Cash Needs, delivered to the Custodial Agent pursuant to the agreements between Custodial Agent and the Company, as the same may be amended, modified, or substituted, with written approval of the Bank Agent if required, or such other armored service company as the Bank Agent may designate in writing.

         Nothing in this letter agreement shall require you to act in violation of any applicable laws or any court order.

         This letter agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Accounts or services provided in connection with the Accounts (the "ACCOUNT DOCUMENTATION"), which Account Documentation will continue to apply to the Accounts and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this letter (however, in the event of any such conflict, the provisions of this letter agreement shall control).

         This letter agreement shall be governed in accordance with the laws of the State of Texas. The State of Texas shall be deemed to be your location for purposes of Section 9.304(b) of the UCC.



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF FINANCIAL INSTITUTION]
Page 7


         If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

         Thank you.
                                              ACE CASH EXPRESS, INC.


                                              By:
                                                 ----------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                    -------------------------


Approved as of the date first above written:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Bank Agent


By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


Accepted and agreed to as of the date first above written:

[NAME OF FINANCIAL INSTITUTION]


By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

[NAME OF FINANCIAL INSTITUTION]
Page 8


                    Account Schedule - [NAME OF INSTITUTION]

                               [DATE OF SCHEDULE]


State           Account Number          Account Type             Custodial Agent
-----           --------------          ------------             ---------------
                                       [(1)/(2)/(3)]



(1)      Currency Account (the "CURRENCY ACCOUNT")

(2)      Depository Account (the "DEPOSITORY ACCOUNT")

(3)      Returned Items Account (the "RETURNED ITEMS ACCOUNT")

and each other "deposit account" (as such term is defined in the UCC) maintained by [NAME OF FINANCIAL INSTITUTION] from time to time in the name of, or for the benefit of, the Company and identified on a supplemental schedule

EXHIBIT G


                              [COMPANY LETTERHEAD]

                                               , 2003
                              ------------ ----

[NAME OF ARMORED COURIER]
[                          ]
 --------------------------
[                          ]
 --------------------------
Attn:    [                 ]
          -----------------

         Re:      Custodial Arrangement

Ladies and Gentlemen:

         Reference is made to that certain Intercreditor Agreement dated as of [_____________ ___], 2003, by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank Texas, National Association, as Administrative Agent ("BANK AGENT") for itself and all other lenders ("Lenders") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement), American Capital Financial Services, Inc., as Agent ("ACFS AGENT") for the purchasers ("PURCHASERS") from time to time party to the ACFS Note Agreement (as such term is defined in the Intercreditor Agreement), and Travelers Express Company, Inc. ("TRAVELERS") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT").

         The Company hereby notifies [NAME OF ARMORED COURIER] ("CUSTODIAL AGENT"), and Custodial Agent hereby acknowledges, that the Company has assigned, pledged and granted to the Bank Agent, for the benefit of Bank Agent and the Lenders, a first priority security interest in certain property of the Company (the "ASSETS"), including all of the Company's currency, coin, monies, funds, checks, negotiable instruments, securities and other property and proceeds thereof received, transported and delivered by Custodial Agent from time to time (the "PROPERTY") in accordance with certain agreements and/or contracts from time to time between Custodial Agent and the Company (as amended, restated, supplemented or otherwise modified from time to time, collectively the "Contracts"; the Assets, the Property, and the Contracts are collectively referred to herein as the "COLLATERAL") and pertaining to the store locations of the Company as set forth on the attached schedule (the "TERRITORY"), to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders. The Company also notifies Custodial Agent that, and Custodial Agent hereby acknowledges that, (a) the Company has assigned, pledged and granted to the ACFS Agent, for the benefit of ACFS Agent and the Purchasers, a second priority security interest in the Collateral to secure certain obligations and indebtedness of the Company owing to the ACFS Agent and the Purchasers and (b) the Company has assigned, pledged and granted to Travelers a third priority security interest in the Collateral to secure certain obligations and indebtedness of the Company owing to Travelers. Bank Agent, ACFS Agent, and Travelers are collectively referred to herein as the "SECURED PARTIES" and each individually as a "SECURED PARTY".

[NAME OF ARMORED COURIER]
Page 2

         WITH RESPECT TO ANY AND ALL INSTRUCTIONS CUSTODIAL AGENT MAY RECEIVE FROM ANY SECURED PARTY, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE DATE (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION TO WHICH CUSTODIAL AGENT IS A PARTY OR WHICH HAVE BEEN DELIVERED TO CUSTODIAL AGENT BY THE COMPANY ("PRIOR LETTERS"), BUT EXPRESSLY EXCLUDING LETTERS DELIVERED BY ACE FUNDING, LLC WHICH SHALL REMAIN IN EFFECT.

         This letter shall become effective as of the date first written above (the "EFFECTIVE DATE") upon execution of this letter by each party hereto and delivery of the same to Custodial Agent.

                  1. Notwithstanding any provision to the contrary contained in the Contracts:

                  (a) Custodial Agent is hereby irrevocably authorized and directed by the Company, upon the request of any Secured Party or its designee (as any Secured Party may direct) delivered in accordance with Paragraph 3 hereof, to deliver to any Secured Party or its designee (as any Secured Party may direct), to such location or locations in the Territory as may be specified by any Secured Party or its designee (as any Secured Party may direct), any and all Property and other Collateral then and thereafter received, transported and delivered by Custodial Agent pursuant to the Contracts; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, Custodial Agent is hereby irrevocably authorized and directed by the Company, to deliver to such persons any and all Property and other Collateral then and thereafter received, transported and delivered by Custodial Agent pursuant to the Contracts as may be directed in writing by any Secured Party so long as each such written direction is accompanied by a written certification from such Secured Party stating that a court of competent jurisdiction has authorized such Secured Party to issue such written direction and having attached thereto a copy of an order of such court granting to such Secured Party such authority. Custodial Agent acknowledges and agrees to comply
(i) with the preceding authorization and direction from the Company, (ii) with any such request or instruction from any Secured Party or its designee (as any Secured Party may direct), and (iii) with any such written direction from any Secured Party, in each case delivered in accordance with Paragraph 3 hereof. The Company and each Secured Party agrees that Custodial Agent shall incur no liability whatsoever to the Company or any Secured Party in acting upon any request or instruction which Custodial Agent reasonably believes to have been given in the manner provided in Paragraph 3 by an authorized representative of any Secured Party. Instructions of any Secured Party or its designee (as any Secured Party may direct) shall control, and, except as permitted by any Secured Party or its designee (as any Secured Party may direct) below in this letter agreement or otherwise in writing, the Company shall not have any right or authority whatsoever to instruct Custodial Agent with respect to the Property or any other Collateral.

                  (b) The Company shall pay directly to Custodial Agent all costs and expenses payable to Custodial Agent pursuant to the Contracts, including any additional cost or expense which Custodial Agent shall require if Custodial Agent is directed by any Secured Party to perform any service additional to or different from the services specifically set forth in the Contracts.

[NAME OF ARMORED COURIER]
Page 3


Custodial Agent hereby waives and releases any and all rights of offset or counterclaim against, and any and all carrier's liens, security interests or similar rights in, the Property or the other Collateral which Custodial Agent may have by reason of the Contracts or otherwise, except to the extent necessary to pay Custodial Agent the fees and expenses due under the Contracts.

                  (c) This letter agreement shall not be modified or amended without the prior written consent of Custodial Agent, each Secured Party and the Company. It is expressly agreed that the Contracts may be amended to add thereto or to delete therefrom a location by an amendment duly executed by Custodial Agent and the Company, and that the Contracts as amended shall thereafter continue in full force and effect. This letter agreement shall apply to the Contracts as amended. The Company shall notify each Secured Party of any and all such amendments and will provide copies thereof upon written request from any Secured Party.

                  (d) Custodial Agent hereby acknowledges that the Bank Agent, for its benefit and the benefit of the Lenders, has been granted by the Company, and that the Bank Agent, for its benefit and the benefit of the Lenders, currently holds, a first priority security interest in the Collateral. Custodial Agent hereby acknowledges that the ACFS Agent, for its benefit and the benefit of the Purchasers, has been granted by the Company, and that the ACFS Agent, for its benefit and the benefit of the Purchasers, currently holds, a second priority security interest in the Collateral, subject in all cases to the prior security interest of the Bank Agent, for its benefit and the benefit of the Lenders. Custodial Agent hereby acknowledges that Travelers has been granted by the Company, and that Travelers currently holds, a third priority security interest in the Collateral, subject in all cases to the prior security interest of the Bank Agent, for its benefit and the benefit of the Lenders, and the prior security interest of ACFS Agent, for its benefit and the benefit of the Purchasers. Custodial Agent agrees that at all times during which Custodial Agent is in possession of any and all Property or other Collateral, Custodial Agent shall maintain possession of and hold such Property and such other Collateral for the benefit of Bank Agent, for its benefit and the benefit of the Lenders, ACFS Agent, for its benefit and the benefit of the Purchasers, and Travelers.

                  (e) Custodial Agent agrees that if any Secured Party succeeds to the interest of the Company in the Contracts by means of enforcement of its security interest or otherwise, Custodial Agent shall, upon notice to Custodial Agent from such Secured Party in accordance with Paragraph 3 below of such succession of interest, accept, recognize and treat such Secured Party, and its transferees, successors and/or assigns, as a party to the Contracts in the name and stead of the Company and shall continue to perform all obligations of Custodial Agent under the Contracts as long as the obligations of the Company are similarly satisfied by such Secured Party, or its transferees, successors and/or assigns (including the payment of amounts owed to Custodial Agent pursuant to the Contracts) and as long as the Contracts otherwise remain in effect.

                  (f) Custodial Agent agrees to provide each Secured Party with such information and records relating solely to the performance of the Contracts as such Secured Party may reasonably request from time to time; provided that, Custodial Agent shall furnish to the Company a copy of all such information and records which are so provided to any Secured Party. The Company agrees to reimburse Custodial Agent for any additional costs and expenses incurred in providing such information to the Secured Parties.

[NAME OF ARMORED COURIER]
Page 4

                  (g) In the event of loss of the Property, Custodial Agent's liability shall be governed by the terms of the Contracts, provided that either the Secured Parties or the Company (as agent for the Secured Parties) shall have the right to present a claim to Custodial Agent for loss reimbursement in the manner specified and allowed under the terms of the Contracts. Until this letter agreement shall have been terminated, notwithstanding the terms of the Contracts, any loss reimbursement for $25,000 or more shall be made payable to any Secured Party or its designee (as any Secured Party may direct), unless Custodial Agent is expressly directed in writing by any Secured Party or its designee (as any Secured Party may direct) to make such loss reimbursement payable directly to the Company. Any loss reimbursement for less than $25,000 may be made payable to the Company, provided that any loss reimbursement paid after any Secured Party or its designee (as any Secured Party may direct) has delivered a notice to Custodial Agent directing disposition of the Property as provided in Paragraph 1(a) above or Paragraph 2(c) below shall be made payable to the Secured Parties.

                  (h) Custodial Agent shall have no liability in the event of any dispute involving ownership of the Property or any other matter relating to this letter agreement other than Custodial Agent's nonperformance of its agreements and obligations set forth herein, and the Company agrees to indemnify and hold Custodial Agent harmless from liability relating to a dispute over ownership of the Property, unless such claim is the result of Custodial Agent's gross negligence or willful misconduct. The Company agrees to pay all court costs and reasonable attorneys' fees which Custodial Agent may incur as a result of any such dispute, provided that such dispute or any claim arising therefrom is not the result of Custodial Agent's nonperformance of its obligations set forth herein or its gross negligence or willful misconduct.

                  2. Subject to the terms of Paragraph 1 above:

                  (a) Custodial Agent shall continue, pursuant to the Contracts, to pick up sealed shipments said or represented to contain currency from the financial institution set forth on the attached schedule ("DESIGNATED LOCAL BANK") for delivery to the retail stores of the Company (the "STORES") in the Territory. The sealed shipments shall be delivered by Custodial Agent to the Stores specifically designated by the Company, but (notwithstanding any provision of the Contracts to the contrary) no shipment shall be delivered to any location other than one or more of the Stores. Notwithstanding any provision of the Contracts to the contrary, only shipments said or represented to contain only the Company employee payroll checks and/or mail (including the Company's internal correspondence) may be delivered to the regional office or offices of the Company in the Territory.

                  (b) Furthermore, Custodial Agent shall continue to pick up sealed shipments said to contain all excess cash, checks, drafts and other instruments that are made available to Custodial Agent at the Stores and shall deliver them only to the Designated Local Bank pursuant to the Contracts.

                  (c) The instructions contained in this Paragraph 2 may be revoked at any time by notice to that effect by an authorized representative of any Secured Party or its designee (as any Secured Party may direct) given to Custodial Agent in accordance with Paragraph 3 of this letter.

[NAME OF ARMORED COURIER]
Page 5


                  3. All requests, instructions and notices to be given pursuant to this letter agreement shall be sent to the following addressee:

         If to the Company:
                  Ace Cash Express, Inc.
                  1231 Greenway Dr., Ste. 800
                  Irving, Texas 75038
                  Attention:  Jay B. Shipowitz
                  Telephone No.:  972 550 5030
                  Facsimile No.:  972 582 1430

         If to Custodial Agent:
                  [NAME OF CUSTODIAL AGENT]
                  [                         ]
                   -------------------------
                  [                         ]
                   -------------------------
                  Attention:     [          ]
                                  ----------
                  Telephone No.: [          ]
                                  ----------
                  Facsimile No.: [          ]
                                  ----------

         If to the Bank Agent:
                  Wells Fargo Bank Texas, National Association
                  4975 Preston Park Road, Suite 280
                  Plano, Texas 75093
                  Attention:    Michael B. Sullivan
                  Telephone No.:  214 740-1595
                  Facsimile No.:  214 969-0906

         If to the ACFS Agent:
                  American Capital Financial Services, Inc.
                  Two Bethesda Metro Center, 14th Floor
                  Bethesda, Maryland 20814
                  Attention:  Compliance Officer -- ACS/ACE
                  Telephone No.:  301 951 6122
                  Facsimile No.:  301 654 6714

                  with a copy to:

                  American Capital Strategies, Ltd.
                  2200 Ross Ave., Ste. 4500W
                  Dallas, Texas 75201
                  Attention:  Jeffrey N. MacDowell
                  Telephone No.:  214 273 6630
                  Facsimile No.:  214 273 6635

[NAME OF ARMORED COURIER]
Page 6

         If to Travelers:
                  Travelers Express Company, Inc.
                  1550 Utica Ave. South MS 8020
                  Minneapolis, Minnesota 55416
                  Attention:   Chief Legal Counsel
                  Telephone No.: 952 591 3000
                  Facsimile No.: 952 591 3859

         Unless provided otherwise in this paragraph, all requests, instructions and notices provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or (iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine. All requests, instructions and notices to be given to Custodial Agent by any Secured Party hereunder may (a) be oral but shall not be binding until confirmed in writing, provided that such Secured Party delivers written confirmation of such request, instruction or notice, as provided in the preceding sentence, within one business day after such oral request, instruction or notice and provided further than notwithstanding anything to the contrary contained herein, the Custodial Agent may immediately rely on such oral notice without liability to the Company and, (b) in the absence of Custodial Agent's representative named herein, may be given to the Branch Manager or, in his or her absence, an Assistant Branch Manager, of the Designated Local Bank as set forth on the attached schedule. Custodial Agent and Designated Local Bank may rely upon oral instructions from any Secured Party, pending written confirmation, without liability to the Company. Custodial Agent shall comply with any request, instruction or notice as promptly after receipt thereof as is reasonably possible.

                  4. The information set forth on the attached schedule may be amended by the Company delivering a revised schedule to Bank Agent, ACFS Agent, Travelers, and Custodial Agent.

                  5. By accepting this letter agreement, Custodial Agent represents that the Contracts are in full force and effect and that Custodial Agent will not amend the Contracts in any manner except in accordance with paragraph 1(c). Custodial Agent agrees that the Contracts will not be terminated without at least ten (10) days' prior written notice to the Secured Parties.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF ARMORED COURIER]
Page 7


         If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

                                         Yours very truly,

                                         ACE CASH EXPRESS, INC.


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


Approved as of the date first above written:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Bank Agent


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

AMERICAN CAPITAL FINANCIAL SERVICES, INC., as ACFS Agent


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

TRAVELERS EXPRESS COMPANY, INC., as Travelers


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

Accepted and agreed to as of the date first above written:

[NAME OF ARMORED COURIER]

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

[NAME OF ARMORED COURIER]
Page 8


                            [NAME OF ARMORED COURIER]
                               [DATE OF SCHEDULE]

Store Number      City & State     Designated Local Bank and Contact Information
------------      ------------     ---------------------------------------------


EXHIBIT H


                          [FORM OF CASH HOLDING REPORT]


To:      Wells Fargo Bank Texas, National Association,
            as Administrative Agent
         4975 Preston Park Road, Ste. 280
         Plano, Texas 75093

         Attention: [                ]
                     ----------------

         This Report ("REPORT") is delivered pursuant to that certain Credit Agreement dated as of [____________], 2003, by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), the lenders from time to time party thereto (the "LENDERS"), and Wells Fargo Bank Texas, National Association, as the Administrative Agent for the Lenders (in such capacity, the "AGENT")(as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"; all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement). This Report covers the calendar week ended ________ ___, 200__, and is delivered to the Agent pursuant to Section 5.05(d) of the Agreement.

         The Company and/or its Subsidiaries opened the following accounts in the calendar week ended _________ ___, 200__, and such accounts are or will be used to maintain Cash Holdings:

                                                                     FINANCIAL INSTITUTION HAS
                               LEGAL NAME OF FINANCIAL INSTITUTION   PREVIOUSLY DELIVERED A
ACCOUNT NO.   ACCOUNT HOLDER   MAINTAINING ACCOUNT                   LETTER AGREEMENT
-----------   --------------   -----------------------------------   -------------------------


         The Company and/or its Subsidiaries entered into contracts with the following armored couriers in the calendar week ended ___________ ___, 200__, and such armored couriers are or will be used to transport Cash Holdings:

                                                ARMORED COURIER HAS PREVIOUSLY
LEGAL NAME OF ARMORED COURIER                   DELIVERED A LETTER AGREEMENT
-----------------------------                   ------------------------------


         The Company and/or its Subsidiaries opened the following stores during the calendar week ended ____________, 200_ serviced by the indicated bank and courier:

STORE NUMBER          CITY/STATE         BANK                COURIER


------------          ------------       ---------------     ------------------


         The Company hereby represents, warrants, and certifies that as of the date hereof the Company is in compliance with Section 6.20 of the Agreement.

         This Report is executed on ___________ ____, 200__, by the duly elected, qualified and acting [TITLE] of the Company.

                                              ACE CASH EXPRESS. INC.,


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT I

                        [FORM OF COMPLIANCE CERTIFICATE]

                  FINANCIAL COVENANT AND COMPLIANCE CERTIFICATE
         FOR CURRENT REPORTING PERIOD BEGINNING ___________, _______ AND
                  ENDING __________, _______ ("CURRENT PERIOD")

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain Credit Agreement, dated as of March 31, 2003, by and among ACE Cash Express, Inc., Wells Fargo Bank Texas, National Association, as Administrative Agent, and the other Lenders parties thereto (as amended, modified, or supplemented, the "Agreement").

FINANCIAL COVENANTS.

                                                             Indicate Compliance
1.  Net Worth. The Borrower shall not any time permit
    the Net Worth of the Borrower and its Subsidiaries
    on a Consolidated basis to be less than
    $64,038,000 plus (b) seventy-five percent (75%) of
    all Net Income earned after the Closing Date
    during any fiscal quarter, provided, however that
    fiscal quarters in which Net Income is a negative
    amount will be excluded from the calculation of
    Net Income earned after the Closing Date, plus (c)
    an amount equal to the (100%) of all proceeds of
    any offering of Equity Interests (net of offering
    and professional fees and expenses) by the
    Borrower or any of its Subsidiaries occurring
    after the Closing Date that is permitted
    hereunder.                                             Yes       No

    Calculation                         $64,038,000

                    Plus:     75% of cumulative Net Income
                              accruing after the Closing Date
                              (excluding the aggregate amount
                              of any losses incurred during
                              any calendar quarters occurring
                              after the Closing Date)

                    Plus:     Net proceeds of equity offerings   $
                                                                 ------------------
                    Equals:   Minimum Net Worth
                                                                 $
                                                                 ------------------
                                                                 $
                                                                 ==================

                                                                        Actual
     Calculation    Total capital stock                          $
                                                                 ------------------
                    Plus:     Paid-in capital                    $
                                                                 ------------------
                    Plus:     Retained Earnings                  $
                                                                 ------------------
                    Minus:    Treasury Stock                     $
                                                                 ------------------
                    Equals:   Net Worth                          $
                                                                 ==================

2. EBITDA. The Borrower shall not at any time permit as of the end of any fiscal quarter, permit the aggregate EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the four-quarter period ending on the last day of such fiscal quarter to be less than 85% of the aggregate EBITDA of the Borrower and its

     Subsidiaries on a Consolidated basis for the four-quarter period ending on the last day of the immediately preceding fiscal quarter.


                                                         Yes          No

                                                               Required

     Calculations         a.  Consolidated EBITDA for
                              four consecutive fiscal
                              quarter period ending
                              on immediately preceding
                              Calculation Date*                $
                                                               ----------------
                          b.  Multiplied by                          0.85

                          c.  Required EBITDA                  $
                                                               ----------------

                                                                    Actual
                          Consolidated EBITDA for four
                          previous fiscal quarter period
                          ending on Calculation Date**         $
                                                               ----------------

                          *Calculation of Consolidated
                          EBITDA for four consecutive
                          fiscal quarter period ending
                          on immediately preceding
                          Calculation Date

                          Net Income for such period           $
                                                               ----------------

                          Plus:     Interest Expense for
                                    such period
                                                               $
                                                               ----------------

                          Plus:     Federal, state and local
                                    income taxes for such
                                    period                     $
                                                               ----------------

                          Plus:     Depreciation, Amortization
                                    and other non-cash
                                    charges for such period
                                    (excluding, however, any
                                    reserves or non-cash       $
                                    charges relating to, or    ----------------
                                    in respect of, Payday
                                    Loans or any other loan
                                    program administered by
                                    the Borrower or its
                                    Subsidiaries)

                          Minus:    Extraordinary gains for
                                    such period                $
                                                               ----------------

                          Plus:     Extraordinary losses for
                                    such period                $
                                                               ---------------=

                          Equals:   EBITDA for such period     $
                                                               ================

                          **Calculation of Consolidated
                          EBITDA for four fiscal quarter
                          period ending on Calculation
                          Date.

                          Net Income for such period            $
                                                                ----------------
                          Plus:     Interest Expense
                                    for such period             $
                                                                ----------------
                          Plus:     Federal, state and local
                                    income taxes for such
                                    period                      $
                                                                ----------------

                          Plus:     Depreciation, Amortization
                                    and other non-cash
                                    charges for such period
                                    (excluding, however, any
                                    reserves or non-cash        $
                                    charges relating to, or     ----------------
                                    in respect of, Payday
                                    Loans or any other loan
                                    program administered by
                                    the Borrower or its
                                    Subsidiaries)

                          Minus:    Extraordinary gains for
                                    such period                $
                                                               ----------------

                          Plus:     Extraordinary gains for
                                    such period                $
                                                               ----------------
                          Equals:   EBITDA for such period     $
                                                               ================

3. Debt to EBITDA Ratio. At the end of any fiscal quarter, the
   Borrower shall not permit the Debt to EBITDA Ratio on a
   Consolidated basis to be equal to or more than (i) 3.50 to
   1.00 from the Closing Date until June 30, 2005 and (ii) 3.25 to 1.00 at any time thereafter; provided, however, that as of the end of each of the fiscal quarters ending on each of
   March 31, 2004 and March 31, 2005, the Debt to EBITDA Ratio    Yes     No
   shall not be greater than 3.75 to 1.00.

   Calculation    Funded Indebtedness                $
                                                      -----------
                  EBITDA                             $
                                                      -----------

                  Funded Indebtedness/EBITDA
                  (Debt to Cash Flow Ratio)          =            to 1.00
                                                      -----------

4. Cash Flow Coverage Ratio. The Borrower shall not permit the
   Cash Flow Coverage Ratio of the Borrower and its
   Subsidiaries on a Consolidated basis to be less than
   1.15:1.00 at any time.                                         Yes     No

Calculation:             EBITDA: EBITDA for 12 consecutive
                         month period ending on such
                         Calculation Date
                                                                    $
                                                                    -----------
                         Minus:    Federal, state and local taxes
                                   paid for 12 consecutive month
                                   period ending on such
                                   Calculation Date                 $
                                                                    -----------

                         Minus:    total capital expenditures paid
                                   in cash for 12 consecutive month
                                   period ending on such
                                   Calculation Date                 $
                                                                    -----------

                         Plus:     Rent expense during 12
                                   consecutive month period
                                   ending on such Calculation
                                   Date                             $
                                                                    -----------

                         Equals:   Adjusted EBITDA                  $
                                                                    ===========

                         Adjusted Expenditures: cash Interest
                         Expense paid for 12 consecutive
                         month period ending on such Calculation
                         Date                                       $
                                                                    -----------
                         Plus:     Current portion of long term
                                   debt                             $
                                                                    -----------
                         Plus:     Rent expense                     $
                                                                    -----------
                         Equals:   Adjusted Expenditures            $
                                                                    -----------
                         Adjusted EBITDA/Adjusted
                         Expenditures (Cash Flow Coverage
                         Ratio)                            =            to 1.00
                                                            -----------

FINANCIAL STATEMENTS AND REPORTS:

a.   Annual CPA audited FYE consolidated and consolidating
     financial statements with Compliance Certificate and SEC
     Form 10-K on or before 90 days after FYE or such earlier
     time as my be required under applicable law                 Yes      No


b.   Quarterly unaudited consolidated and consolidating financial statements with Compliance Certificate and SEC Form 10-Q
     within forty-five (45) days of each quarter end (except for
     fourth quarter).                                            Yes      No

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

               No Default or Event of Default has occurred under
               the Agreement during the Current Period, or been
---------      discovered from a prior period, and not reported.

               A Default or Event of Default (as described below)
               has occurred during the Current Period or has been
               discovered from a prior period and is being
---------      reported for the first time.

      Description of Default or Event of Default:______________________________

ACE CASH EXPRESS, INC.

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------
Date:
     -------------------------------

EXHIBIT J

                       [FORM OF ASSIGNMENT AND ASSUMPTION]

         This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "Assignor") and [INSERT NAME OF ASSIGNEE] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guaranties included in such facilities) and
(ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:
                               ------------------------------

2.       Assignee:
                               ------------------------------
                               [AND IS AN AFFILIATE/APPROVED FUND OF
                               [IDENTIFY LENDER]1]

3.       Borrower(s):          ACE Cash Express, Inc. (the "Borrower")

4.       Administrative Agent: Wells Fargo Bank Texas, National Association, as
                               the Administrative Agent under the Credit
                               Agreement (the "Agent")


----------

(1) Select as applicable.

5.       Credit Agreement: Credit Agreement dated as of March 31, 2003 among
                           Borrower, the Lenders parties thereto, Agent, and the other agents parties thereto (as amended, supplemented, restated or otherwise modified, the "Credit Agreement")

6.       Assigned Interest:

                        Aggregate Amount of       Amount of      Percentage Assigned
                       Commitment/Loans for   Commitment/Loans           of
Facility Assigned(2)       all Lenders             Assigned       Commitment/Loans(3)
--------------------   --------------------   ----------------   --------------------

                       $                      $                               %

                       $                      $                               %

                       $                      $                               %

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                           ASSIGNOR

                                           [NAME OF ASSIGNOR]


                                           By:
                                              ------------------------------
                                              Title:


                                           ASSIGNEE

                                           [NAME OF ASSIGNEE]


                                           By:
                                              ------------------------------
                                              Title:


----------

(2) Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Commitment" or "Seasonal Revolving Commitment")

(3) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[CONSENTED TO AND](4) Accepted:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
  Administrative Agent


By
  --------------------------------------
  Title:


[CONSENTED TO:](5)

ACE CASH EXPRESS, INC.


By
  --------------------------------------
  Title:


----------

(4) To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

(5) To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

                                                                         ANNEX 1


                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

                  1. Representations and Warranties.

                  1.1 Assignor. The Assignor (a) represents and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.05 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and
(b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                  2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

SCHEDULE 1


                                  Pricing Grid


Debt to            Applicable Margin     Applicable Margin   Applicable Margin for
EBITDA Ratio       for LIBO Rate Loans   for ABR Loans       Reference Rate Loans
----------------   -------------------   -----------------   --------------------

=> 3.50x           4.25%   per annum     2.75% per annum     4.25% per annum

< 3.50x => 3.25x   4.00%   per annum     2.50% per annum     4.00% per annum

< 3.25x => 3.00x   3.75%   per annum     2.25% per annum     3.75% per annum

< 3.00x =>2.75x    3.50%   per annum     2.00% per annum     3.50% per annum

< 2.75x =>2.50x    3.25%   per annum     1.75% per annum     3.25% per annum

< 2.50x            3.00%   per annum     1.50% per annum     3.00% per annum

SCHEDULE 2.01(A)

                          Revolving Credit Commitments

PART I. REVOLVING CREDIT COMMITMENTS ON THE CLOSING DATE

                                               REVOLVING CREDIT
                   LENDER                         COMMITMENT
                   ------                      ----------------

Wells Fargo Bank Texas, National Association   $ 34,285,714.29         28.571%

            JPMorgan Chase Bank                $ 23,314,285.71         19.429%

           Bank of America, N.A                $ 17,142,857.14         14.286%

        US Bank National Association           $ 13,714,285.71         11.429%

          First American Bank SSB              $ 10,285,714.29          8.571%

        Southwest Bank of Texas N.A            $  6,857,142.86          5.714%

  Texas Capital Bank National Association      $  5,828,571.43          4.857%

             National City Bank                $  5,142,857.14          4.286%

            Wachovia Bank, N.A                 $  3,428,571.43          2.857%

TOTAL                                          $120,000,000.00

PART II. REVOLVING CREDIT COMMITMENTS UPON EFFECTIVENESS OF INCREMENTAL LOAN AMENDMENT

                                               REVOLVING CREDIT
                   LENDER                         COMMITMENT
                   ------                      ----------------

Wells Fargo Bank Texas, National Association   $ 27,428,571.43         22.857%

            JPMorgan Chase Bank                $ 23,314,285.71         19.429%

           Bank of America, N.A                $ 17,142,857.14         14.286%

        US Bank National Association           $ 13,714,285.71         11.429%

          First American Bank SSB              $ 10,285,714.29          8.571%

        Southwest Bank of Texas N.A            $  6,857,142.86          5.714%

  Texas Capital Bank National Association      $  5,828,571.43          4.857%

             National City Bank                $  5,142,857.14          4.286%

            Wachovia Bank, N.A                 $  3,428,571.43          2.857%

   Person providing Incremental Facility       $  6,857,142.86          5.714%

TOTAL                                          $120,000,000.00

SCHEDULE 2.01(B)


                      Seasonal Revolving Credit Commitments

PART I. SEASONAL REVOLVING CREDIT COMMITMENTS ON THE CLOSING DATE

                                               SEASONAL REVOLVING
                   LENDER                         COMMITMENT
                   ------                      ----------------
Wells Fargo Bank Texas, National Association    $ 5,714,285.71         12.698%

            JPMorgan Chase Bank                 $10,685,714.29         23.746%

           Bank of America, N.A                 $ 7,857,142.86         17.460%

        US Bank National Association            $ 6,285,714.29         13.968%

          First American Bank SSB               $ 4,714,285.71         10.476%

        Southwest Bank of Texas N.A             $ 3,142,857.14          6.984%

  Texas Capital Bank National Association       $ 2,671,428.57          5.937%

             National City Bank                 $ 2,357,142.86          5.238%

            Wachovia Bank, N.A                  $ 1,571,428.57          3.492%

TOTAL                                           $45,000,000.00


PART II. SEASONAL REVOLVING CREDIT COMMITMENTS UPON EFFECTIVENESS OF INCREMENTAL LOAN AMENDMENT

                                               SEASONAL REVOLVING
                   LENDER                         COMMITMENT
                   ------                      ----------------

Wells Fargo Bank Texas, National Association     $12,571,428.57        22.857%

            JPMorgan Chase Bank                  $10,685,714.29        19.429%

           Bank of America, N.A                  $ 7,857,142.86        14.286%

        US Bank National Association             $ 6,285,714.29        11.429%

          First American Bank SSB                $ 4,714,285.71         8.571%

        Southwest Bank of Texas N.A              $ 3,142,857.14         5.714%

  Texas Capital Bank National Association        $ 2,671,428.57         4.857%

             National City Bank                  $ 2,357,142.86         4.286%

            Wachovia Bank, N.A                   $ 1,571,428.57         2.857%

   Person providing Incremental Facility         $ 3,142,857.14         5.714%

TOTAL                                            $55,000,000.00

SCHEDULE 2.02(a)


                             Domestic Lending Office

Unless otherwise indicated, each Lender's Domestic Lending Office is the same as its address for notices.

1.       Wells Fargo Bank Texas, National Association
         4975 Preston Park Road, Suite 280
         Plano, Texas 75093
         Attn.:  Michael B. Sullivan
         Telephone:        (214) 740-1595
         Facsimile:        (214) 969-0906

2.       JPMorgan Chase Bank
         2200 Ross Avenue
         Dallas, Texas 75201
         Attn.:  D. Scott Harvey
         Telephone:        (214) 965-3003
         Facsimile:        (214) 965-3024

3.       Bank of America, N.A.
         901 Main St.
         Dallas, Texas 75202
         Attn.:  Patrick Honey
         Telephone:        (214) 209-0044
         Facsimile:        (214) 209-9668

4.       US Bank National Association
         One US Bank Plaza
         St. Louis, Missouri 63101
         Attn.:  Joseph Sooter
         Telephone:        (314) 418-2462
         Facsimile:        (314) 418-3859

5.       First American Bank SSB
         8401 N. Central Expressway, Suite 500
         Dallas, Texas 75225
         Attn.:  J. Paul. Voorhies
         Telephone:        (972) 419-3362
         Facsimile:        (972) 419-3589


                                Schedule 2.02(a)

6.       Southwest Bank of Texas, N.A.

         Notice Address                               Domestic Lending Office

         909 Lake Carolyn Parkway, Suite 1170         4400 Post Oak Parkway
         Irving, Texas  75039                         Houston, Texas  77027
         Attn.:  Melinda Jackson
         Telephone:        (972) 506-1512
         Facsimile:        (972) 506-1505

7.       Texas Capital Bank National Association

         Notice Address                               Domestic Lending Office
         6060 N. Central Expwy #800                   c/o Rod Baker
         Dallas, Texas  75206                         2100 McKinney Ave. #900
         Attn.:  Ellen Riederer                       Dallas, Texas 75201
         Telephone:        (972) 560-4542
         Facsimile:        (214) 706-6739

8.       National City Bank
         155 East Broad Street
         Columbus, Ohio 43215
         Attn.:  Michael J. Durbin
         Telephone:        (614) 463-8844
         Facsimile:        (614) 463-8572

9.       Wachovia Bank, N.A.
         201 S. College Street, CP 9
         Charlotte, North Carolina 28288
         Attn.:  Erika Myers
         Telephone:        (704) 383-0296
         Facsimile:        (704) 383-7999



                                Schedule 2.02(a)

SCHEDULE 2.02(B)


                            Eurodollar Lending Office

1.       Wells Fargo Bank Texas, National Association
         4975 Preston Park Road, Suite 280
         Plano, Texas 75093
         Attn.:  Michael B. Sullivan
         Telephone:        (214) 740-1595
         Facsimile:        (214) 969-0906

2.       JPMorgan Chase Bank
         2200 Ross Avenue
         Dallas, Texas 75201
         Attn.:  D. Scott Harvey
         Telephone:        (214) 965-3003
         Facsimile:        (214) 965-3024

3.       Bank of America, N.A.
         901 Main St.
         Dallas, Texas 75202
         Attn.:  Patrick Honey
         Telephone:        (214) 209-0044
         Facsimile:        (214) 209-9668

4.       US Bank National Association
         One US Bank Plaza
         St. Louis, Missouri 63101
         Attn.:  Joseph Sooter
         Telephone:        (314) 418-2462
         Facsimile:        (314) 418-3859

5.       First American Bank SSB
         8401 N. Central Expressway, Suite 500
         Dallas, Texas 75225
         Attn.:  J. Paul. Voorhies
         Telephone:        (972) 419-3362
         Facsimile:        (972) 419-3589

6.       Southwest Bank of Texas, N.A.
         4400 Post Oak Parkway
         Houston, Texas  77027


                                Schedule 2.02(b)

7.       Texas Capital Bank National Association
         c/o Rod Baker
         2100 McKinney Ave. #900
         Dallas, Texas 75201

8.       National City Bank
         155 East Broad Street
         Columbus, Ohio 43215
         Attn.:  Michael J. Durbin
         Telephone:        (614) 463-8844
         Facsimile:        (614) 463-8572

9.       Wachovia Bank, N.A.
         201 S. College Street, CP 9
         Charlotte, North Carolina 28288
         Attn.:  Erika Myers
         Telephone:        (704) 383-0296
         Facsimile:        (704) 383-7999



                                Schedule 2.02(b)

                                  SCHEDULE 3.06

                                   LITIGATION

3.06(a)(i)

     o Jennafer Long v. Ace Cash Express, Inc.: This lawsuit regarding Goleta bank loans (the "Bank Loans") offered and made at the Borrower's locations in Florida was filed in Clay County, Florida and served on the Borrower on November 8, 2000. The plaintiff, for herself and others similar situated, alleges that the Bank Loans offered at the Borrower's locations in Florida were made by the Borrower rather than by Goleta and therefore those Bank Loans violated Florida usury laws and the offering of those Bank Loans involves misrepresentations and deceptive practices in violation of Florida law. The plaintiff seeks an unspecified amount of damages, including an amount equal to all interest charged on the Bank Loans made in Florida, the plaintiff's attorneys' fees, and court costs. The Borrower's attempt to remove this case to federal court was not successful. On October 2, 2001, the court granted Goleta's motion to intervene as a defendant in this lawsuit. The Borrower and Goleta filed a motion to dismiss the plaintiff's complaint on the basis that Goleta is the lender of the Bank Loans and, under federal law, is entitled to charge interest at the rate permitted by California law. But on March 20, 2002, the court denied that motion, and on April 19, 2002, each of the Borrower and Goleta filed its answer to the plaintiff's complaint. On February 10, 2003, the parties signed a Stipulation to stay the action pending consummation of present settlement negotiations regarding Beverly Purdie v. ACE Cash Express, Inc. (described below).

     o Vonnie T. Hudson v. Ace Cash Express, Inc. et al.: This lawsuit regarding the Bank Loans offered and made at the Borrower's locations in Indiana was filed on September 11, 2001 in the U.S. District Court for the Southern District of Indiana. This lawsuit was filed against the Borrower; Goleta; the Borrower's Chairman of the Board, Raymond C. Hemmig; the Borrower's Chief Executive Officer, Donald H. Neustadt; the Borrower's President & Chief Operating Officer, Jay B. Shipowitz; and a former employee of the Borrower. The plaintiff alleged violations of (1) the Indiana UCCC and the Indiana "loansharking" statute, because the interest charged for the Bank Loans exceeded the finance charges permitted by those statutes, (2) the federal TILA, Regulation Z, and the Indiana UCCC, because the disclosures to borrowers of Bank Loans did not comply with the disclosure requirements of those laws, and (3) the federal Racketeer Influenced Corrupt Organizations (RICO) Act. In the complaint the plaintiff purported to represent a class of all persons to whom a Bank Loan has been made at any location of the Borrower in Indiana (a) since September 11, 1999, regarding the excess-charge claims, (b) since September 11, 2000, regarding the disclosure-violation claims, and (c) since September 11, 1997, regarding the federal RICO Act claims. The plaintiff sought relief of various kinds, including (i) for the members of the class of plaintiffs who were allegedly charged excessive interest, an order declaring the Loans to them "void," the refund of all finance charges or interest paid by them in excess of the maximum finance charges permitted under the Indiana UCCC, and a penalty (to be determined by the court) in a maximum amount equal to the greater of either all of the finance charges or interest received from them or up to ten times the amount of all excess finance charges or interest received from them; (ii) for the members of the class of plaintiffs who allegedly did not receive proper disclosures under the federal TILA, Regulation Z, and the Indiana UCCC, statutory damages of $500,000 each for violations of those statutes; (iii) for the members of the class of plaintiffs allegedly damaged because of violations of the RICO Act, an amount equal to three times those damages; and (iv) the plaintiff's attorneys' fees and court costs. On December 17, 2001, the defendants moved to dismiss the plaintiff's complaint, and on May 30, 2002, the court granted the motion. Based on its review of the complaint and other filed documents, the court concluded that Goleta made the Bank Loan to the plaintiff and then sold a participation interest in that Bank Loan to the Borrower, so that the claims asserted in the complaint were not sufficient to entitle the plaintiff to any damages or other legal relief. The court, however, afforded the plaintiff an opportunity to amend her complaint to assert legally sufficient claims. On June 25, 2002, the plaintiff filed an amended complaint that was substantially similar to the complaint that was dismissed, except the amended complaint did not name Goleta as a defendant and did not assert any disclosure-violation claims. On July 8, 2002, the Borrower and the remaining defendants filed a motion to dismiss the amended complaint, asserting that the amended complaint did not allege sufficient new facts to justify relief and that the court's initial decision was dispositive. On September 30, 2002, the court entered an order dismissing the amended complaint, with prejudice. On October 15, 2002, the plaintiff filed a notice of appeal to the United States Court of Appeals for the Seventh Circuit. On January 15, 2003 the plaintiff's initial brief in his appeal of the trial court's dismissal of his complaint was filed. The parties met via telephone for a court-approved settlement conference on February 28, 2003. The parties have agreed to stay the proceedings in the plaintiff's appeal pending consummation of present settlement negotiations regarding Beverly Purdie v. ACE Cash Express, Inc. (described below).

     o Rufus Patricia Brown v. Ace Cash Express, Inc. et al. This lawsuit regarding both the Borrower's former "payday loan" activities and the Bank Loans offered and made at the Borrower's locations in Maryland was filed on August 20, 2001 in the Circuit Court for Baltimore City, Maryland. On September 12, 2001, the plaintiff filed an amended complaint against the Borrower and unnamed franchisees of the Borrower. In the complaint, the plaintiff purports to represent a class of all consumers with whom the Borrower has entered into any payday-loan transaction or to whom a Bank Loan has been made at any location of the Borrower in Maryland since April 1, 2000. The plaintiff alleges that the defendants' loan-related activities violate the Maryland usury laws, the Maryland Consumer Loan Law, the Maryland Unsecured Closed End Credit Regulation Act, and the Maryland Consumer Protection Act and are unconscionable under Maryland law. The plaintiff seeks relief of various kinds, including a permanent injunction against any further alleged illegal activities, an order that all obligations of the class of plaintiffs to the defendants are void, the return (as restitution) to the class of plaintiffs of all amounts paid to the defendants, an order dissolving the Borrower and prohibiting all defendants from conducting any further financial services business, the disgorgement and return of all profits from the loan-related activities, the plaintiff's attorneys' fees and expenses, and court costs. On September 7, 2001, the Borrower removed this lawsuit to the United States District Court for the District of Maryland, but on November 14, 2001, the federal court granted the plaintiff's motion to remand this lawsuit back to the Circuit Court of Baltimore City. On January 3, 2002, Goleta filed a motion to intervene as a defendant in this lawsuit, and the court granted that motion on January 8, 2002.

     o Beverly Purdie v. Ace Cash Express, Inc. et al.: This lawsuit regarding both the Borrower's former "payday loan" activities and the Bank Loans offered and made at the Borrower's locations was filed on September 6, 2001, in the United States District Court for the Northern District of Texas. The original complaint named as defendants the Borrower and certain executive officers and directors and a former employee of the Borrower. As the result of two amended complaints, however, only the Borrower and Goleta are currently defendants in this lawsuit. In her second amended complaint, the plaintiff purports to represent a class of all consumers in the United States with whom the Borrower has entered into any payday-loan transaction or to whom a Bank Loan has been made at any location of the Borrower since September 6, 1997, as well as sub-classes of persons who have engaged in those kinds of transactions with the Borrower or at the Borrower's locations and are alleged to be victims of usury or of unfair or deceptive lending practices under the laws of various states in the United States during the time periods within the various applicable statutes of limitations. The plaintiffs allege that the defendants' loan-related activities violate the federal RICO Act and the laws and regulations of various states regarding usury, deceptive trade practices (including the Texas Deceptive Trade Practices Act), and other consumer protections. The plaintiff seeks relief of various kinds, including a permanent injunction against any further alleged illegal activities; the return (as restitution) to the class and sub-classes of plaintiffs of all amounts paid to the defendants; damages equal to three times the amount of all fees and interests paid by the class & sub-classes of plaintiffs since Sept. 6, 1997; punitive damages of at least $250 million; the plaintiff's attorneys' fees; and court costs. On January 18, 2002, the Borrower and Goleta filed a motion to dismiss the second amended complaint, asserting that the federal RICO Act claims were legally deficient and should be dismissed and that, if those claims are dismissed, the court should not retain jurisdiction of the remaining state-law claims. On October 29, 2002, the court granted the Borrower's and Goleta's motion to dismiss the plaintiff's complaint. The court found that the plaintiff did not allege sufficient facts to support her federal RICO claims and, accordingly, dismissed those claims with prejudice. In the absence of federal-law claims, the court declined to retain jurisdiction over the plaintiff's state-law claims and, accordingly, dismissed those claims without prejudice. On November 12, 2002, the plaintiff filed a motion with the trial court requesting that the court vacate its judgment, amend its order dismissing her complaint, and grant the plaintiff permission to file an amended complaint. The Borrower and Goleta currently have until April 1, 2003, to respond to the plaintiff's motion. The parties are engaged in ongoing settlement discussions.

     o Hale v. Ace Cash Express, Inc.: On December 18, 2002, the Borrower was served with a lawsuit that had originally been filed (but not served) in late October 2002 in the United States District Court for the Western District of Virginia. The amended class action complaint served on the Borrower names only the Borrower as a defendant and relates to the Borrower's activities in connection with the short-term consumer loans of Goleta offered at the Borrower's stores in Virginia between April 1, 2000 and October 10, 2002. The plaintiff, for himself and others similarly situated, alleges that the Borrower's loan-related activities during that period violated the federal RICO Act, the Virginia Consumer Finance (or Small Loan) Act, the Virginia Payday Loan Act, and the Virginia Consumer Protection Act and constituted fraud. The plaintiff seeks actual and punitive damages of various kinds, including (under the RICO Act) an amount equal to three times all of the Borrower's proceeds from the loans made in Virginia during the approximate two and one-half years; an amount equal to three times the actual damages or $1,000, whichever is greater, for each violation of the Virginia Consumer Protection Act; attorneys' fees & court costs. The key issue in this lawsuit is whether the Borrower or Goleta should properly be characterized as the lender or the maker of the short-term loans. Contrary to the plaintiff's contentions, the Borrower maintains that Goleta was the lender and that, because Goleta was a national bank located in California, the short-term loans were governed by federal and California law, not Virginia law. On February 5, 2003, the Borrower moved to compel arbitration and to stay all proceedings until completion of arbitration. The plaintiff has filed an opposition to the Borrower's motion to compel arbitration.

     o The Borrower has supplied information regarding certain of its payday loans to the Federal Trade Commission ("FTC") in response to the FTC's letter dated December 12, 2002.

     o Ace Currency Exchange, Inc. v. Ace Cash Express, Inc.; alleging breach of Consent Decree dated May 23, 1993 in Ace Currency Exchange, Inc. v. Ace Cash Express, Inc. This lawsuit regarding the Borrower's use of the name "Ace" in the City of Baltimore, Maryland and Baltimore, Howard and a portion of Anne Arundel counties, Maryland in alleged violation of that certain Consent Decree dated May 23, 1993 was filed on or about March 4, 2003 in the United States District Court for the District of Maryland. The plaintiff alleges the Borrower's violation of the Consent Decree and seeks that (1) the Borrower be held in contempt of court, (2) the Borrower pay compensatory damages of $500,000 plus interest and costs, (3) the Borrower be enjoined from continuing to violate the Consent Decree, (4) the Borrower account to and pay the plaintiff all profits received during the period of violation and that such damages be trebled and (5) costs, attorneys' fees and other appropriate relief be awarded to the plaintiff against the Borrower.

   3.06(c)

     o See Ace Currency Exchange, Inc. v. Ace Cash Express, Inc.; alleging breach of Consent Decree dated May 23, 1993 in Ace Currency Exchange, Inc. v. Ace Cash Express, Inc. described above. Court order to resolve lawsuit in accordance with an Agreement dated October 24, 1989, between the Borrower and Ace Currency Exchange, Inc. In that Agreement, the Borrower agreed to do the following in the City of Baltimore, Maryland, in the counties of Baltimore and Howard, Maryland, and in a portion of the County of Anne Arundel, Maryland:
          (1) cease using A.C.E. in all permanent storefront signage, (2) cease using A.C.E. on all temporary banners and signage (though temporary posters may include the Borrower's logo with A.C.E. appearing not larger than approximately 1 1/2"),

          (3) cease reference to ACE when answering the telephone at its locations, and (4) cease reference to ACE in all future media advertising.

     o Settlement Agreement between Ace Cash Express, Inc. and the Ohio Division of Financial Institutions dated as of December 31, 2002 - See Borrower's Form 8-K dated as of December 20, 2002 filed with the Securities and Exchange Commission ("SEC") on January 6, 2003

     o Final Order of the State of Florida, Department of Banking and Finance, Division of Securities and Finance dated December 30, 2002 In re Ace Cash Express, Inc. d/b/a Ace America's Cash Express - See Borrower's Form 8-K dated as of December 20, 2002 filed with the SEC on January 6, 2003

     o Consent Judgment dated December 13, 2002 in State of North Carolina ex rel. Roy Cooper, Attorney General and Joseph A. Smith, Jr., Commissioner of Banks v. Ace Cash Express, Inc. - See Borrower's Form 10-Q for the quarterly period ended December 31, 2002 filed with the SEC on February 14, 2003

     o Consent Order In the Matter of Ace Cash Express, Inc., Agent and Bank Service Provider for Goleta National Bank, dated October 25, 2002 - See Borrower's Form 8-K dated as of October 25, 2002 filed with the SEC on November 5, 2002

     o Consent Decree dated May 6, 2002 - State of Colorado, ex rel. Ken Salazar, Attorney General for the state of Colorado, and Laura E. Udis, Administrator, Uniform Consumer Credit Code v. Ace Cash Express, Inc. - See Borrower's Form 10-Q for the quarterly period ended March 31, 2002 filed with the SEC on May 15, 2002

     o Agreed Final Judgment and Permanent Injunction in Western Union Corporation v. Ace Cash Express, Inc., dated March 27, 1990 - Injunction prohibiting the use of the slogan "We Do Western Union Only Better" in connection with the promotion and advertisement of money transfer services.

                                  SCHEDULE 3.14

                           ORGANIZATION; SUBSIDIARIES

                        JURISDICTION OF      STATES AUTHORIZED TO
       BORROWER          INCORPORATION         CONDUCT BUSINESS
       --------         ---------------      --------------------

Ace Cash Express, Inc.       Texas           Alabama
                                             Alaska
                                             Arizona
                                             Arkansas
                                             California
                                             Colorado
                                             Connecticut
                                             Delaware
                                             Washington DC
                                             Florida
                                             Georgia
                                             Indiana
                                             Iowa
                                             Kansas
                                             Louisiana
                                             Maryland
                                             Michigan
                                             Minnesota
                                             Mississippi
                                             Missouri
                                             Montana
                                             Nebraska
                                             Nevada
                                             New Jersey
                                             New Mexico
                                             North Carolina
                                             Ohio
                                             Oklahoma
                                             Oregon
                                             Pennsylvania
                                             Rhode Island
                                             South Carolina
                                             Tennessee
                                             Texas
                                             Utah
                                             Vermont
                                             Virginia
                                             Washington
                                             Wisconsin
                                             Wyoming
                                             District of Columbia

                                                                  STATES
                                               STATES          AUTHORIZED TO
                        JURISDICTION OF      CONDUCTING          CONDUCT
  NAME OF SUBSIDIARY     INCORPORATION        BUSINESS           BUSINESS       EQUITY OWNERSHIP      TRADE NAMES
  ------------------    ---------------      ----------        -------------    ----------------      -----------

 Check Express, Inc.        Florida             None              Florida        All outstanding          None
                                                                                 shares of common
                                                                                  stock owned by
                                                                                     Borrower

    CHECK EXPRESS           Florida             None              Florida        All outstanding          None
    FLORIDA, INC.                                               California       shares of common
                                                                  Georgia         stock owned by
                                                                   Ohio           Check Express,
                                                                   Texas               Inc.

    CHECK EXPRESS           Florida             None              Florida        All outstanding          None
    FINANCE, INC.                                                                shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

 CHECK EXPRESS SOUTH        Florida            Indiana            Florida        All outstanding          None
    CAROLINA, INC.                         South Carolina         Indiana        shares of common
                                                               South Carolina     stock owned by
                                                                                  Check Express,
                                                                                       Inc.

  Check Express USA,        Florida             None              Florida        All outstanding          None
         Inc.                                                                    shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

    CHECK-X-CHANGE         California           None            California       All outstanding          None
     CORPORATION                                                                 shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

Q. C. & G. FINANCIAL,       Arizona             Texas             Arizona        All outstanding          None
         INC.                                 Virginia             Texas         shares of common
                                                                 Virginia         stock owned by
                                                                                     Borrower

                                                                                 All outstanding
PUBLIC CURRENCY, INC.      California        California         California       shares of common         None
                                                                                  stock owned by
                                                                                     Borrower

                                                                                  All membership
   ACE Funding, LLC         Delaware            Texas              Texas         interests owned          None
                                                                                   by Borrower

                                SCHEDULE 3.15(c)

                              INTELLECTUAL PROPERTY

     o See Schedule 3.06 regarding Ace Currency Exchange, Inc. v. Ace Cash Express, Inc.

     TRADEMARKS


                                                                                                    REGISTRATION
                                                                                  APPLICATION       NUMBER/
OWNER                        TRADEMARK NAME                 JURISDICTION          STATUS            APPLICATION NO.
-----                        --------------                 ------------          ------            ---------------
Ace Cash Express, Inc.       A C E AMERICA'S CASH EXPRESS   Mexico                Registered        667241

Ace Cash Express, Inc.       A A C E AMERICA'S CASH         United States of      Registered        1,831,546
                             EXPRESS and design             America

Ace Cash Express, Inc.       A A-C-E AMERICA'S CASH         Canada                Registered        TMA445484
                             EXPRESS and design

Ace Cash Express, Inc.       ACE                            United States of      Registered        2,155,964
                                                            America

Ace Cash Express, Inc.       A A C E and design             United States of      Registered        1,806,389
                                                            America

Ace Cash Express, Inc.       ACE AMERICA'S CASH EXPRESS     Texas                 Registered        052565
                             and design

Ace Cash Express, Inc.       ACE AMERICA'S CASH EXPRESS     Texas                 Registered        052564
                             and design

Ace Cash Express, Inc.       ACE CANADA'S CASH EXPRESS      Canada                Pending           Serial No.
                             and design                                                             1132776

Ace Cash Express, Inc.       AFTER ALL... IT'S YOUR MONEY!  United States of      Pending           Serial No.
                                                            America                                 76/490562

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        1,846,958
                                                            America

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        1,831,538
                                                            America

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        2,108,173
                                                            America

Ace Cash Express, Inc.       CASH IS OUR MIDDLE NAME        United States of      Registered        2,318,222
                                                            America

Ace Cash Express, Inc.       IT'S YOUR MONEY. WHY WAIT?     United States of      Pending           Serial No.
                                                            America                                 76/491255

Check Express, Inc.          CHECK EXPRESS                  United States of      Registered        1,370,520
                                                            America

Check Express, Inc.          CHECK EXPRESS                  Canada                Registered        TMA496291

Check Express, Inc.          CHECK EXPRESS                  Mexico                Registered        482464

Check Express, Inc.          CHECK EXPRESS                  Mexico                Registered        486677

Check Express, Inc.          CHECK EXPRESS                  United States of      Pending           Serial No.
                                                            America                                 76/491366

Check Express, Inc.          CHECK EXPRESS                  United States of      Pending           Serial No.
                                                            America                                 76/490563

Check Express, Inc.          CHECK EXPRESS and design       United States of      Registered        1,476,206
                                                            America

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Canada                Registered        TMA503892
                             and design

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Mexico                Registered        503683
                             and design

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Mexico                Registered        514567
                             and design

Check Express, Inc.          EXPRESS and check design       United States of      Registered        1,489,647
                                                            America

Check Express, Inc.          EXPRESS and check design       United States of      Registered        2,183,193
                                                            America

Check Express, Inc.          EXPRESS and check design       Canada                Registered        TMA532292

Check Express, Inc.          EXPRESS and check design       Mexico                Pending           Serial No.
                                                                                                    233980

Check Express, Inc.          EXPRESS and check design       Mexico                Registered        514566

Check X Change Corporation   CHECK-X-CHANGE                 United States of      Registered        1,793,853
                                                            America

Check X Change Corporation   CHECK-X-CHANGE and design      Oregon                Registered        0015726

Check X Change Corporation   X-CHANGE-CHECK-X-CHANGE and    United States of      Registered        1,374,191
                             design                         America

     PATENT APPLICATIONS


           OWNER                        TITLE              FILING DATE    APPLICATION NO.       ATTY. DOCKET NO.
           -----                        -----              -----------    ---------------       ----------------

Ace Cash Express, Inc.        Automated Method and         05/09/2002       10/142,351             300003-1001
                              System for Enrollment

Ace Cash Express, Inc.        Check and Cash Dispensing    06/19/2002       10/175,584             300003-1002
                              Machine and Method

                                SCHEDULE 3.15(d)

                      DEPOSIT ACCOUNTS AND ARMORED COURIERS


(i) Deposit Accounts of Borrower:

ACCOUNT NAME                                 BANK ACCT #       BANK NAME
------------                                 -----------       ---------------

ARKANSAS DEP                                 89440513          BANK OF AMERICA
ARKANSAS R/I                                 89440526          BANK OF AMERICA
ARKANSAS CURR                                89440539          BANK OF AMERICA
NEW MEXICO DEP                               109650382         BANK OF AMERICA
NEW MEXICO CURR                              109650390         BANK OF AMERICA
NEW MEXICO R/I                               109650408         BANK OF AMERICA

NASHVILLE TN. DEP                            112485669         BANK OF AMERICA

NASHVILLE TN. CURR                           112485677         BANK OF AMERICA

NASHVILLE TN. R/I                            112485685         BANK OF AMERICA
WICHITA KANSAS DEP                           2861440603        BANK OF AMERICA
WICHITA KANSAS R/I                           2861440616        BANK OF AMERICA
WICHITA KANSAS CURR                          2861440629        BANK OF AMERICA

SAVANNAH GA. CURR                            3266408527        BANK OF AMERICA

SAVANNAH GA. DEP                             3266408535        BANK OF AMERICA

SAVANNAH GA. R/I                             3266408543        BANK OF AMERICA
WILMINGTON  NC. CURR                         3783622508        BANK OF AMERICA
WILMINGTON  NC. DEP                          3783622511        BANK OF AMERICA
WILMINGTON  NC. R/I                          3783622524        BANK OF AMERICA
CHARLESTON SC. CURR                          3783730461        BANK OF AMERICA
CHARLESTON SC. DEP                           3783730474        BANK OF AMERICA
CHARLESTON SC. R/I                           3783730487        BANK OF AMERICA
CAPITOL R/I                                  3783832589        BANK OF AMERICA
CAPITOL CURR                                 3783832592        BANK OF AMERICA
CAPITOL DEP                                  3783832602        BANK OF AMERICA
HUNTSVILLE CURR                              4771913193        BANK OF AMERICA
HUNTSVILLE DEP                               4771913201        BANK OF AMERICA
HUNTSVILLE R/I                               4771913219        BANK OF AMERICA
PINE BLUFF DEP                               8007072791        BANK OF AMERICA
PINE BLUFF R/I                               8007072805        BANK OF AMERICA

ACCOUNT NAME                               BANK ACCT #       BANK NAME
------------                               -----------       ---------------
PINE BLUFF CURR                            8007072813        BANK OF AMERICA
OKLAHOMA R/I                               70108364923       BANK OF AMERICA
OKLAHOMA DEP                               70108364931       BANK OF AMERICA
OKLAHOMA CURR                              70108364958       BANK OF AMERICA
ST.LOUIS MO. DEP                           100101249510      BANK OF AMERICA
ST.LOUIS MO. CURR                          100101249529      BANK OF AMERICA
ST.LOUIS MO. R/I                           100101249537      BANK OF AMERICA

FT.WAYNE IN. CURR                          715001269599      BANK ONE
FT.WAYNE IN. DEP                           715001269615      BANK ONE
FT.WAYNE IN. R/I                           715002369607      BANK ONE

SAN / AUS DEP                              43509122128       JPMORGAN CHASE BANK
SAN / AUS R/I                              43509122144       JPMORGAN CHASE BANK
SAN / AUS CURR                             43509122151       JPMORGAN CHASE BANK
EL PASO DEP                                43509122169       JPMORGAN CHASE BANK
EL PASO R/I                                43509122177       JPMORGAN CHASE BANK
EL PASO CURR                               43509122185       JPMORGAN CHASE BANK
VALLEY DEP                                 84609288218       JPMORGAN CHASE BANK
VALLEY R/I                                 84609288226       JPMORGAN CHASE BANK
VALLEY CURR                                84609288234       JPMORGAN CHASE BANK


NEW ORLEANS DEP                            812315781         HIBERNIA NAT'L
NEW ORLEANS CURR                           812315803         HIBERNIA NAT'L
NEW ORLEANS R/I                            812315811         HIBERNIA NAT'L
LONGVIEW TX CURR                           3420000752        HIBERNIA NAT'L
LONGVIEW TX DEP                            3420000760        HIBERNIA NAT'L

ACCOUNT NAME                                 BANK ACCT #       BANK NAME
------------                                 -----------       ---------------
LONGVIEW TX R/I                              3420000779        HIBERNIA NAT'L

CLEVELAND OH. DEP                            3765199           NATIONAL CITY
CLEVELAND OH. CURR                           3765201           NATIONAL CITY
CLEVELAND OH. R/I                            3765228           NATIONAL CITY
INDIANAN CURR                                501912286         NATIONAL CITY
INDIANAN DEP                                 501912338         NATIONAL CITY
INDIANAN R/I                                 501912341         NATIONAL CITY
PITTSBURGH CURR                              4600658771127     NATIONAL CITY
PITTSBURGH DEP                               4600658771143     NATIONAL CITY
PITTSBURGH R/I                               4600658771151     NATIONAL CITY

HOMEWOOD AL. DEP                             301060694         REGION'S
HOMEWOOD AL. CURR                            301060708         REGION'S
HOMEWOOD AL. R/I                             301060813         REGION'S
ALBANY CURR                                  2507841006        REGION'S
ALBANY DEP                                   2507842206        REGION'S
ALBANY R/I                                   2507843406        REGION'S


CORPUS CHRISTI R/I                           1411001371        TEXAS CAPITOL
CORPUS CHRISTI DEP                           1411001678        TEXAS CAPITOL
CORPUS CHRISTI CURR                          1411001686        TEXAS CAPITOL
NO. CAROLINA DEP                             2000000566115     WACHOVIA
NO. CAROLINA R/I                             2000000566128     WACHOVIA
NO. CAROLINA CURR                            2000000566131     WACHOVIA

ACCOUNT NAME                                 BANK ACCT #       BANK NAME
------------                                 -----------       ---------------

ACE CollectionsTrustAcct/ALA                 2000014786923     WACHOVIA
ACE CollectionsTrustAcct/DITORE              2000014787809     WACHOVIA

SO.CAROLINA DEP                              2010000169829     WACHOVIA

SO.CAROLINA R/I                              2010000169832     WACHOVIA

SO.CAROLINA CURR                             2010000175703     WACHOVIA

VIRGINIA DEP                                 2050000054237     WACHOVIA

VIRGINIA R/I                                 2050000054240     WACHOVIA

VIRGINIA CURR                                2050000054253     WACHOVIA
GEORGIA DEP                                  2080000230403     WACHOVIA
GEORGIA R/I                                  2080000230416     WACHOVIA
GEORGIA CURR                                 2080000230429     WACHOVIA
FLORIDA DEP                                  2090001409155     WACHOVIA
FLORIDA CURR                                 2090001409168     WACHOVIA
FLORIDA R/I                                  2090001409171     WACHOVIA
                                             2090001409414     WACHOVIA

CALIFORNIA R/I                               4091219998        WELLS FARGO
CALIFORNIA DEP                               4091220004        WELLS FARGO
CALIFORNIA CURR                              4091220012        WELLS FARGO
BRYAN TX. DEP                                4122047780        WELLS FARGO
BRYAN TX. CURR                               4122049745        WELLS FARGO
BRYAN TX. R/I                                4122099898        WELLS FARGO
ACH COLLECTIONS / RETURNS                    4123473928        WELLS FARGO
CORE DATA                                    4127070845        WELLS FARGO
PHOENIX AZ. DEP                              4159500198        WELLS FARGO
PHOENIX AZ. R/I                              4159500214        WELLS FARGO
PHOENIX AZ. CURR                             4159500222        WELLS FARGO

WASHINGTON DEP                               4159662725        WELLS FARGO

WASHINGTON CURR                              4159662733        WELLS FARGO

ACCOUNT NAME                                 BANK ACCT #       BANK NAME
------------                                 -----------       ---------------
WASHINGTON R/I                               4159662741        WELLS FARGO
DENVER CO. CURR                              4159663293        WELLS FARGO
DENVER CO. R/I                               4159663301        WELLS FARGO
DENVER CO. DEP                               4159663319        WELLS FARGO
COLORADO SPRINGS R/I                         4159663335        WELLS FARGO
COLORADO SPRINGS CURR                        4159663343        WELLS FARGO
COLORADO SPRINGS DEP                         4159663350        WELLS FARGO
FRANCHISE REVENUE                            4159698323        WELLS FARGO
CORPORATE DEPOSIT                            4159698331        WELLS FARGO
DALLAS / FT.WORTH DEP                        4159698356        WELLS FARGO
DALLAS / FT.WORTH CURR                       4159698364        WELLS FARGO
DALLAS / FT.WORTH R/I                        4159698380        WELLS FARGO
MONEY ORDERS                                 4159698406        WELLS FARGO
HOUSTON TX. DEP                              4159698489        WELLS FARGO
HOUSTON TX. CURR                             4159698497        WELLS FARGO
HOUSTON TX. R/I                              4159698513        WELLS FARGO
INSURANCE                                    4159698521        WELLS FARGO
CONCENTRATION                                4159698539        WELLS FARGO
DEFERRED COMP.                               4159698562        WELLS FARGO
401K DEPOSIT                                 4159698570        WELLS FARGO
PORTLAND OR. DEP                             4178528691        WELLS FARGO
PORTLAND OR. R/I                             4178528709        WELLS FARGO
PORTLAND OR. CURR                            4178528717        WELLS FARGO
NEVADA CURR                                  4311262364        WELLS FARGO
NEVADA DEP                                   4311262372        WELLS FARGO
NEVADA R/I                                   4311262380        WELLS FARGO
DIRECT DEP ACCT                              4375652658        WELLS FARGO
GNB DEPOSITORY ACCT                          4375669348        WELLS FARGO
MEDICAL BENEFITS                             4375669561        WELLS FARGO
CALIFORNIA OPER                              4375687324        WELLS FARGO
LAREDO TX. CURR                              4496885856        WELLS FARGO
LAREDO TX. DEP                               4496886227        WELLS FARGO
LAREDO TX. R/I                               4496886235        WELLS FARGO
IBM CREDIT ACCOUNT                           4584708721        WELLS FARGO
CENTRAL DISBURSING ACCOUNT                   4588542456        WELLS FARGO
PAYROLL                                      4759630080        WELLS FARGO
ACCOUNTS PAYABLE OPER                        4759630098        WELLS FARGO

(ii)     Deposit Accounts of Borrower's Subsidiaries (other than ACE Funding):

Q C & G FINANCIAL INC.                     328911240          FIRST AMERICAN


(iii)     Armored courier services that transport Collateral:

     o    Arkansas Armored Car Service, L.L.C.

     o    Armored Transport Texas, Inc. a/k/a AT Systems Southwest, Inc.

     o    Brink's Incorporated

     o    Dunbar Armored, Inc.

     o    First Star Transport

     o    Loomis Fargo & Co.

     o    MidFlorida Armored

     o    Rochester Armored Car Co., Inc.

     o    Triple D Security, Inc.

(iv)      Agreements with armored courier services that transport Collateral:

     o Armored Car Service Agreement between Arkansas Armored Car Service, L.L.C. and the Borrower

     o Armored Car Service Agreement between Armored Transport Texas, Inc. a/k/a AT Systems Southwest, Inc. and the Borrower

     o    Contract No. 447961 between Brink's Incorporated and the Borrower

     o    Service Contract No. 11000375 between Dunbar Armored, Inc. and the
          Borrower

     o    Armored Car Service Agreement between First Star Transport and the
          Borrower

     o    Service Agreement between Loomis Fargo & Co. and the Borrower

     o    Agreement between MidFlorida Armored and the Borrower

     o    Agreement between Rochester Armored Car Co, Inc. and the Borrower

     o    Agreement between Triple D Security, Inc. and the Borrower

                                  SCHEDULE 3.18

                                  ENVIRONMENTAL



     o    None

                                  SCHEDULE 6.01

                                 EXISTING LIENS


JURISDICTION          FILE DATE      SECURED PARTY             COLLATERAL
------------          ---------      -------------             ----------
California            4/28/97        State of California,      Tax Lien
                                     Employment
                                     Development
                                     Department


     o See the Letters of Credit set forth on Schedule 6.03, each of which may be extended, renewed or refunded, so long as the amount thereof is not increased.

                                  SCHEDULE 6.02

                           SALE LEASEBACK TRANSACTIONS


o The Borrower may enter into sale and lease-back transactions for any or all of the following properties:

          o    E. Meeting Street, North Charleston, South Carolina;

          o    2122 Cosgrove Ave., North Charleston, South Carolina;

          o    2620 Madison Ave., Indianapolis, Indiana; and

          o    3921 N. Florida Ave., Tampa, Florida

                                  SCHEDULE 6.03

                          EXISTING SECURED INDEBTEDNESS


o The Senior Secured Notes in favor of Principal Life Insurance Company - which shall be paid off with the proceeds from the transactions contemplated by the Agreement

o Letter of Credit No. 246595 issued by Wells Fargo for $57,585.00 to Zurich Insurance Corp with an expiration of 1/31/04. This letter of credit is cash collateralized.

o Letter of Credit No. 359386 issued by Wells Fargo for $1,087,000.00 to Lumbermen's Mutual Casualty Co with an expiration of 7/18/03. This letter of credit is cash collateralized.

                                  SCHEDULE 6.06

                           EXISTING LOANS AND ADVANCES


None

                                  SCHEDULE 6.17

                              PERMITTED INVESTMENTS


o The Borrower owns (a) 257,142.96 shares of Series A Convertible Preferred Stock represented by Certificate No. EP A-0003, (b) 90,000 shares of non-voting common stock represented by Certificate No. EP-17 and (c) 210,000 shares of common stock represented by Certificate No. EP-18, of ePacific Incorporated, a Delaware corporation ("ePacific"). All of the capital stock of ePacific owned by the Borrower is subject to a Stockholders' Agreement dated as of March 30, 2000 which provides, among other things, that no stockholder of ePacific may effect certain sales of such securities without affording the other stockholders of ePacific a right to participate in each such sale and no party to such Stockholders' Agreement may assign its rights thereunder without the prior written consent of the other parties thereto.